As filed with the Securities and Exchange Commission on January 26, 2026
Securities Act File (No. 333-153445)
Investment Company Act File (No. 811-22235)

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 158	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 160	☒
(Check appropriate box or boxes)

AQR Funds
(Exact Name of Registrant Specified in Charter)
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (203) 742-3600
H.J. Willcox, Esq.
Principal & Chief Legal Officer
AQR Capital Management, LLC
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(Name and Address of Agent for Service)
With copies to:
David W. Blass, Esq.
Ryan P. Brizek, Esq.
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001
Bissie K. Bonner, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[x]	on January 29, 2026, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date), pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date), pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AQR Funds Prospectus
January 29, 2026
Class N Shares, Class I Shares and Class R6 Shares
	Class	Ticker Symbol
AQR Multi-Style Funds
AQR Large Cap Multi-Style Fund	N	QCENX
	I	QCELX
	R6	QCERX
AQR Small Cap Multi-Style Fund	N	QSMNX
	I	QSMLX
	R6	QSERX
AQR International Multi-Style Fund	N	QICNX
	I	QICLX
	R6	QICRX
AQR Emerging Multi-Style II Fund	N	QTENX
	I	QTELX
	R6	QTERX
AQR Momentum Style Funds
AQR Large Cap Momentum Style Fund	N	AMONX
	I	AMOMX
	R6	QMORX
AQR Small Cap Momentum Style Fund	N	ASMNX
	I	ASMOX
	R6	QSMRX
AQR International Momentum Style Fund	N	AIONX
	I	AIMOX
	R6	QIORX
AQR Defensive Style Funds
AQR Large Cap Defensive Style Fund	N	AUENX
	I	AUEIX
	R6	QUERX
AQR International Defensive Style Fund	N	ANDNX
	I	ANDIX
	R6	ANDRX
AQR Global Equity Fund
AQR Global Equity Fund	N	AQGNX
	I	AQGIX
	R6	AQGRX
This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class N Shares, Class I Shares and Class R6 Shares of each Fund, as applicable.
The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Funds. The likelihood of loss may be greater if you invest for a shorter period of time.

AQR Funds–Prospectus

AQR Funds–Prospectus1
AQR Large Cap Multi-Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Large Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest Expense	0.01%	0.01%	0.01%
All Other Expenses	0.15%	0.15%	0.05%
Total Other Expenses	0.16%	0.16%	0.06%
Total Annual Fund Operating Expenses	0.66%	0.41%	0.31%
Less: Expense Reimbursements[1]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursements[2]	0.66%	0.41%	0.31%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
2Total Annual Fund Operating Expenses after Expense Reimbursements are 0.65% for Class N Shares, 0.40% for Class I Shares and 0.30% for Class R6 Shares if Interest Expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$67	$211	$368	$822
Class I Shares	$42	$132	$230	$518
Class R6 Shares	$32	$100	$174	$393
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps and real estate investment trusts (“REITs”) or REIT-like entities) of large-cap companies.

AQR Funds–Prospectus2
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
As of the date of this prospectus, the Adviser generally considers large-cap companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be

AQR Funds–Prospectus3
prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

AQR Funds–Prospectus4
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

AQR Funds–Prospectus5
Highest Quarterly Return		Lowest Quarterly Return
20.49%	6/30/20	-22.40%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the Russell 1000® Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Large Cap Multi-Style Fund—Class I
Return Before Taxes	23.56%	15.48%	13.29%
Return After Taxes on Distributions	19.77%	12.24%	11.02%
Return After Taxes on Distributions and Sale of Fund Shares	16.52%	11.70%	10.43%
AQR Large Cap Multi-Style Fund—Class N
Return Before Taxes	23.25%	15.19%	13.00%
AQR Large Cap Multi-Style Fund—Class R6
Return Before Taxes	23.66%	15.60%	13.40%
Russell 1000® Total Return Index (reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus6
AQR Small Cap Multi-Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Small Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.45%	0.45%	0.45%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest Expense	0.01%	0.01%	0.01%
All Other Expenses	0.32%	0.29%	0.22%
Total Other Expenses	0.33%	0.30%	0.23%
Total Annual Fund Operating Expenses	1.03%	0.75%	0.68%
Less: Expense Reimbursements[1]	0.14%	0.11%	0.14%
Total Annual Fund Operating Expenses after Expense Reimbursements[2]	0.89%	0.64%	0.54%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
2Total Annual Fund Operating Expenses after Expense Reimbursements are 0.88% for Class N Shares, 0.63% for Class I Shares and 0.53% for Class R6 Shares if Interest Expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$91	$314	$555	$1,247
Class I Shares	$65	$229	$406	$920
Class R6 Shares	$55	$203	$365	$833
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps and real estate investment trusts (“REITs”) or REIT-like entities) of small-cap companies.

AQR Funds–Prospectus7
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
As of the date of this prospectus, the Adviser generally considers small-cap companies to be those companies with market capitalizations within the range of the Russell 2000® Total Return Index at the time of purchase.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be

AQR Funds–Prospectus8
prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

AQR Funds–Prospectus9
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

AQR Funds–Prospectus10

Highest Quarterly Return		Lowest Quarterly Return
27.72%	12/31/20	-31.86%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the Russell 3000® Total Return Index and the Russell 2000® Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Small Cap Multi-Style Fund—Class I
Return Before Taxes	17.54%	10.87%	10.60%
Return After Taxes on Distributions	14.86%	9.02%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares	12.18%	8.41%	8.22%
AQR Small Cap Multi-Style Fund—Class N
Return Before Taxes	17.28%	10.59%	10.32%
AQR Small Cap Multi-Style Fund—Class R6
Return Before Taxes	17.69%	10.98%	10.70%
Russell 3000® Total Return Index* (reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Total Return Index (reflects no deductions for fees, expenses or taxes)	12.81%	6.09%	9.62%
*The Russell 3000® Total Return Index is provided so that investors may compare the performance of the Fund with the performance of the broad-based index that represents the overall domestic equity market.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus11
AQR International Multi-Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR International Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.22%	0.22%	0.12%
Total Annual Fund Operating Expenses	0.87%	0.62%	0.52%
Less: Expense Reimbursements[1]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses after Expense Reimbursements	0.84%	0.59%	0.49%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$86	$275	$479	$1,070
Class I Shares	$60	$196	$343	$771
Class R6 Shares	$50	$164	$288	$650
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps, depositary receipts, and real estate investment trusts (“REITs”) or REIT-like entities) of non-U.S. companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong

AQR Funds–Prospectus12
medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI Daily TR Net World Ex USA Index at the time of purchase.
The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Daily TR Net World Ex USA Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be

AQR Funds–Prospectus13
prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.

AQR Funds–Prospectus14
Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.

AQR Funds–Prospectus15
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
18.46%	12/31/22	-24.29%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the MSCI Daily TR Net World Ex USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR International Multi-Style Fund—Class I
Return Before Taxes	42.87%	12.03%	8.72%
Return After Taxes on Distributions	40.20%	10.95%	7.96%
Return After Taxes on Distributions and Sale of Fund Shares	27.31%	9.51%	7.05%
AQR International Multi-Style Fund—Class N
Return Before Taxes	42.49%	11.75%	8.44%
AQR International Multi-Style Fund—Class R6
Return Before Taxes	43.02%	12.15%	8.82%
MSCI Daily TR Net World Ex USA Index (reflects no deductions for fees, expenses or taxes)	31.85%	9.46%	8.55%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

AQR Funds–Prospectus16
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus17
AQR Emerging Multi-Style II Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Emerging Multi-Style II Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.50%	0.50%	0.50%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.25%	0.23%	0.15%
Total Annual Fund Operating Expenses	1.00%	0.73%	0.65%
Less: Expense Reimbursements[1]	0.04%	0.02%	0.04%
Total Annual Fund Operating Expenses after Expense Reimbursements	0.96%	0.71%	0.61%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$98	$314	$549	$1,221
Class I Shares	$73	$231	$404	$905
Class R6 Shares	$62	$204	$358	$807
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps, depositary receipts, and real estate investment trusts ("REITs") or REIT-like entities) of emerging market companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong

AQR Funds–Prospectus18
medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
A company will be considered to be an emerging market company if it is located in a country represented in the MSCI Emerging Net Total Return USD Index at the time of purchase. Equity-related instruments include instruments that provide exposure to the change in value of an emerging market company. The Fund may also invest in, and have exposure to, non-emerging market companies if the Adviser considers it advisable to achieve the Fund’s investment objective.
The Fund generally invests in large- and mid-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Emerging Net Total Return USD Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
China Risk: Despite economic and market reforms implemented over the last few decades, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Investing in China also involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such

AQR Funds–Prospectus19
as the Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities. There can be no assurance that economic reforms implemented over the past few decades will continue or that they will be respected.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward foreign currency contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's ability to evaluate these securities and/or impact Fund performance.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

AQR Funds–Prospectus20
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

AQR Funds–Prospectus21
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
19.40%	6/30/20	-24.67%	3/31/20

AQR Funds–Prospectus22
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the MSCI Emerging Net Total Return USD Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Emerging Multi-Style II Fund—Class I
Return Before Taxes	32.90%	5.87%	8.09%
Return After Taxes on Distributions	31.67%	4.80%	7.34%
Return After Taxes on Distributions and Sale of Fund Shares	20.46%	4.36%	6.46%
AQR Emerging Multi-Style II Fund—Class N
Return Before Taxes	32.38%	5.56%	7.80%
AQR Emerging Multi-Style II Fund—Class R6
Return Before Taxes	32.94%	5.96%	8.19%
MSCI Emerging Net Total Return USD Index (reflects no deductions for fees, expenses or taxes)	33.57%	4.20%	8.42%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	February 11, 2015	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus23
AQR Large Cap Momentum Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Large Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.18%	0.18%	0.08%
Total Annual Fund Operating Expenses	0.68%	0.43%	0.33%
Less: Expense Reimbursements[1]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses after Expense Reimbursements	0.66%	0.41%	0.31%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$67	$216	$377	$845
Class I Shares	$42	$136	$239	$540
Class R6 Shares	$32	$104	$183	$416
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts ("REITs") or REIT-like entities) of large-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds–Prospectus24
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large-cap U.S. companies. As of the date of this prospectus, the Adviser generally considers large-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. The Fund may also invest in mid-cap companies.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many

AQR Funds–Prospectus25
varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

AQR Funds–Prospectus26
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
23.99%	6/30/20	-17.97%	3/31/20

AQR Funds–Prospectus27
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the Russell 1000® Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Large Cap Momentum Style Fund—Class I
Return Before Taxes	15.88%	12.54%	13.94%
Return After Taxes on Distributions	10.17%	8.63%	10.57%
Return After Taxes on Distributions and Sale of Fund Shares	13.31%	9.26%	10.64%
AQR Large Cap Momentum Style Fund—Class N
Return Before Taxes	15.64%	12.26%	13.66%
AQR Large Cap Momentum Style Fund—Class R6
Return Before Taxes	16.03%	12.66%	14.06%
Russell 1000® Total Return Index (reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus28
AQR Small Cap Momentum Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Small Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.45%	0.45%	0.45%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest Expense	0.01%	0.01%	0.01%
All Other Expenses	0.29%	0.29%	0.19%
Total Other Expenses	0.30%	0.30%	0.20%
Total Annual Fund Operating Expenses	1.00%	0.75%	0.65%
Less: Expense Reimbursements[1]	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses after Expense Reimbursements[2]	0.87%	0.62%	0.52%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
2Total Annual Fund Operating Expenses after Expense Reimbursements are 0.86% for Class N Shares, 0.61% for Class I Shares and 0.51% for Class R6 Shares if Interest Expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$89	$305	$540	$1,213
Class I Shares	$63	$227	$404	$918
Class R6 Shares	$53	$195	$349	$798
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts ("REITs") or REIT-like entities) of small-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has

AQR Funds–Prospectus29
outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small-cap U.S. companies. As of the date of this prospectus, the Adviser considers small-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Total Return Index at the time of purchase.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

AQR Funds–Prospectus30
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

AQR Funds–Prospectus31
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
27.06%	6/30/20	-26.82%	3/31/20

AQR Funds–Prospectus32
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the Russell 3000® Total Return Index and the Russell 2000® Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Small Cap Momentum Style Fund—Class I
Return Before Taxes	17.09%	8.50%	10.94%
Return After Taxes on Distributions	14.98%	5.91%	8.47%
Return After Taxes on Distributions and Sale of Fund Shares	11.60%	6.26%	8.33%
AQR Small Cap Momentum Style Fund—Class N
Return Before Taxes	16.85%	8.23%	10.68%
AQR Small Cap Momentum Style Fund—Class R6
Return Before Taxes	17.22%	8.61%	11.05%
Russell 3000® Total Return Index* (reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Total Return Index (reflects no deductions for fees, expenses or taxes)	12.81%	6.09%	9.62%
*The Russell 3000® Total Return Index is provided so that investors may compare the performance of the Fund with the performance of the broad-based index that represents the overall domestic equity market.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus33
AQR International Momentum Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR International Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1,2]	0.41%	0.40%	0.29%
Total Annual Fund Operating Expenses[2]	1.06%	0.80%	0.69%
Less: Expense Reimbursements[3]	0.11%	0.10%	0.10%
Total Annual Fund Operating Expenses after Expense Reimbursements[2]	0.95%	0.70%	0.59%
1Other Expenses have been restated to reflect the exclusion of certain non-recurring expenses that occurred during the fiscal year ended September 30, 2025.
2The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses after Expense Reimbursements do not correlate to the Ratio to Average Net Assets of Expenses, Before Reimbursements and Ratio to Average Net Assets of Expenses, Net of Reimbursements, respectively, given in the Fund's most recent Annual Financial Statements and Other Information included in Form N-CSR, which do not include the restatement of Other Expenses.
3The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$97	$326	$574	$1,284
Class I Shares	$72	$245	$434	$980
Class R6 Shares	$60	$211	$374	$849
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts ("REITs") or REIT-like entities) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other

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securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI Daily TR Net World Ex USA Index at the time of purchase. The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Daily TR Net World Ex USA Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

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Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

AQR Funds–Prospectus36
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus37
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
18.18%	6/30/20	-18.21%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the MSCI Daily TR Net World Ex USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR International Momentum Style Fund—Class I
Return Before Taxes	35.05%	9.13%	8.51%
Return After Taxes on Distributions	30.60%	6.61%	7.07%
Return After Taxes on Distributions and Sale of Fund Shares	23.59%	6.81%	6.72%
AQR International Momentum Style Fund—Class N
Return Before Taxes	34.73%	8.84%	8.24%
AQR International Momentum Style Fund—Class R6
Return Before Taxes	35.25%	9.23%	8.61%
MSCI Daily TR Net World Ex USA Index (reflects no deductions for fees, expenses or taxes)	31.85%	9.46%	8.55%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

AQR Funds–Prospectus38
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

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AQR Large Cap Defensive Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Large Cap Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest Expense	0.01%	0.01%	0.01%
All Other Expenses	0.15%	0.11%	0.05%
Total Other Expenses	0.16%	0.12%	0.06%
Total Annual Fund Operating Expenses	0.66%	0.37%	0.31%
Less: Expense Reimbursements[1]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursements[2]	0.66%	0.37%	0.31%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
2Total Annual Fund Operating Expenses after Expense Reimbursements are 0.65% for Class N Shares, 0.36% for Class I Shares and 0.30% for Class R6 Shares if Interest Expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$67	$211	$368	$822
Class I Shares	$38	$119	$208	$468
Class R6 Shares	$32	$100	$174	$393
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.

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The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of large-cap companies. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, equity swaps, equity index swaps, stock index futures, real estate investment trusts ("REITs") or REIT-like entities and other derivative instruments where the reference asset is an equity security. As of the date of this prospectus, the Adviser generally considers large-cap companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. The Fund can invest in companies of any size and may invest in small- and mid-cap companies from time to time in the discretion of the Adviser. There is no guarantee that the Fund’s objective will be met.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund is generally expected to lag the performance of traditional U.S. equity funds when equity markets are rising, but to generally exceed the performance of traditional U.S. equity funds during equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in stocks and industries such that the Adviser believes will result in a portfolio that exhibits low measures of risk and high quality (e.g., stable companies with good business health). The Adviser believes that emphasizing lower risk may result in a portfolio with lower “beta” to markets than an approach that emphasizes higher risk, and thus the Adviser focuses on investments in companies that are expected to reduce the portfolio’s sensitivity to security market fluctuations. The Adviser expects that the emphasis toward a portfolio with low “beta” and high-quality characteristics may produce higher risk-adjusted returns over a full market cycle than an approach which emphasizes high “beta” or poor quality.
In constructing the portfolio, the Adviser uses quantitative models that combine statistical measures of risk with active management focused on improving the portfolio’s quality characteristics, as well as additional criteria that form the Adviser’s security selection process, while also diversifying by issuer and industry. The Adviser uses volatility and correlation forecasting and other portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each Equity Instrument.

AQR Funds–Prospectus41
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and other derivative instruments where the reference asset is an equity security. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real

AQR Funds–Prospectus42
estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.

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Volatility Risk: While the Fund's defensive investment style seeks to provide downside protection with upside potential through active stock selection, risk management and diversification, the Fund may still have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
17.90%	6/30/20	-18.53%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the Russell 1000® Total Return Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Large Cap Defensive Style Fund—Class I
Return Before Taxes	6.97%	7.26%	10.95%
Return After Taxes on Distributions	2.24%	3.69%	8.87%
Return After Taxes on Distributions and Sale of Fund Shares	7.47%	5.39%	8.84%
AQR Large Cap Defensive Style Fund—Class N
Return Before Taxes	6.67%	6.96%	10.65%
AQR Large Cap Defensive Style Fund—Class R6
Return Before Taxes	7.00%	7.33%	11.03%
Russell 1000® Total Return Index (reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 1, 2022	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

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AQR International Defensive Style Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR International Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest Expense	0.01%	0.01%	0.01%
All Other Expenses	0.27%	0.27%	0.17%
Total Other Expenses	0.28%	0.28%	0.18%
Total Annual Fund Operating Expenses	0.93%	0.68%	0.58%
Less: Expense Reimbursements[1]	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses after Expense Reimbursements[2]	0.86%	0.61%	0.51%
1The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
2Total Annual Fund Operating Expenses after Expense Reimbursements are 0.85% for Class N Shares, 0.60% for Class I Shares and 0.50% for Class R6 Shares if Interest Expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$88	$289	$508	$1,137
Class I Shares	$62	$211	$372	$840
Class R6 Shares	$52	$179	$317	$719
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.

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The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of international companies. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, equity swaps, equity index swaps, stock index futures, depositary receipts, real estate investment trusts ("REITs") or REIT-like entities, and other derivative instruments where the reference asset is an equity security. An issuer will be considered an international company if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI Daily TR Net World Ex USA Index, or if an instrument provides exposure to the change in value of a company that meets that definition. However, the Fund may also invest in companies organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Daily TR Net World Ex USA Index at the time of purchase. The Fund may also invest in small- and mid-cap companies from time to time in the discretion of the Adviser.
The Fund may engage in currency transactions with counterparties primarily in order to mitigate the volatility associated with particular currencies in which portfolio holdings are denominated and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts and exchange listed currency futures. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund is generally expected to lag the performance of traditional international equity funds when these markets are rising, but to generally exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in stocks and industries such that the Adviser believes will result in a portfolio that exhibits low measures of risk and high quality (e.g., stable companies with good business health). The Adviser believes that emphasizing lower risk may result in a portfolio with lower “beta” to markets than an approach that emphasizes higher risk, and thus the Adviser focuses on investments in companies that are expected to reduce the portfolio’s sensitivity to security market fluctuations. The Adviser expects that the emphasis toward a portfolio with low “beta” and high-quality characteristics may produce higher risk-adjusted returns over a full market cycle than an approach which emphasizes high “beta” or poor quality.
In constructing the portfolio, the Adviser uses quantitative models that combine statistical measures of risk with active management focused on improving the portfolio’s quality characteristics, as well as additional criteria that form the Adviser’s security selection process, while also diversifying by issuer and industry. The Adviser uses volatility and correlation forecasting and other portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.

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The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward currency contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each Equity Instrument.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and other derivative instruments where the reference asset is an equity security. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

AQR Funds–Prospectus48
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

AQR Funds–Prospectus49
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of the Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Volatility Risk: While the Fund's defensive investment style seeks to provide downside protection with upside potential through active stock selection, risk management and diversification, the Fund may still have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

AQR Funds–Prospectus50

Highest Quarterly Return		Lowest Quarterly Return
13.70%	12/31/22	-18.13%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the MSCI Daily TR Net World Ex USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR International Defensive Style Fund—Class I
Return Before Taxes	21.43%	5.24%	6.36%
Return After Taxes on Distributions	20.18%	4.66%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	13.69%	4.14%	5.17%
AQR International Defensive Style Fund—Class N
Return Before Taxes	21.10%	4.97%	6.09%
AQR International Defensive Style Fund—Class R6
Return Before Taxes	21.44%	5.33%	6.46%
MSCI Daily TR Net World Ex USA Index (reflects no deductions for fees, expenses or taxes)	31.85%	9.46%	8.55%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	January 1, 2022	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
John J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

AQR Funds–Prospectus51
AQR Global Equity Fund
Fund Summary — January 29, 2026
Investment Objective
The AQR Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest Expense	0.01%	0.01%	0.01%
All Other Expenses	0.23%	0.23%	0.13%
Total Other Expenses	0.24%	0.24%	0.14%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	0.85%	0.75%
Less: Expense Reimbursements[2]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursements[3]	1.10%	0.85%	0.75%
1Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
2The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit certain Specified Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Specified Expenses" for this purpose include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses, provided that the amount recaptured may not cause the Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
3Total Annual Fund Operating Expenses after Expense Reimbursements are 1.09% for Class N Shares, 0.84% for Class I Shares and 0.74% for Class R6 Shares if Interest Expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2027, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$112	$350	$606	$1,340
Class I Shares	$87	$271	$471	$1,049
Class R6 Shares	$77	$240	$417	$930
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI World Net Total Return USD Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. While the Adviser expects that the Fund’s targeted annualized forecasted tracking error will typically range between 3-5% relative to the Global Equity Benchmark; the Adviser may, on occasion, tactically target a level of tracking error outside of this range. The actual or realized tracking error level for longer or shorter periods may be materially higher or lower depending on market conditions, sector positioning, securities selection and other factors. Higher tracking error generally indicates higher market risk. Actual or realized tracking error can and will differ from the forecasted or target tracking error described above.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which will be the United States. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. Notwithstanding the previous sentence, if the weighting of non-U.S. companies in the Global Equity Benchmark drops below 45%, the Fund may invest a lower amount in non-U.S. companies, which will normally be such that the minimum level for non-U.S. companies will be 5% below the weighting of non-U.S. companies in the Global Equity Benchmark as of the end of the prior business day (or, if such information is unavailable, the most recently published composition). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the Global Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the Global Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser employs a model in which it aggregates many measures, or signals, that are used to determine a stock’s relative attractiveness. This model uses several hundred signals over multiple time horizons to generate forecasts of individual stock price movements, changes in company fundamentals, and stock price risk. The Adviser deploys insights from academic research as well as proprietary signals, which it believes are not widely known and/or are difficult to exploit using commonly deployed investment approaches. Signals are selected based on their economic intuition, historical efficacy in forecasting returns, statistical and economic significance, and effectiveness across equity universes and market environments. Signals can be further grouped into broader signal categories to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models. The below categories describe the information the Adviser may utilize in the investment process of the Fund.
•
Mispricing indicators identify investments that may deviate from their fair value. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
•
Price and fundamental trend indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
•
Fundamentals indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
•
Market Participants’ and Management Behavior indicators identify companies favored by informed participants or companies whose management is acting in shareholder-friendly ways.
•
In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps, swaps on equity index futures, currencies and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the Global Equity Benchmark.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in equity indexes and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, swaps on equity index futures, depositary receipts, and real estate investment trusts ("REITs") or REIT-like

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entities). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use rights, warrants, equity swaps, financial futures contracts, swaps on futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.
The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in REITs or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

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Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data).  There can be no assurance that using alternative data will result in positive performance.  Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable.  In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.

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Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
20.18%	6/30/20	-24.06%	3/31/20
Average Annual Total Returns as of December 31, 2025
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2025 to the MSCI World Net Total Return USD Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year
AQR Global Equity Fund—Class I
Return Before Taxes	31.78%	15.44%	12.15%
Return After Taxes on Distributions	26.56%	12.35%	10.04%
Return After Taxes on Distributions and Sale of Fund Shares	19.88%	11.26%	9.22%
AQR Global Equity Fund—Class N
Return Before Taxes	31.51%	15.15%	11.86%
AQR Global Equity Fund—Class R6
Return Before Taxes	32.00%	15.55%	12.27%
MSCI World Net Total Return USD Index (reflects no deductions for fees, expenses or taxes)	21.09%	12.15%	12.17%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	December 31, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	December 31, 2009	Founding Principal of the Adviser
Jordan Brooks, Ph.D., M.A.	January 1, 2022	Principal of the Adviser
John. J. Huss	January 1, 2022	Principal of the Adviser
Laura Serban, Ph.D.	May 1, 2023	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 58 of the prospectus.

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Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of each Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512). Each Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$2,500*	$5,000,000*	$50,000,000*
Minimum Subsequent Investment	None	None	None
*
Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Funds’ prospectus.
Tax Information
Each Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Funds
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder.

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Details About the AQR Large Cap Multi-Style Fund
Investment Objective
The AQR Large Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps and real estate investment trusts (“REITs”) or REIT-like entities) of large-cap companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
As of the date of this prospectus, the Adviser generally considers large-cap companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the Russell 1000® Total Return Index ranged from $1.3 billion to $4.6 trillion. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Small Cap Multi-Style Fund
Investment Objective
The AQR Small Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps and real estate investment trusts (“REITs”) or REIT-like entities) of small-cap companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
As of the date of this prospectus, the Adviser generally considers small-cap companies to be those companies with market capitalizations within the range of the Russell 2000® Total Return Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the Russell 2000® Total Return Index ranged from $5.6 million to $31.1 billion.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus62
Details About the AQR International Multi-Style Fund
Investment Objective
The AQR International Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps, depositary receipts, and real estate investment trusts (“REITs”) or REIT-like entities) of non-U.S. companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI Daily TR Net World Ex USA Index at the time of purchase.
The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Daily TR Net World Ex USA Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the MSCI Daily TR Net World Ex USA Index ranged from $1.8 billion to $420.0 billion. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

AQR Funds–Prospectus63
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus64
Details About the AQR Emerging Multi-Style II Fund
Investment Objective
The AQR Emerging Multi-Style II Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity or equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity swaps, equity index swaps, depositary receipts, and real estate investment trusts ("REITs") or REIT-like entities) of emerging market companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be attractive value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in sound business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
A company will be considered to be an emerging market company if it is located in a country represented in the MSCI Emerging Net Total Return USD Index at the time of purchase. Equity-related instruments include instruments that provide exposure to the change in value of an emerging market company. The Fund may also invest in, and have exposure to, non-emerging market companies if the Adviser considers it advisable to achieve the Fund’s investment objective.
The Fund generally invests in large- and mid-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Emerging Net Total Return USD Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the MSCI Emerging Net Total Return USD Index ranged from $179.8 million to $1.2 trillion. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

AQR Funds–Prospectus65
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus66
Details About the AQR Large Cap Momentum Style Fund
Investment Objective
The AQR Large Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts ("REITs") or REIT-like entities) of large-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large-cap U.S. companies. As of the date of this prospectus, the Adviser generally considers large-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the Russell 1000® Total Return Index ranged from $1.3 billion to $4.6 trillion.  The Fund may also invest in mid-cap companies.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus67
Details About the AQR Small Cap Momentum Style Fund
Investment Objective
The AQR Small Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts ("REITs") or REIT-like entities) of small-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small-cap U.S. companies. As of the date of this prospectus, the Adviser considers small-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Total Return Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the Russell 2000® Total Return Index ranged from $5.6 million to $31.1 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus68
Details About the AQR International Momentum Style Fund
Investment Objective
The AQR International Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts ("REITs") or REIT-like entities) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI Daily TR Net World Ex USA Index at the time of purchase. The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Daily TR Net World Ex USA Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the MSCI Daily TR Net World Ex USA Index ranged from $1.8 billion to $420.0 billion. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus69
Details About the AQR Large Cap Defensive Style Fund
Investment Objective
The AQR Large Cap Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of large-cap companies. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, equity swaps, equity index swaps, stock index futures, real estate investment trusts ("REITs") or REIT-like entities and other derivative instruments where the reference asset is an equity security. As of the date of this prospectus, the Adviser generally considers large-cap companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the Russell 1000® Total Return Index ranged from $1.3 billion to $4.6 trillion. The Fund can invest in companies of any size and may invest in small- and mid-cap companies from time to time in the discretion of the Adviser. There is no guarantee that the Fund’s objective will be met.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund is generally expected to lag the performance of traditional U.S. equity funds when equity markets are rising, but to generally exceed the performance of traditional U.S. equity funds during equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in stocks and industries such that the Adviser believes will result in a portfolio that exhibits low measures of risk and high quality (e.g., stable companies with good business health). The Adviser believes that emphasizing lower risk may result in a portfolio with lower “beta” to markets than an approach that emphasizes higher risk, and thus the Adviser focuses on investments in companies that are expected to reduce the portfolio’s sensitivity to security market fluctuations. The Adviser expects that the emphasis toward a portfolio with low “beta” and high-quality characteristics may produce higher risk-adjusted returns over a full market cycle than an approach which emphasizes high “beta” or poor quality.
In constructing the portfolio, the Adviser uses quantitative models that combine statistical measures of risk with active management focused on improving the portfolio’s quality characteristics, as well as additional criteria that form the Adviser’s security selection process, while also diversifying by issuer and industry. The Adviser uses volatility and correlation forecasting and other portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.

AQR Funds–Prospectus70
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each Equity Instrument.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus71
Details About the AQR International Defensive Style Fund
Investment Objective
The AQR International Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of international companies. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, equity swaps, equity index swaps, stock index futures, depositary receipts, real estate investment trusts ("REITs") or REIT-like entities, and other derivative instruments where the reference asset is an equity security. An issuer will be considered an international company if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI Daily TR Net World Ex USA Index, or if an instrument provides exposure to the change in value of a company that meets that definition. However, the Fund may also invest in companies organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Daily TR Net World Ex USA Index at the time of purchase. As of December 31, 2025, the market capitalization of the companies comprising the MSCI Daily TR Net World Ex USA Index ranged from $1.8 billion to $420.0 billion. The Fund may also invest in small- and mid-cap companies from time to time in the discretion of the Adviser.
The Fund may engage in currency transactions with counterparties primarily in order to mitigate the volatility associated with particular currencies in which portfolio holdings are denominated and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts and exchange listed currency futures. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund is generally expected to lag the performance of traditional international equity funds when these markets are rising, but to generally exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in stocks and industries such that the Adviser believes will result in a portfolio that exhibits low measures of risk and high quality (e.g., stable companies with good business health). The Adviser believes that emphasizing lower risk may result in a portfolio with lower “beta” to markets than an approach that emphasizes higher risk, and thus the Adviser focuses on investments in companies that are expected to reduce the portfolio’s sensitivity to security market fluctuations. The Adviser expects that the emphasis toward a portfolio with low “beta” and high-quality characteristics may produce higher risk-adjusted returns over a full market cycle than an approach which emphasizes high “beta” or poor quality.
In constructing the portfolio, the Adviser uses quantitative models that combine statistical measures of risk with active management focused on improving the portfolio’s quality characteristics, as well as additional criteria that form the Adviser’s security selection process, while also diversifying by issuer and industry. The Adviser uses volatility and correlation forecasting and other portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
When selecting securities for the portfolio, the Adviser will employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no

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capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward currency contracts as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity markets and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each Equity Instrument.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Global Equity Fund
Investment Objective
The AQR Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the MSCI World Net Total Return USD Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. While the Adviser expects that the Fund’s targeted annualized forecasted tracking error will typically range between 3-5% relative to the Global Equity Benchmark; the Adviser may, on occasion, tactically target a level of tracking error outside of this range. The actual or realized tracking error level for longer or shorter periods may be materially higher or lower depending on market conditions, sector positioning, securities selection and other factors. Higher tracking error generally indicates higher market risk. Actual or realized tracking error can and will differ from the forecasted or target tracking error described above.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which will be the United States. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. Notwithstanding the previous sentence, if the weighting of non-U.S. companies in the Global Equity Benchmark drops below 45%, the Fund may invest a lower amount in non-U.S. companies, which will normally be such that the minimum level for non-U.S. companies will be 5% below the weighting of non-U.S. companies in the Global Equity Benchmark as of the end of the prior business day (or, if such information is unavailable, the most recently published composition). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the Global Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the Global Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser employs a model in which it aggregates many measures, or signals, that are used to determine a stock’s relative attractiveness. This model uses several hundred signals over multiple time horizons to generate forecasts of individual stock price movements, changes in company fundamentals, and stock price risk. The Adviser deploys insights from academic research as well as proprietary signals, which it believes are not widely known and/or are difficult to exploit using commonly deployed investment approaches. Signals are selected based on their economic intuition, historical efficacy in forecasting returns, statistical and economic significance, and effectiveness across equity universes and market environments. Signals can be further grouped into broader signal categories to generate an investment portfolio based on the Adviser’s global security selection and asset allocation models. The below categories describe the information the Adviser may utilize in the investment process of the Fund.
•
Mispricing indicators identify investments that may deviate from their fair value. Examples of value indicators include using price-to-earnings and price-to-book ratios for choosing individual equities.
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Price and fundamental trend indicators identify investments showing signs of improvement, whether based on prices or fundamentals. Examples of momentum indicators include simple price momentum for choosing individual equities based on strong recent performance.
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Fundamentals indicators identify stable companies in good business health, including those with strong profitability and stable earnings.
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Market Participants’ and Management Behavior indicators identify companies favored by informed participants or companies whose management is acting in shareholder-friendly ways.
•
In addition to these indicators, the Adviser may use a number of additional indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps, swaps on equity index futures, currencies and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the Global Equity Benchmark.

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In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in equity indexes and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency exposure.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, swaps on equity index futures, depositary receipts, and real estate investment trusts ("REITs") or REIT-like entities). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use rights, warrants, equity swaps, financial futures contracts, swaps on futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions, net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.
The Fund may invest to a lesser extent in securities of issuers, countries and currencies not included in the Global Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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How the Funds Pursue Their Investment Objectives
Investment Techniques
In addition to the principal investment strategies described above, the Funds may employ the following techniques in pursuing their investment objectives.
Temporary Defensive Positions (All Funds): A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies in response to adverse or unusual market, economic, political, regulatory or other conditions. For instance, for temporary defensive purposes, a Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective.
Regulation of Derivatives (All Funds): Each Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the Non-Interested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Float-Adjusted Market Capitalization (All Funds): When market capitalization is used in the construction of a Fund’s portfolio, the market capitalization may be float-adjusted. Float-adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity).

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Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in a Fund. No one investment is suitable for all investors. Each Fund is intended for long-term investors. The risks identified below are the principal risks of investing in a Fund. The Summary section for each Fund and the below matrix lists the principal risks applicable to that Fund. This section provides more detailed information about each risk. The order of the below risk factors does not indicate the significance of any particular risk factor.
	AQR Large Cap Multi-Style Fund	AQR Small Cap Multi-Style Fund	AQR International Multi-Style Fund	AQR Emerging Multi-Style II Fund
China Risk				x
Common Stock Risk	x	x	x	x
Counterparty Risk	x	x	x	x
Currency Risk			x	x
Derivatives Risk	x	x	x	x
Emerging Market Risk				x
Foreign Investments Risk			x	x
Forward and Futures Contract Risk	x	x	x	x
Hedging Transactions Risk
High Portfolio Turnover Risk
Investment in Other Investment Companies Risk	x	x	x	x
Leverage Risk
Manager Risk	x	x	x	x
Market Risk	x	x	x	x
Mid-Cap Securities Risk	x		x	x
Model and Data Risk	x	x	x	x
Momentum Style Risk	x	x	x	x
Real Estate-Related Investment Risk	x	x	x	x
Short Sale Risk
Small-Cap Securities Risk		x
Swap Agreements Risk
Tax-Managed Investment Risk	x	x	x	x
Value Style Risk	x	x	x	x
Volatility Risk	x	x	x	x

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	AQR Large Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund	AQR International Momentum Style Fund
China Risk
Common Stock Risk	x	x	x
Counterparty Risk	x	x	x
Currency Risk			x
Derivatives Risk	x	x	x
Emerging Market Risk
Foreign Investments Risk			x
Forward and Futures Contract Risk	x	x	x
Hedging Transactions Risk
High Portfolio Turnover Risk
Investment in Other Investment Companies Risk	x	x	x
Leverage Risk
Manager Risk	x	x	x
Market Risk	x	x	x
Mid-Cap Securities Risk	x		x
Model and Data Risk	x	x	x
Momentum Style Risk	x	x	x
Real Estate-Related Investment Risk	x	x	x
Short Sale Risk
Small-Cap Securities Risk		x
Swap Agreements Risk
Tax-Managed Investment Risk	x	x	x
Value Style Risk
Volatility Risk	x	x	x

	AQR Large Cap Defensive Style Fund	AQR International Defensive Style Fund	AQR Global Equity Fund
China Risk
Common Stock Risk	x	x	x
Counterparty Risk	x	x	x
Currency Risk		x	x
Derivatives Risk	x	x	x
Emerging Market Risk
Foreign Investments Risk		x	x
Forward and Futures Contract Risk	x	x	x
Hedging Transactions Risk	x	x
High Portfolio Turnover Risk			x
Investment in Other Investment Companies Risk	x	x	x
Leverage Risk			x
Manager Risk	x	x	x
Market Risk	x	x	x
Mid-Cap Securities Risk	x	x	x
Model and Data Risk	x	x	x
Momentum Style Risk			x
Real Estate-Related Investment Risk	x	x	x
Short Sale Risk			x
Small-Cap Securities Risk	x	x	x
Swap Agreements Risk			x
Tax-Managed Investment Risk	x	x
Value Style Risk			x
Volatility Risk	x	x	x

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China Risk: A Fund’s performance may be impacted by economic, political, diplomatic, and social conditions within China. Despite economic and market reforms implemented over the last few decades, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Investing in China also involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as a Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities. Investments in China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. There can be no assurance that economic reforms implemented over the past few decades will continue or that they will be respected.
Common Stock Risk: A Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
Counterparty Risk: A Fund may enter into various types of derivative contracts as described below under “Derivatives Risk” as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to a Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser may make use of futures, forwards, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which a Fund may not directly own, can result in a loss to a Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the “Principal Investment Strategies” section for each Fund, futures contracts, swaps, and/or forward foreign currency contracts. Risks of these instruments include:
•
that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•
that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•
that the skills needed to use these strategies are different than those needed to select portfolio securities;
•
the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

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•
that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•
particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause a Fund to lose money;
•
the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for a Fund;
•
the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require a Fund to limit or unravel positions in certain types of instruments; in October 2020, the CFTC adopted rules that impose speculative position limits on additional derivative instruments, which may further limit a Funds’ ability to trade futures contracts and swaps; and
•
the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
Each Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the Non-Interested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Emerging Market Risk: A Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose a Fund to all the risks described below in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that control or restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. A Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
Foreign Investments Risk: A Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may

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take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•
Counterparty Risk: A Fund may enter into foreign investment instruments with a counterparty, which will subject a Fund to counterparty risk (see “Counterparty Risk” above).
•
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Funds' investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.
•
Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect a Fund’s net asset value more than would be the case if a Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•
Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.
•
Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets, which among other things, could lead to market manipulation. The financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•
Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•
Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for each Fund, a Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect a Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.

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High Portfolio Turnover Risk: The investment techniques and strategies utilized by a Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause a Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in a Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. Government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of a Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.
Leverage Risk: As part of a Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of a Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect a Fund’s investment performance.
Market Risk: Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: A Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting investments, forecasting movements in industries, sectors, or corporate or government entities, as applicable, or in determining the weighting of investment positions that will enable a Fund to achieve its investment objective.
Some of the models used by the Adviser for  one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.

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All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
With respect to the management of certain Funds, the Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data).  These data sets are expected to change over time, and the Adviser's use of alternative data is expected to evolve over time as well. The decision to incorporate certain alternative data sets within a particular model is subjective and in the sole discretion of the Adviser. There can be no assurance that using alternative data will result in positive performance.  Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable.  In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable a Fund to achieve its investment objective.
Risk Associated with Use of AI
In line with advances in computing technology and data analytics, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as "artificial intelligence" (collectively, "AI Tools") as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants. The Adviser currently utilizes machine learning and natural language processing with respect to certain investment strategies and may use other AI Tools in the future in connection with its investment management activities. In addition, certain vendors and counterparties, including third-party research providers, may use AI Tools. Many AI Tools are relatively recent developments and may be subject to one or more undetected errors, defects or security vulnerabilities. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any exploitable errors or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities or sanctions.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund while using a momentum strategy may suffer.
Real Estate-Related Investment Risk: Investments in REITs and other real estate-related investments are subject to unique risks. Adverse developments affecting the real estate industry and real property values can cause the stocks of these companies to decline. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. Historically, the returns from the stocks of real estate-related investments, which typically are small- or mid-capitalization stocks, have performed differently from the overall stock market. Real estate-related investments are subject to management fees and other expenses. A Fund will bear its proportionate share of these costs when it invests in real estate-related investments.
Unique risks of real estate-related investments include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates.

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Short Sale Risk: A Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause a Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund. Additionally, certain unexpected market events or significant adverse market movements could result in a Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact a Fund’s ability to implement its principal investment strategies and could result in losses to a Fund.
Tax-Managed Investment Risk: When employing tax-managed strategies, the performance of a Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. A Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit a Fund’s ability to execute such strategy. A Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax-managed strategies, a Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by a Fund. A Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:
Market Disruption Risk (All Funds): Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs and other government actions. Additionally, the occurrence of local and global events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets and may have significant adverse direct or indirect effects on a Fund and its investments. For example, conflicts between Russia and Ukraine in Europe, Hamas and Israel in the Middle East and the United States and Venezuela in the Americas have led to market disruptions, including unusual volatility in global commodity markets. Such conflicts, which are unpredictable in terms of global impact and duration, can have severe negative effects on regional and global financial markets.
The Funds could lose money due to the effects of a market disruption. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to a Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption could adversely impact the Funds' ability to implement certain strategies or manage the risk of outstanding positions. For example, regulators have permitted the delay in the public reporting of financial information, and numerous exchanges have implemented trading suspensions or restrictions on short selling in recent years. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.

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Portfolio Holdings Disclosure
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information (“SAI”).
The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser. Disclosure of such information is subject to, and may be limited by, the availability of disclosure reports that meet applicable regulatory requirements and restrictions.
Change in Objective
Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in a Fund’s investment objective.

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Management of the Funds
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Funds' Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Funds' portfolios and also furnishes office space, equipment, and management personnel. The Adviser’s address is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $187.3 billion in assets under management as of December 31, 2025.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from each Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Large Cap Multi-Style Fund	0.25%
AQR Small Cap Multi-Style Fund	0.45%
AQR International Multi-Style Fund	0.40%
AQR Emerging Multi-Style II Fund	0.50%
AQR Large Cap Momentum Style Fund	0.25%
AQR Small Cap Momentum Style Fund	0.45%
AQR International Momentum Style Fund	0.40%
AQR Large Cap Defensive Style Fund	0.25%
AQR International Defensive Style Fund	0.40%
AQR Global Equity Fund	0.60%
For the fiscal year ended September 30, 2025, the Adviser received from each Fund the following aggregate investment advisory fee as a percentage of average daily net assets. Fund operating expenses reimbursed by the Adviser under the Expense Limitation Agreement are not investment advisory fee waivers and do not reduce these aggregate investment advisory fees.
Fund
AQR Large Cap Multi-Style Fund	0.25%
AQR Small Cap Multi-Style Fund	0.45%
AQR International Multi-Style Fund	0.40%
AQR Emerging Multi-Style II Fund	0.50%
AQR Large Cap Momentum Style Fund	0.25%

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Fund
AQR Small Cap Momentum Style Fund	0.45%
AQR International Momentum Style Fund	0.40%
AQR Large Cap Defensive Style Fund	0.25%
AQR International Defensive Style Fund	0.40%
AQR Global Equity Fund	0.60%
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Funds, enters into contractual arrangements with various parties who provide services for the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
A discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement with the Adviser is available in the Funds’ Annual Financial Statements and Other Information included in Form N-CSR for the fiscal year ended September 30, 2025.
Expense Limitation Agreement
The Adviser has contractually agreed to reimburse operating expenses of Class N, Class I and Class R6 Shares of the Funds (the “Expense Limitation Agreement”) in an amount sufficient to limit the other operating expenses of a class, exclusive of certain expenses, at no more than the set percentages as described in each Fund’s current prospectus. These percentages are as follows:
Fund	Class N Shares	Class I Shares	Class R6 Shares
AQR Large Cap Multi-Style Fund	0.15%	0.15%	0.05%
AQR Small Cap Multi-Style Fund	0.15%	0.15%	0.05%
AQR International Multi-Style Fund	0.15%	0.15%	0.05%
AQR Emerging Multi-Style II Fund	0.20%	0.20%	0.10%
AQR Large Cap Momentum Style Fund	0.15%	0.15%	0.05%
AQR Small Cap Momentum Style Fund	0.15%	0.15%	0.05%
AQR International Momentum Style Fund	0.15%	0.15%	0.05%
AQR Large Cap Defensive Style Fund	0.15%	0.15%	0.05%
AQR International Defensive Style Fund	0.15%	0.15%	0.05%
AQR Global Equity Fund	0.20%	0.20%	0.10%
The Expense Limitation Agreement is effective for each Fund at least through January 28, 2027.
The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust, and does not extend to management fees, 12b-1 fees, interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses (for this purpose referred to as “Specified Expenses”). The Adviser is entitled to recapture any expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser reimbursed expenses provided that the amount recaptured may not cause Specified Expenses attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the reimbursement and (ii) the applicable limits in effect at the time of recapture.
For the fiscal year ended September 30, 2025, the Adviser recaptured expenses reimbursed in an amount equal to approximately 0.01% or less of the average daily net assets of each of the AQR Large Cap Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Defensive Style Fund, and AQR Global Equity Fund.
Portfolio Managers
The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day

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execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of each Fund’s portfolio.
Each of the portfolio managers listed below is a senior member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the applicable Fund.
Fund	Portfolio Managers
Multi-Style Funds
AQR Large Cap Multi-Style Fund	Clifford S. Asness, Ph.D., M.B.A.
AQR Small Cap Multi-Style Fund	Michele L. Aghassi, Ph.D.
AQR International Multi-Style Fund	John J. Huss
AQR Emerging Multi-Style II Fund	Laura Serban, Ph.D.

Momentum Style Funds
AQR Large Cap Momentum Style Fund	Clifford S. Asness, Ph.D., M.B.A.
AQR Small Cap Momentum Style Fund	Michele L. Aghassi, Ph.D.
AQR International Momentum Style Fund	John J. Huss
Laura Serban, Ph.D.

Defensive Style Funds
AQR Large Cap Defensive Style Fund	Clifford S. Asness, Ph.D., M.B.A.
AQR International Defensive Style Fund	Michele L. Aghassi, Ph.D.
John J. Huss
Laura Serban, Ph.D.

Global Equity Fund
AQR Global Equity Fund	Clifford S. Asness, Ph.D., M.B.A.
John M. Liew, Ph.D., M.B.A.
Jordan Brooks, Ph.D., M.A.
John J. Huss
Laura Serban, Ph.D.
Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness cofounded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.
Michele L. Aghassi, Ph.D., is a Principal of the Adviser. Dr. Aghassi joined the Adviser in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Jordan Brooks, Ph.D., M.A., is a Principal of the Adviser. Dr. Brooks joined the Adviser in August 2009 and is Head of the Macro Strategies Group. He earned a B.A. in economics and mathematics from Boston College, and an M.A. and a Ph.D., both in economics, from New York University in 2009.
John J. Huss is a Principal of the Adviser. Mr. Huss rejoined the Adviser in 2013 and is the Co-Head of Global Stock Selection. Mr. Huss earned an S.B. in mathematics from the Massachusetts Institute of Technology.
Laura Serban, Ph.D., is a Principal of the Adviser. Dr. Serban joined the Adviser in 2011 and is the Co-Head of Global Stock Selection. She earned a B.A. in applied mathematics and economics, an S.M. in computer science and a Ph.D. in business economics, all from Harvard University.

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From time to time, a manager, analyst, or other employee of the Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
The Adviser has developed the AQR Momentum Index, the AQR Small Cap Momentum Index and the AQR International Momentum Index (collectively, the “AQR Momentum Indices”), each of which has a methodology similar to that of the AQR Large Cap Momentum Style Fund, the AQR Small Cap Momentum Style Fund and the AQR International Momentum Style Fund, respectively. The AQR Momentum Index is a capitalization-weighted index designed to measure the performance of large- and mid-cap U.S. stocks with positive momentum. The AQR Small Cap Momentum Index is a capitalization-weighted index designed to measure the performance of small-cap U.S. stocks with positive momentum and the AQR International Momentum Index is a capitalization-weighted index designed to measure the performance of stocks with positive momentum in developed markets outside of the U.S. You cannot invest directly in the AQR Momentum Indices. For additional information regarding the AQR Momentum Indices, please see www.aqr.com/Insights/Datasets/Momentum-Indices-Monthly.

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Investing With the AQR Funds
Each Fund offers Class N, Class I and Class R6 Shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class.
Non-U.S. residents and non-U.S. persons are not permitted to invest in any Fund without the prior consent of the Fund. Prior to investing, assuming such investment is approved by the Fund, non-U.S. residents and non-U.S. persons should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications.
The Funds reserve the right to refuse any request to purchase shares.
Class N Shares and Class I Shares Eligibility CRITERIA AND Investment Minimums
Each Fund’s Class N Shares and Class I Shares are offered to investors subject to the minimum initial account sizes specified below.
The minimum initial account size is $2,500 for Class N Shares and $5,000,000 for Class I Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:
Minimum Investment
Eligibility Group	Class N	Class I
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	None	None
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	None	None
Qualified defined contribution plans and 457 plans	None	None
Investors who are not eligible for a reduced minimum	$2,500	$5,000,000
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
In addition to the eligibility groups listed in the table above, the following groups of investors are also subject to no minimum initial account size in Class N Shares and Class I Shares: (i)  tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.
Class N and Class I Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds' Distributor.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class N Shares and Class I Shares.
Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary. Class I Shares may also be available on brokerage platforms of intermediaries that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
There is no minimum subsequent investment amount for Class N Shares or Class I Shares.
Class R6 Shares Eligibility CRITERIA AND Investment Minimums
Each Fund’s Class R6 Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.

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Eligibility Group	Minimum Investment
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	$100,000
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$50,000,000 or $100,000,000 aggregate investment across all series of the Trust
Qualified defined contribution plans and 457 plans	None
Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans	None
Employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members	None
Investors, financial advisors and affiliated entities (e.g. affiliated financial intermediaries) may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.
Class R6 Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds' Distributor.
Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees or make administrative or service payments to financial intermediaries in connection with investments in Class R6 Shares, however, the Adviser or its affiliates may pay financial intermediaries for the sale of Fund shares or other services, including with respect to investments in Class R6 Shares.
Some financial intermediaries may not offer Class R6 Shares or may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.
Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary.
There is no minimum subsequent investment amount for Class R6 Shares. If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Funds reserve the right, upon 60 days’ written notice, to (a) convert the shareholders’ Class R6 Shares, at NAV, to the lowest fee share class for which the shareholder is then eligible, or (b) redeem, at NAV, the Class R6 Shares of the shareholder in accordance with the Funds' Small Account Policy described under “Other Policies – Small Account Policy” herein.
Types of Accounts—Class N Shares, Class i Shares and Class r6 Shares
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

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Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (“IRAs”) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Funds regarding the establishment of an investment relationship.
Share Price
Net Asset Value. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s NAV per share. Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the NYSE (normally 4:00 p.m. eastern time) on each Business Day. Each Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments (“portfolio securities”) are valued on each Business Day using valuation methods as adopted by the Board of Trustees. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the Valuation Designee for the Funds. As Valuation Designee, the Adviser has primary responsibility for the development and implementation of the Trust's valuation policy and procedures, subject to oversight by the Board of Trustees. The Adviser, as the Valuation Designee, is also responsible for periodically assessing and managing material risks associated with fair value determinations; selecting, applying and testing fair value methodologies; and overseeing and evaluating third-party pricing services, among other responsibilities. The Adviser's Security Valuation Team is responsible for the day-to-day implementation of the Trust's valuation policy and the execution of the Adviser's obligations as the Valuation Designee, subject to the oversight of the Adviser's Valuation Committee.
Portfolio securities are valued at market value using market quotations when they are readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access on a valuation date prior to the time the Funds' net asset values are determined, provided that a quotation will not be readily available if it is not reliable. Where market quotations are not readily available or are not reliable, portfolio securities are valued at fair value by the Adviser as the Valuation Designee pursuant to Rule 2a-5. Such fair value methodologies may include consideration of relevant factors, including but not limited to Level 2 inputs including (i) quoted prices for similar assets in active markets; (ii) quoted prices for identical or similar assets in markets that are not active; (iii) inputs other than quoted prices that are observable for the assets, including interest rates, yield curves, implied volatilities, and credit spreads; (iv) the relationship of a security in the issuer's capital structure; (v) the size of the issue; and (vi) comparison of a security to transactions or prices of other securities of issuers having similar characteristics, issues of similar size, and credit quality, maturity and purpose and market cooperated inputs. Fair value methodologies may also consider Level 3 unobservable inputs if reliable observable inputs are unavailable. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

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Equity securities, including securities sold short, ETFs and closed-end investment companies, are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. If no official close price or sales are reported, the security is valued at its last bid price. Equity right and warrant securities are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing NAV per share.
Fixed income securities (other than certain short-term investments maturing in 60 days or less) are normally valued based on prices received from pricing services using data reflecting the earlier closing of the principal market for such instruments. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.
Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their settlement or last sales price on the date of determination on the exchange that constitutes their principal market. For option contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
Repurchase agreements and reverse repurchase agreements are valued based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to a Fund’s current NAV per share by visiting the Funds' website at https://funds.aqr.com or by calling (866) 290-2688.
General Purchasing Policies
•
You may purchase a Fund’s Class N Shares, Class I Shares and Class R6 Shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in good order when a Fund, the Transfer Agent and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.
•
You may purchase a Fund’s Class N Shares, Class I Shares and Class R6 Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class N Shares, Class I Shares and Class R6 Shares” below.

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•
Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
•
Each Fund reserves the right to cancel a purchase if payment, including by check or electronic funds transfer, does not clear your bank or is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase. In addition, a Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
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A Fund may place orders for investments in anticipation of the receipt of the purchase price for Fund shares, although it is not required to do so. If an investor defaults on its purchase obligation, the Fund could incur a loss when it liquidates positions bought in anticipation of receiving the purchase price for shares. In addition, if the Fund does not place orders until purchase proceeds are received, the Fund’s returns could be adversely affected by holding higher levels of cash pending investment.
•
Financial intermediaries purchasing a Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
General Redemption Policies
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You may redeem a Fund’s Class N Shares, Class I Shares and Class R6 Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
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The Funds cannot accept a redemption request that specifies a particular redemption date or price.
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Once a Fund accepts your redemption order, you may not cancel or revoke it.
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Upon receipt of advance notice of a shareholder’s intent to submit a request for the redemption of shares of a Fund that the Adviser reasonably believes to be genuine, the Fund may place orders and trade out of portfolio instruments in order to generate additional cash or other liquid assets in order to pay the redemption, although it is not required to do so. If the shareholder that provided advance notice of the redemption request does not timely submit a redemption request in good order and the Fund holds uninvested cash intended to meet this redemption request, the Fund could incur additional trading costs when it re-invests the uninvested cash in portfolio instruments and could fail to benefit from investment opportunities if the portfolio instruments in which the uninvested cash would have been invested appreciate in value. If a Fund does not place orders until a redemption request in good order is received, the Fund may temporarily experience an increase in implied portfolio leverage as the amount of the Fund’s uninvested cash in excess of its obligations decreases, or the Fund’s portfolio positions may become more concentrated due to the time necessary to trade out of portfolio instruments to meet the redemption.
Timing of Redemption Proceeds. The Funds generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Funds reserve the right to delay payment for up to seven calendar days. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.

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The Board of Trustees has adopted policies and procedures that seek to discourage and deter excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide the Funds with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Funds reserve the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect any Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Funds have set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will provide notice to the shareholder or the applicable intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of shares of any series of the Trust by the underlying shareholder.
Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds.
Other Policies
No Certificates. The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.
Frozen Accounts. The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. Each Fund reserves the right, upon 60 days’ written notice to:
(A)
redeem, at NAV, the shares of any shareholder whose:
a)
with respect to Class N Shares, account with a Fund has a value of less than $1,000 in Class N Shares, other than as a result of a decline in the net asset value per share; or
b)
with respect to Class I Shares, account(s) across all AQR Funds has a value of less than $1,000 in the aggregate in Class I Shares, other than as a result of a decline in the net asset value per share; or
c)
with respect to Class R6 Shares, account has a value in the Fund of less than the minimum initial investment requirement described under “Investing With the AQR Funds—Investment Minimums,” other than as a result of a decline in the NAV per share, or
(B)
with respect to any Class R6 shareholder whose account has a value in the Fund of less than the minimum initial investment requirement described under “Investing with the AQR Funds – Investment Minimums,” other than as a result of a decline in the NAV per share, convert the shareholder’s Class R6 Shares, at NAV, to the lowest fee share class of the Fund for which the shareholder is then eligible.
(C)
permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (A) above.
With respect to shareholders who made their initial purchase of Class R6 Shares of a Fund prior to May 2, 2014, the minimum initial investment requirement for the purposes of this policy is $5,000,000 in the aggregate of Class R6 Shares across all series of the Trust. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.

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Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.
Gifts or Transfers of Fund Shares. Existing shareholders may be allowed to donate shares of a Fund to endowments or charitable organizations, or "gift" shares, subject to the express consent of the Fund. All donations, gifts or other similar share transfers must comply with the investment minimums applicable to the share class being transferred, based on the eligibility group of the intended recipient.

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How to Buy Class N Shares, Class I Shares and Class R6 Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through certain financial intermediaries that have entered into appropriate arrangements with the Funds' Distributor.
To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512. You may also fax your completed Account Application to (866) 205-1499. To obtain an Account Application, call (866) 290-2688. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Funds by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase additional shares directly from the Funds, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Funds have authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Funds. These financial intermediaries may, subject to compliance with applicable rules, regulations and guidance, charge their customers a commission, transaction fee or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Automatic Investment Plan
The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Funds must obtain the following information for each person that opens a new account:
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Name;
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Date of birth (for individuals);
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Residential or business street address (although post office boxes are still permitted for mailing); and
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Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.
INACTIVE ACCOUNTS
In accordance with state “unclaimed property” (also known as “escheatment”) laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state if no account activity or contact with the Fund, the Transfer Agent or your financial intermediary occurs within a specified period of time. Please initiate contact a least once per calendar year and maintain a current and valid mailing address on record for your account. A Fund will not be liable to shareholders or their representatives for good faith compliance with abandoned property laws. For more information, call (866) 290-2688.

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How to Redeem Class N Shares, Class I Shares and Class R6 Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class N Shares, Class I Shares and Class R6 Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Transfer Agent, the Funds or an authorized agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Funds, AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512. The Funds' Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $100,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to (866) 205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Funds account. Your Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Funds reserve the right to delay payment for up to seven calendar days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when

AQR Funds–Prospectus99
the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.
Generally, all redemptions will be in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents. The Funds may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Funds may satisfy redemption requests by accessing a bank line of credit, participating in an interfund lending program or using other short-term borrowings from the Funds' custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90 day period for any one shareholder of record. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities, provided that, among other things, the requested redemption is for an amount greater than 5% of a Fund’s NAV as of the redemption date. Additionally, the Funds may pay, wholly or partly, redemption proceeds by a distribution in kind of marketable securities at the request of the shareholder or with the shareholder’s consent. Each Fund reserves the right to pay in-kind redemptions through distributions of (i) securities comprising a pro rata portion of the Fund’s securities holdings, (ii) individual securities and/or (iii) baskets of securities. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Funds do not expect to routinely use redemptions in kind, each Fund may pay redemption proceeds in kind during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Funds.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.

AQR Funds–Prospectus100
How to Exchange Class N Shares, Class I Shares and Class R6 Shares
You may exchange shares of a Fund for any class of shares of another Fund or any other series of the Trust (each, a "Series"), provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Transfer Agent, the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of one Fund for shares of another Fund or Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of a Fund’s or Series’ prospectus, please call (866) 290-2688 or visit https://funds.aqr.com.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Restrictions
•
If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds, Series and share classes your financial intermediary makes available to you for exchanges.
•
Exchanges may be made only between accounts that have identical registrations.
•
Not all  Funds or Series offer all share classes.
•
You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•
Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•
The exchange privilege is not intended as a vehicle for short-term trading. The Funds or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•
Each Fund and each Series reserve the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Funds, you may exchange your shares by telephone if you choose that option on your Account Application by calling (866) 290-2688. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you must send a written request for exchange to the Funds at the following address:
AQR Funds
P.O. Box 219512
Kansas City, MO 64121-9512

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By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other  Funds or Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•
Exchanges may be made monthly.
•
Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class N Shares, Class I Shares and Class R6 Shares”).
For more information, please contact your financial intermediary or the Funds.
The Funds also reserve the right to permit exchanges of shares of a Fund for shares of another class of the same Fund.

AQR Funds–Prospectus102
Rule 12b-1 Plan (Class N Shares)
The Board of Trustees has adopted a Rule 12b-1 Plan with respect to each Fund’s Class N Shares. The Rule 12b-1 Plan provides that the distribution fee payable is up to 0.25% annually of the Fund’s average daily net assets for Class N Shares. The Rule 12b-1 Plan permits a Fund to make payments for distribution (i.e., activities designed to result primarily in the sale of the Funds' Class N Shares) and/or administrative activities related to Class N Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Certain Additional Payments
The Funds and/or the Adviser also enter into agreements with certain intermediaries under which Class I or Class N Shares of the Funds make payments to the intermediaries in recognition of the avoided transfer agency costs to the Funds associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made out of the Funds under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this prospectus such as the Rule 12b-1 Plan.
The Adviser (or an affiliate) makes additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of a Fund’s shares and/or the administration of shareholder accounts. Such payments may be made with respect to any share class of the Funds. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals have an added incentive to sell or recommend a Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
In certain circumstances, to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Funds available for sale to their clients.

AQR Funds–Prospectus103
Distributions and Taxes
Distributions
Each Fund intends to distribute to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. Each of the Funds expects to declare and pay dividends annually. Net realized long-term capital gains, if any, are paid to shareholders at least annually.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares. A distribution check will only be issued for a payment greater than $25.00. A distribution will automatically be reinvested in shares of a Fund generating the distribution if the distribution is under $25.00. An uncashed distribution check may be canceled and the proceeds reinvested at the then current NAV, for a shareholder that chooses to receive a distribution in cash, if a distribution check: (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months after the date of issuance. If a distribution check is canceled and reinvested, the shareholder’s account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on an uncashed distribution check.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by a Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital gain or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of a Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another series of the Trust, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for their own tax reporting and Fund share cost calculation. To facilitate your tax reporting, a Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, a Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes. Therefore, you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to U.S. federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. For U.S. federal income tax purposes, distributions of a Fund’s net investment income and net short-term capital gain are generally taxable to you as ordinary income, while distributions of net long-term capital gains properly reported by a Fund as capital gain dividends are generally taxable to you as long-term capital gains regardless of the length of time you held your Fund shares. Long-term capital gains are generally taxed to non-corporate shareholders at a maximum rate of 15% or 20%, depending on whether their taxable income exceeds certain threshold amounts.
Distributions that are designated as “qualified dividend income” are generally taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and certain other conditions are met.
Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.

AQR Funds–Prospectus104
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.
Purchasing a Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.
Backup Withholding. You must furnish to the Funds your social security or other taxpayer identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold tax, based on the applicable backup withholding rate, from your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Funds are required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.

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AQR Funds–Prospectus106
Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the periods presented. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports on the financial statements containing the financial highlights are included in the respective Fund’s Annual Financial Statements and Other Information included in Form N-CSR, which is available upon request.
Effective March 8, 2021, the AQR TM Emerging Multi-Style Fund was renamed AQR Emerging Multi-Style II Fund. The financial performance prior to March 8, 2021 are those of the Fund when it was named "AQR TM Emerging Multi-Style Fund."
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR LARGE CAP MULTI-STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$20.62	0.26 [6]	3.90	4.16	(0.25)	(2.16)	(2.41)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$17.59	0.24	5.13	5.37	(0.26)	(2.08)	(2.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$16.00	0.27 [7]	3.03	3.30	(0.27)	(1.44)	(1.71)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$20.84	0.25	(2.57)	(2.32)	(0.26)	(2.26)	(2.52)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$17.63	0.22	4.78	5.00	(0.23)	(1.56)	(1.79)
AQR LARGE CAP MULTI-STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$20.83	0.21 [6]	3.94	4.15	(0.19)	(2.16)	(2.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$17.75	0.20	5.17	5.37	(0.21)	(2.08)	(2.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$16.11	0.23 [7]	3.06	3.29	(0.21)	(1.44)	(1.65)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$20.95	0.20	(2.59)	(2.39)	(0.19)	(2.26)	(2.45)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$17.72	0.17	4.81	4.98	(0.19)	(1.56)	(1.75)
AQR LARGE CAP MULTI-STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$20.59	0.28 [6]	3.90	4.18	(0.27)	(2.16)	(2.43)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$17.57	0.26	5.11	5.37	(0.27)	(2.08)	(2.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$15.99	0.29 [7]	3.02	3.31	(0.29)	(1.44)	(1.73)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$20.83	0.27	(2.57)	(2.30)	(0.28)	(2.26)	(2.54)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$17.62	0.24	4.78	5.02	(0.25)	(1.56)	(1.81)
AQR SMALL CAP MULTI-STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$19.20	0.12 [6]	2.80	2.92	(0.30)	(2.07)	(2.37)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$16.12	0.17 [9]	4.07	4.24	(0.17)	(0.99)	(1.16)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$13.75	0.17	2.33	2.50	(0.13)	—	(0.13)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$18.38	0.14 [10]	(3.64)	(3.50)	(0.08)	(1.05)	(1.13)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$12.35	0.07 [11,12]	6.24	6.31	(0.28)	—	(0.28)
AQR SMALL CAP MULTI-STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$19.16	0.09 [6]	2.78	2.87	(0.25)	(2.07)	(2.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$16.09	0.13 [9]	4.06	4.19	(0.13)	(0.99)	(1.12)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$13.71	0.13	2.32	2.45	(0.07)	—	(0.07)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$18.32	0.09 [10]	(3.62)	(3.53)	(0.03)	(1.05)	(1.08)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$12.32	0.03 [11,12]	6.22	6.25	(0.25)	—	(0.25)
AQR SMALL CAP MULTI-STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$19.25	0.14 [6]	2.80	2.94	(0.31)	(2.07)	(2.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$16.14	0.19 [9]	4.09	4.28	(0.18)	(0.99)	(1.17)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$13.77	0.19	2.32	2.51	(0.14)	—	(0.14)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$18.41	0.15 [10]	(3.64)	(3.49)	(0.10)	(1.05)	(1.15)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$12.37	0.10 [11,12]	6.23	6.33	(0.29)	—	(0.29)

AQR Funds–Prospectus107

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:
Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements[4]	Expenses, Net of Reimbursements[4]	Expenses, Net of Reimbursements (Excluding Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$22.37	22.07%	$287,765	0.41%	0.41%	0.40%	1.30%[6]	56%
$20.62	33.33%	$246,669	0.42%	0.41%	0.40%	1.29%	62%
$17.59	22.16%	$196,246	0.42%	0.41%	0.40%	1.62%[7]	57%
$16.00	(13.59)%	$206,052	0.42%	0.41%	0.40%	1.30%	56%
$20.84	30.10%	$283,306	0.41%	0.41%	0.40%	1.13%	59%[8]

$22.63	21.77%	$7,182	0.66%	0.66%	0.65%	1.06%[6]	56%
$20.83	32.97%	$6,182	0.67%	0.66%	0.65%	1.03%	62%
$17.75	21.87%	$5,132	0.67%	0.66%	0.65%	1.36%[7]	57%
$16.11	(13.82)%	$5,348	0.67%	0.66%	0.65%	1.04%	56%
$20.95	29.73%	$8,726	0.66%	0.66%	0.65%	0.87%	59%[8]

$22.34	22.21%	$974,471	0.31%	0.31%	0.30%	1.41%[6]	56%
$20.59	33.44%	$965,451	0.32%	0.31%	0.30%	1.39%	62%
$17.57	22.25%	$813,715	0.32%	0.31%	0.30%	1.70%[7]	57%
$15.99	(13.51)%	$720,884	0.32%	0.31%	0.30%	1.40%	56%
$20.83	30.26%	$1,008,244	0.31%	0.31%	0.30%	1.23%	59%[8]

$19.75	16.48%	$68,319	0.75%	0.64%	0.63%	0.69%[6]	66%
$19.20	27.35%	$62,927	0.74%	0.61%	0.60%	0.96%[9]	64%
$16.12	18.27%	$58,597	0.74%	0.61%	0.60%	1.10%	63%
$13.75	(20.56)%	$60,005	0.75%	0.61%	0.60%	0.81%[10]	65%
$18.38	51.47%	$67,830	0.83%[11]	0.72%[11]	0.71%[11]	0.43%[11,12]	60%[8]

$19.71	16.19%	$15,295	1.03%	0.89%	0.88%	0.51%[6]	66%
$19.16	27.05%	$7,557	1.02%	0.86%	0.85%	0.72%[9]	64%
$16.09	17.94%	$4,325	1.02%	0.86%	0.85%	0.84%	63%
$13.71	(20.75)%	$4,979	1.00%	0.86%	0.85%	0.55%[10]	65%
$18.32	51.05%	$8,123	1.08%[11]	0.97%[11]	0.96%[11]	0.16%[11,12]	60%[8]

$19.81	16.57%	$50,419	0.68%	0.54%	0.53%	0.80%[6]	66%
$19.25	27.60%	$45,401	0.67%	0.51%	0.50%	1.06%[9]	64%
$16.14	18.35%	$38,693	0.67%	0.51%	0.50%	1.19%	63%
$13.77	(20.51)%	$37,123	0.65%	0.51%	0.50%	0.91%[10]	65%
$18.41	51.60%	$54,607	0.74%[11]	0.63%[11]	0.62%[11]	0.64%[11,12]	60%[8]

AQR Funds–Prospectus108
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL MULTI-STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$14.49	0.38	3.20	3.58	(0.42)	(0.31)	(0.73)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$12.09	0.37 [13]	2.45	2.82	(0.42)	—	(0.42)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$9.73	0.35	2.37	2.72	(0.36)	—	(0.36)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$13.12	0.39	(3.39)	(3.00)	(0.39)	—	(0.39)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$10.69	0.34	2.31	2.65	(0.22)	—	(0.22)
AQR INTERNATIONAL MULTI-STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$14.51	0.36	3.19	3.55	(0.40)	(0.31)	(0.71)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$12.10	0.34 [13]	2.46	2.80	(0.39)	—	(0.39)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$9.71	0.32	2.36	2.68	(0.29)	—	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$13.08	0.32	(3.34)	(3.02)	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$10.66	0.28	2.33	2.61	(0.19)	—	(0.19)
AQR INTERNATIONAL MULTI-STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$14.46	0.39	3.21	3.60	(0.43)	(0.31)	(0.74)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$12.07	0.39 [13]	2.43	2.82	(0.43)	—	(0.43)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$9.72	0.37	2.35	2.72	(0.37)	—	(0.37)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$13.10	0.39	(3.37)	(2.98)	(0.40)	—	(0.40)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$10.67	0.37	2.29	2.66	(0.23)	—	(0.23)
AQR EMERGING MULTI-STYLE II FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$11.48	0.35 [6]	1.49	1.84	(0.49)	—	(0.49)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$9.37	0.34	2.31	2.65	(0.54)	—	(0.54)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$8.49	0.39	0.90	1.29	(0.41)	—	(0.41)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$12.20	0.41	(3.83)	(3.42)	(0.29)	—	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$10.57	0.34 [12]	1.48	1.82	(0.19)	—	(0.19)
AQR EMERGING MULTI-STYLE II FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$11.58	0.33 [6]	1.50	1.83	(0.47)	—	(0.47)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$9.42	0.26	2.39	2.65	(0.49)	—	(0.49)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$8.51	0.51	0.75	1.26	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$12.22	0.33	(3.78)	(3.45)	(0.26)	—	(0.26)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$10.60	0.33 [12]	1.46	1.79	(0.17)	—	(0.17)
AQR EMERGING MULTI-STYLE II FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$11.48	0.36 [6]	1.49	1.85	(0.50)	—	(0.50)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$9.37	0.33	2.33	2.66	(0.55)	—	(0.55)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$8.49	0.40	0.90	1.30	(0.42)	—	(0.42)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$12.20	0.41	(3.82)	(3.41)	(0.30)	—	(0.30)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$10.58	0.31 [12]	1.51	1.82	(0.20)	—	(0.20)

AQR Funds–Prospectus109

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:
Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements[4]	Expenses, Net of Reimbursements[4]	Expenses, Net of Reimbursements (Excluding Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$17.34	26.32%	$151,864	0.62%	0.59%	0.59%	2.53%	67%
$14.49	23.85%	$107,359	0.66%[13]	0.62%[13]	0.62%[13]	2.76%[13]	61%
$12.09	28.33%	$83,745	0.61%	0.56%	0.55%	2.98%	69%
$9.73	(23.62)%	$62,389	0.63%	0.56%	0.56%	3.17%	73%
$13.12	24.97%	$81,680	0.61%	0.56%	0.56%	2.61%	62%[8]

$17.35	25.97%	$6,086	0.87%	0.84%	0.84%	2.32%	67%
$14.51	23.59%	$1,389	0.91%[13]	0.87%[13]	0.87%[13]	2.54%[13]	61%
$12.10	27.88%	$1,072	0.86%	0.81%	0.80%	2.72%	69%
$9.71	(23.79)%	$1,074	0.88%	0.81%	0.81%	2.61%	73%
$13.08	24.67%	$4,184	0.86%	0.81%	0.81%	2.17%	62%[8]

$17.32	26.54%	$574,770	0.52%	0.49%	0.49%	2.60%	67%
$14.46	23.92%	$490,671	0.56%[13]	0.52%[13]	0.52%[13]	2.91%[13]	61%
$12.07	28.42%	$393,769	0.51%	0.46%	0.45%	3.12%	69%
$9.72	(23.50)%	$311,227	0.53%	0.46%	0.46%	3.23%	73%
$13.10	25.13%	$418,160	0.51%	0.46%	0.46%	2.89%	62%[8]

$12.83	17.07%	$100,614	0.73%	0.71%	0.71%	3.16%[6]	64%
$11.48	29.64%	$73,128	0.76%	0.72%	0.71%	3.32%	61%
$9.37	15.47%	$49,505	0.77%	0.72%	0.71%	4.15%	65%
$8.49	(28.72)%	$44,791	0.79%	0.71%	0.70%	3.69%	61%
$12.20	17.26%	$66,601	0.80%	0.72%	0.72%	2.68%[12]	61%[8]

$12.94	16.74%	$4,013	1.00%	0.96%	0.96%	2.91%[6]	64%
$11.58	29.36%	$1,030	1.02%	0.97%	0.96%	2.59%	61%
$9.42	14.96%	$685	1.03%	0.97%	0.96%	5.43%	65%
$8.51	(28.85)%	$846	1.04%	0.96%	0.95%	2.87%	61%
$12.22	16.96%	$3,885	1.05%	0.96%	0.96%	2.56%[12]	61%[8]

$12.83	17.15%	$484,299	0.65%	0.61%	0.61%	3.24%[6]	64%
$11.48	29.78%	$458,030	0.68%	0.62%	0.61%	3.27%	61%
$9.37	15.62%	$450,400	0.68%	0.62%	0.61%	4.25%	65%
$8.49	(28.65)%	$399,011	0.69%	0.61%	0.60%	3.74%	61%
$12.20	17.32%	$572,793	0.71%	0.63%	0.63%	2.44%[12]	61%[8]

AQR Funds–Prospectus110
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR LARGE CAP MOMENTUM STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$23.87	0.19	4.20	4.39	(0.20)	(2.84)	(3.04)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$19.53	0.13	6.91	7.04	(0.21)	(2.49)	(2.70)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$19.08	0.25	2.24	2.49	(0.24)	(1.80)	(2.04)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$26.92	0.21	(3.67)	(3.46)	(0.13)	(4.25)	(4.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$24.47	0.10	6.30	6.40	(0.17)	(3.78)	(3.95)
AQR LARGE CAP MOMENTUM STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$23.85	0.13	4.19	4.32	(0.14)	(2.84)	(2.98)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$19.53	0.07	6.92	6.99	(0.18)	(2.49)	(2.67)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$19.07	0.19	2.26	2.45	(0.19)	(1.80)	(1.99)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$26.92	0.16	(3.70)	(3.54)	(0.06)	(4.25)	(4.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$24.46	0.04	6.31	6.35	(0.11)	(3.78)	(3.89)
AQR LARGE CAP MOMENTUM STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$23.74	0.21	4.16	4.37	(0.22)	(2.84)	(3.06)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$19.43	0.15	6.88	7.03	(0.23)	(2.49)	(2.72)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$19.00	0.26	2.23	2.49	(0.26)	(1.80)	(2.06)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$26.83	0.24	(3.67)	(3.43)	(0.15)	(4.25)	(4.40)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$24.40	0.13	6.28	6.41	(0.20)	(3.78)	(3.98)
AQR SMALL CAP MOMENTUM STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$23.02	0.08	3.39	3.47	(0.07)	(3.62)	(3.69)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$17.62	0.07	6.09	6.16	(0.15)	(0.61)	(0.76)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$15.88	0.17 [7]	1.67	1.84	(0.10)	—	(0.10)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$25.93	0.12 [10]	(4.92)	(4.80)	(0.07)	(5.18)	(5.25)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$19.47	(0.00)[14]	7.92	7.92	(0.15)	(1.31)	(1.46)
AQR SMALL CAP MOMENTUM STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$23.03	0.03	3.39	3.42	(0.06)	(3.62)	(3.68)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$17.61	0.02	6.09	6.11	(0.08)	(0.61)	(0.69)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$15.86	0.14 [7]	1.66	1.80	(0.05)	—	(0.05)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$25.91	0.07 [10]	(4.93)	(4.86)	(0.01)	(5.18)	(5.19)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$19.45	(0.07)	7.93	7.86	(0.09)	(1.31)	(1.40)
AQR SMALL CAP MOMENTUM STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$22.91	0.10	3.37	3.47	(0.09)	(3.62)	(3.71)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$17.54	0.09	6.07	6.16	(0.18)	(0.61)	(0.79)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$15.81	0.20 [7]	1.65	1.85	(0.12)	—	(0.12)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$25.85	0.14 [10]	(4.91)	(4.77)	(0.09)	(5.18)	(5.27)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$19.41	0.03	7.89	7.92	(0.17)	(1.31)	(1.48)

AQR Funds–Prospectus111

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:
Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements[4]	Expenses, Net of Reimbursements[4]	Expenses, Net of Reimbursements (Excluding Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$25.22	19.99%	$288,473	0.43%	0.41%	0.41%	0.82%	91%
$23.87	39.57%	$327,410	0.43%	0.41%	0.40%	0.60%	53%
$19.53	13.64%	$355,279	0.43%	0.41%	0.40%	1.27%	87%
$19.08	(16.71)%	$412,574	0.42%	0.41%	0.40%	0.87%	84%
$26.92	28.54%	$794,698	0.42%	0.41%	0.40%	0.41%	102%[8]

$25.19	19.66%	$97,474	0.68%	0.66%	0.66%	0.57%	91%
$23.85	39.22%	$80,533	0.68%	0.66%	0.65%	0.35%	53%
$19.53	13.42%	$61,272	0.68%	0.66%	0.65%	0.99%	87%
$19.07	(16.97)%	$52,860	0.67%	0.66%	0.65%	0.70%	84%
$26.92	28.27%	$58,376	0.67%	0.66%	0.65%	0.15%	102%[8]

$25.05	20.05%	$270,220	0.33%	0.31%	0.31%	0.91%	91%
$23.74	39.74%	$268,445	0.33%	0.31%	0.30%	0.70%	53%
$19.43	13.74%	$228,243	0.33%	0.31%	0.30%	1.36%	87%
$19.00	(16.64)%	$226,855	0.32%	0.31%	0.30%	1.03%	84%
$26.83	28.68%	$307,619	0.31%	0.31%	0.30%	0.51%	102%[8]

$22.80	17.01%	$91,734	0.75%	0.62%	0.61%	0.39%	92%
$23.02	35.90%	$103,227	0.75%	0.63%	0.62%	0.33%	60%
$17.62	11.61%	$132,059	0.71%	0.62%	0.61%	0.97%[7]	54%
$15.88	(23.61)%	$152,563	0.68%	0.61%	0.60%	0.61%[10]	74%
$25.93	41.25%	$210,181	0.67%	0.61%	0.60%	0.00%	103%[8]

$22.77	16.75%	$24,377	1.00%	0.87%	0.86%	0.16%	92%
$23.03	35.53%	$3,321	1.00%	0.88%	0.87%	0.09%	60%
$17.61	11.34%	$1,840	0.96%	0.87%	0.86%	0.81%[7]	54%
$15.86	(23.83)%	$4,488	0.93%	0.86%	0.85%	0.36%[10]	74%
$25.91	40.98%	$5,908	0.92%	0.86%	0.85%	(0.28)%	103%[8]

$22.67	17.13%	$19,288	0.65%	0.52%	0.51%	0.48%	92%
$22.91	36.05%	$30,913	0.65%	0.53%	0.52%	0.44%	60%
$17.54	11.71%	$23,052	0.61%	0.52%	0.51%	1.16%[7]	54%
$15.81	(23.56)%	$43,555	0.58%	0.51%	0.50%	0.72%[10]	74%
$25.85	41.41%	$61,524	0.57%	0.51%	0.50%	0.11%	103%[8]

AQR Funds–Prospectus112
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL MOMENTUM STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$18.30	0.37 [15]	2.81	3.18	(0.56)	(2.63)	(3.19)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$16.07	0.30 [13]	4.09	4.39	(1.06)	(1.10)	(2.16)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$13.64	0.42	2.44	2.86	(0.43)	—	(0.43)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$19.11	0.40	(5.43)	(5.03)	(0.44)	—	(0.44)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$16.19	0.29	2.83	3.12	(0.20)	—	(0.20)
AQR INTERNATIONAL MOMENTUM STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$18.61	0.34 [15]	2.87	3.21	(0.52)	(2.63)	(3.15)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$16.03	0.25 [13]	4.15	4.40	(0.72)	(1.10)	(1.82)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$13.62	0.43	2.38	2.81	(0.40)	—	(0.40)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$19.05	0.37	(5.45)	(5.08)	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$16.14	0.23	2.85	3.08	(0.17)	—	(0.17)
AQR INTERNATIONAL MOMENTUM STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$18.26	0.39 [15]	2.80	3.19	(0.58)	(2.63)	(3.21)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$16.04	0.32 [13]	4.08	4.40	(1.08)	(1.10)	(2.18)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$13.62	0.46	2.40	2.86	(0.44)	—	(0.44)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$19.08	0.42	(5.42)	(5.00)	(0.46)	—	(0.46)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$16.16	0.31	2.83	3.14	(0.22)	—	(0.22)
AQR LARGE CAP DEFENSIVE STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$25.62	0.29	1.13	1.42	(0.36)	(4.56)	(4.92)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$25.43	0.34	5.18	5.52	(0.52)	(4.81)	(5.33)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$24.99	0.40	2.61	3.01	(0.35)	(2.22)	(2.57)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$29.60	0.38	(4.18)	(3.80)	(0.34)	(0.47)	(0.81)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$24.88	0.31	4.75	5.06	(0.34)	—	(0.34)
AQR LARGE CAP DEFENSIVE STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$25.56	0.23	1.13	1.36	(0.29)	(4.56)	(4.85)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$25.35	0.27	5.17	5.44	(0.42)	(4.81)	(5.23)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$24.90	0.33	2.60	2.93	(0.26)	(2.22)	(2.48)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$29.50	0.29	(4.17)	(3.88)	(0.25)	(0.47)	(0.72)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$24.81	0.24	4.73	4.97	(0.28)	—	(0.28)
AQR LARGE CAP DEFENSIVE STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$25.58	0.30	1.13	1.43	(0.38)	(4.56)	(4.94)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$25.41	0.35	5.17	5.52	(0.54)	(4.81)	(5.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$24.97	0.43	2.60	3.03	(0.37)	(2.22)	(2.59)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$29.57	0.40	(4.17)	(3.77)	(0.36)	(0.47)	(0.83)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$24.87	0.33	4.73	5.06	(0.36)	—	(0.36)

AQR Funds–Prospectus113

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:
Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements[4]	Expenses, Net of Reimbursements[4]	Expenses, Net of Reimbursements (Excluding Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$18.29	21.98%	$113,017	0.90%[15]	0.80%[15]	0.80%[15]	2.23%[15]	86%
$18.30	29.82%	$108,403	0.72%[13]	0.63%[13]	0.62%[13]	1.76%[13]	56%
$16.07	21.13%	$139,754	0.66%	0.58%	0.55%	2.63%	72%
$13.64	(27.03)%	$158,014	0.63%	0.58%	0.57%	2.23%	77%
$19.11	19.40%	$332,293	0.60%	0.56%	0.55%	1.54%	84%[8]

$18.67	21.67%	$6,112	1.18%[15]	1.07%[15]	1.07%[15]	2.00%[15]	86%
$18.61	29.55%	$4,351	0.98%[13]	0.88%[13]	0.87%[13]	1.44%[13]	56%
$16.03	20.82%	$4,747	0.90%	0.83%	0.80%	2.73%	72%
$13.62	(27.23)%	$33,996	0.89%	0.83%	0.82%	2.11%	77%
$19.05	19.18%	$68,275	0.85%	0.81%	0.80%	1.24%	84%[8]

$18.24	22.12%	$93,166	0.80%[15]	0.70%[15]	0.70%[15]	2.36%[15]	86%
$18.26	29.98%	$89,892	0.63%[13]	0.53%[13]	0.52%[13]	1.90%[13]	56%
$16.04	21.21%	$83,251	0.56%	0.48%	0.45%	2.86%	72%
$13.62	(26.95)%	$127,615	0.54%	0.48%	0.47%	2.42%	77%
$19.08	19.55%	$200,637	0.50%	0.46%	0.45%	1.69%	84%[8]

$22.12	6.77%	$1,232,486	0.37%	0.37%	0.36%	1.31%	24%
$25.62	25.38%	$1,575,463	0.38%	0.38%	0.37%	1.39%	21%
$25.43	12.30%	$2,123,494	0.38%	0.38%	0.37%	1.56%	31%
$24.99	(13.40)%	$2,734,495	0.38%	0.38%	0.37%	1.29%	28%
$29.60	20.53%	$3,903,177	0.37%	0.37%	0.37%	1.13%	17%

$22.07	6.48%	$103,755	0.66%	0.66%	0.65%	1.03%	24%
$25.56	25.02%	$162,498	0.66%	0.66%	0.65%	1.12%	21%
$25.35	12.02%	$227,113	0.66%	0.66%	0.65%	1.28%	31%
$24.90	(13.66)%	$296,466	0.66%	0.66%	0.65%	1.01%	28%
$29.50	20.17%	$432,165	0.66%	0.65%	0.65%	0.85%	17%

$22.07	6.84%	$704,050	0.31%	0.31%	0.30%	1.37%	24%
$25.58	25.42%	$779,352	0.32%	0.31%	0.30%	1.46%	21%
$25.41	12.41%	$774,647	0.31%	0.31%	0.30%	1.64%	31%
$24.97	(13.31)%	$913,045	0.31%	0.31%	0.30%	1.37%	28%
$29.57	20.55%	$1,344,591	0.31%	0.30%	0.30%	1.20%	17%

AQR Funds–Prospectus114
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations[1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL DEFENSIVE STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$15.43	0.34 [16]	1.08	1.42	(0.32)	—	(0.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$13.12	0.30	2.43	2.73	(0.42)	—	(0.42)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$11.44	0.34	1.59	1.93	(0.25)	—	(0.25)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$15.08	0.31	(3.57)	(3.26)	(0.38)	—	(0.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$13.18	0.29	1.86	2.15	(0.25)	—	(0.25)
AQR INTERNATIONAL DEFENSIVE STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$16.05	0.33 [16]	1.10	1.43	(0.28)	—	(0.28)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$13.60	0.31	2.49	2.80	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$11.84	0.32	1.66	1.98	(0.22)	—	(0.22)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$15.60	0.28	(3.70)	(3.42)	(0.34)	—	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$13.63	0.26	1.92	2.18	(0.21)	—	(0.21)
AQR INTERNATIONAL DEFENSIVE STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$15.42	0.37 [16]	1.06	1.43	(0.34)	—	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$13.12	0.35	2.38	2.73	(0.43)	—	(0.43)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$11.43	0.36	1.60	1.96	(0.27)	—	(0.27)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$15.08	0.34	(3.59)	(3.25)	(0.40)	—	(0.40)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$13.18	0.33	1.83	2.16	(0.26)	—	(0.26)
AQR GLOBAL EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$11.63	0.15	3.02	3.17	(0.27)	(1.16)	(1.43)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$9.35	0.18	2.67	2.85	(0.28)	(0.29)	(0.57)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$7.77	0.20 [7]	1.74	1.94	(0.11)	(0.25)	(0.36)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$10.45	0.15	(1.61)	(1.46)	(0.20)	(1.02)	(1.22)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$8.61	0.13	1.82	1.95	(0.11)	—	(0.11)
AQR GLOBAL EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$11.43	0.12	2.97	3.09	(0.21)	(1.16)	(1.37)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$9.20	0.16	2.62	2.78	(0.26)	(0.29)	(0.55)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$7.66	0.17 [7]	1.72	1.89	(0.10)	(0.25)	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$10.32	0.12	(1.58)	(1.46)	(0.18)	(1.02)	(1.20)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$8.52	0.11	1.79	1.90	(0.10)	—	(0.10)
AQR GLOBAL EQUITY FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2025	$11.72	0.16	3.05	3.21	(0.28)	(1.16)	(1.44)
FOR THE YEAR ENDED SEPTEMBER 30, 2024	$9.42	0.20	2.68	2.88	(0.29)	(0.29)	(0.58)
FOR THE YEAR ENDED SEPTEMBER 30, 2023	$7.83	0.21 [7]	1.76	1.97	(0.13)	(0.25)	(0.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2022	$10.52	0.16	(1.62)	(1.46)	(0.21)	(1.02)	(1.23)
FOR THE YEAR ENDED SEPTEMBER 30, 2021	$8.67	0.14	1.84	1.98	(0.13)	—	(0.13)

AQR Funds–Prospectus115

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:
Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements[4]	Expenses, Net of Reimbursements[4]	Expenses, Net of Reimbursements (Excluding Interest Expense)[4]	Net Investment Income (Loss)	Portfolio Turnover Rate[5]

$16.53	9.53%	$40,335	0.68%[16]	0.61%[16]	0.60%[16]	2.23%[16]	23%
$15.43	21.23%	$48,753	0.64%	0.57%	0.56%	2.17%	22%
$13.12	17.00%	$88,244	0.64%	0.56%	0.55%	2.58%	25%
$11.44	(22.21)%	$99,478	0.65%	0.56%	0.55%	2.26%	34%
$15.08	16.44%	$117,803	0.63%	0.55%	0.55%	1.94%	30%

$17.20	9.18%	$3,347	0.93%[16]	0.86%[16]	0.85%[16]	2.03%[16]	23%
$16.05	20.93%	$2,782	0.90%	0.82%	0.81%	2.11%	22%
$13.60	16.80%	$3,067	0.89%	0.81%	0.80%	2.33%	25%
$11.84	(22.47)%	$6,027	0.89%	0.81%	0.80%	1.95%	34%
$15.60	16.13%	$9,129	0.88%	0.80%	0.80%	1.69%	30%

$16.51	9.60%	$209,903	0.58%[16]	0.51%[16]	0.50%[16]	2.38%[16]	23%
$15.42	21.29%	$198,277	0.55%	0.47%	0.46%	2.50%	22%
$13.12	17.22%	$163,844	0.54%	0.46%	0.45%	2.73%	25%
$11.43	(22.19)%	$129,578	0.55%	0.46%	0.45%	2.43%	34%
$15.08	16.54%	$144,117	0.54%	0.45%	0.45%	2.21%	30%

$13.37	30.22%	$42,788	0.84%	0.84%	0.83%	1.30%	119%
$11.63	31.91%	$12,518	0.83%	0.81%	0.80%	1.77%	121%
$9.35	25.68%	$12,211	0.83%	0.81%	0.80%	2.25%[7]	115%
$7.77	(16.48)%	$6,796	0.82%	0.81%	0.80%	1.54%	123%
$10.45	22.81%	$16,256	0.82%	0.80%	0.80%	1.28%	95%

$13.15	29.94%	$24,643	1.09%	1.09%	1.08%	1.02%	119%
$11.43	31.57%	$5,128	1.08%	1.06%	1.05%	1.59%	121%
$9.20	25.33%	$6,950	1.08%	1.06%	1.05%	1.99%[7]	115%
$7.66	(16.70)%	$5,811	1.07%	1.06%	1.05%	1.29%	123%
$10.32	22.46%	$7,706	1.07%	1.05%	1.05%	1.10%	95%

$13.49	30.38%	$451,343	0.74%	0.74%	0.73%	1.38%	119%
$11.72	32.01%	$373,555	0.73%	0.71%	0.70%	1.88%	121%
$9.42	25.80%	$301,712	0.73%	0.71%	0.70%	2.34%[7]	115%
$7.83	(16.38)%	$260,152	0.72%	0.71%	0.70%	1.68%	123%
$10.52	23.00%	$306,332	0.72%	0.70%	0.70%	1.39%	95%

 1
Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
 2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
 3
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
 4
Ratios do not include the impact of the expenses of the underlying funds in which the Funds invest.
 5
Portfolio turnover rate excludes derivatives, if any, and is not annualized.
 6
For the year ended September 30, 2025, certain Funds received special dividends. Had these special dividends not been received, the Net Investment Income Per Share and Net Investment Income Ratio of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Large Cap Multi-Style Fund - Class I and R6	$0.02	0.13%
AQR Large Cap Multi-Style Fund - Class N	0.03	0.13
AQR Small Cap Multi-Style Fund	0.04	0.22
AQR Emerging Multi-Style II Fund	0.04	0.38

AQR Funds–Prospectus116
 7
For the year ended September 30, 2023, certain Funds received special dividends. Had these special dividends not been received, the Net Investment Income Per Share and Net Investment Income Ratio of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Large Cap Multi-Style Fund	$0.02	0.14%
AQR Small Cap Momentum Style Fund	0.02	0.12
AQR Global Equity Fund	0.01	0.13
 8
Excludes activity related to Funds’ reorganizations.
 9
For the year ended September 30, 2024, AQR Small Cap Multi-Style Fund received special dividends. Had these special dividends not been received, the Net Investment Income Per Share and Net Investment Income Ratio of each class would have been reduced by $0.03 and 0.18%, respectively.
10
For the year ended September 30, 2022, certain Funds received special dividends. Had these special dividends not been received, the Net Investment Income Per Share and Net Investment Income Ratio of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Small Cap Multi-Style Fund	$0.02	0.14%
AQR Small Cap Momentum Style Fund	0.05	0.23
11
For the year ended September 30, 2021, the AQR Small Cap Multi-Style Fund incurred expenses related to the Fund's closing agreement with the U.S. Internal Revenue Service (“IRS”) and reimbursement related to such closing agreement. Without these costs and reimbursement, the Net Investment Income Per Share, Net Investment Income Ratio, Expenses, Before Reimbursements, and Expenses, Net of Reimbursements, of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	EXPENSES, BEFORE REIMBURSEMENTS	EXPENSES, NET OF REIMBURSEMENTS
AQR Small Cap Multi-Style Fund — Class I and N	$0.01	0.07%	0.11%	0.11%
AQR Small Cap Multi-Style Fund — Class R6	0.01	0.08	0.12	0.12
12
For the year ended September 30, 2021, certain Funds received special dividends. Had these special dividends not been received, the Net Investment Income Per Share and Net Investment Income Ratio of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Small Cap Multi-Style Fund	$0.03	0.16%
AQR Emerging Multi-Style II Fund	0.03	0.25
13
For the year ended September 30, 2024, certain Funds received European Union ("EU") tax reclaims and incurred the related fees. Had these EU tax reclaims not been received, the Net Investment Income Per Share, Net Investment Income Ratio, Expenses, Before Reimbursements, and Expenses, Net of Reimbursements, of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	EXPENSES, BEFORE REIMBURSEMENTS	EXPENSES, NET OF REIMBURSEMENTS
AQR International Multi-Style Fund	$0.01	0.11%	0.07%	0.07%
AQR International Momentum Style Fund	0.02	0.11	0.07	0.07
14
Amount is less than $.005 per share.
15
For the year ended September 30, 2025, the AQR International Momentum Style Fund received European Union ("EU") tax reclaims and incurred the related fees. Consequently, the Fund also incurred expenses related to the closing agreement with the IRS. Had these EU tax reclaims not been received and the expenses related to the closing agreement with the IRS had not been incurred, the Net Investment Income Per Share, Net Investment Income Ratio, Expenses, Before Reimbursements, and Expenses, Net of Reimbursements, of each class would have been reduced by the amounts and percentages shown below:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	EXPENSES, BEFORE REIMBURSEMENTS	EXPENSES, NET OF REIMBURSEMENTS
AQR International Momentum Style Fund–Class I	$0.02	0.13%	0.24%	0.24%
AQR International Momentum Style Fund–Class N	0.02	0.10	0.27	0.27
AQR International Momentum Style Fund–Class R6	0.02	0.12	0.25	0.25
16
For the year ended September 30, 2025, the AQR International Defensive Style Fund received European Union ("EU") tax reclaims and incurred the related fees. Had these EU tax reclaims not been received, the Net Investment Income Per Share, Net Investment Income Ratio, Expenses, Before Reimbursements, and Expenses, Net of Reimbursements, of each class would have been reduced by $0.01, 0.09%, 0.05% and 0.05%, respectively.

AQR Funds–Prospectus117
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to each Fund
Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Distributor	ALPS Distributors, Inc.
Global Equity Benchmark or MSCI World Net Total Return USD Index
the MSCI World Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index

Good order	a purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
IRS	the Internal Revenue Service
MSCI Emerging Net Total Return USD Index
the MSCI Emerging Net Total Return USD Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in emerging markets. Indexes are unmanaged and one cannot invest directly in an index

MSCI Daily TR Net World Ex USA Index
the MSCI Daily TR Net World Ex USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index

Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
Non-Interested Trustee	a trustee of the Trust who is not an “interested person” of the Trust, as defined in the 1940 Act
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a Fund to pay distribution and/or administrative expenses out of fund assets
Rule 18f-4
Rule 18f-4 of the 1940 Act, providing certain conditional exemptions related to a
Fund’s investment in Derivative Transactions (as defined in the section titled
“How the Funds Pursue Their Investment Objectives – Regulation of
Derivatives”) from the requirements of Section 18 of the 1940 Act

Russell 1000® Total Return Index
the Russell 1000® Total Return Index measures the performance of the large-
and mid-cap segment of the U.S. equity universe. It is a subset of the Russell
3000® Total Return Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index

Russell 2000® Total Return Index
the Russell 2000® Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Total Return Index is a subset of the Russell 3000® Total Return Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index

Russell 3000® Total Return Index
the Russell 3000® Total Return Index measures the performance of the largest
3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market. The Russell 3000® Total Return Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included

SEC	U.S. Securities and Exchange Commission

AQR Funds–Prospectus118
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Tracking error	a measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the SAI for more information about the Funds. The SAI is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Funds' SAI, the Fund's annual and semi-annual reports to shareholders, and other information such as Fund financial statements, request other information, and discuss your questions about the Funds by writing or calling:
AQR Funds
P.O. Box 219512
Kansas City, MO 64121-9512
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Funds' SAI, along with other information, free of charge, by visiting the Funds' website at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at sec.gov. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s Annual and Semi-Annual Financial Statements and Other Information.
AQR Funds
Investment Company Act File No.: 811-22235

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•
information we receive from you on subscription applications or other forms or from our other correspondence and interactions with you (e.g., phone calls and meetings), such as your name, address, telephone number, e-mail address, Social Security number, government identification number(s), occupation, assets and income;
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•
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•
at your request;
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for everyday business purposes, such as to process transactions and to maintain and service accounts (unaffiliated third parties in this instance may include, but are not limited to, service providers such as distributors, administrators, custodians, accountants, attorneys, broker-dealers, transfer agents, and other parties);
•
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•
when permitted or required by law to disclose such information to appropriate authorities; or
•
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If you decide to discontinue doing business with us, we will continue to adhere to this privacy notice, as may be amended, with respect to the information we have in our possession about you and your account following the termination of our relationship.

Applicable AQR Affiliates
This privacy notice applies to AQR Capital Management, LLC, AQR Arbitrage, LLC (formerly known as CNH Partners, LLC), AQR Investments, LLC, AQR- and/or AQR Arbitrage-sponsored privately-placed investment funds domiciled in the United States or Cayman Islands, separately managed accounts that are managed by AQR and/or AQR Arbitrage and belonging to natural persons, and the AQR Funds (the registered open-end investment company).
Financial Intermediaries
In the event that you hold shares of an AQR- and/or AQR Arbitrage-advised fund through an unaffiliated financial intermediary, including, but not limited to, a third-party broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how the financial intermediary handles and shares your non-public personal information.
This Privacy Notice
This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

AQR Funds
P.O. Box 219512, Kansas City, MO 64121-9512
p: (866) 290-2688 | w: https://funds.aqr.com

AQR Funds
Statement of Additional Information
AQR MULTI-STYLE FUNDS
AQR Large Cap Multi-Style Fund
AQR Small Cap Multi-Style Fund
AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR MOMENTUM STYLE FUNDS
AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Style Fund
AQR International Momentum Style Fund
AQR DEFENSIVE STYLE FUNDS
AQR Large Cap Defensive Style Fund
AQR International Defensive Style Fund
AQR GLOBAL EQUITY FUND
AQR Global Equity Fund
January 29, 2026
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(866) 290-2688
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Prospectus of the above listed series of the AQR Funds dated January 29, 2026 (together, the “Prospectus”) which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. The Funds’ audited financial statements are incorporated into this SAI by reference to the Funds’ Annual Financial Statements and Other Information Report included in Form N-CSR for the fiscal year ended September 30, 2025. Copies of the Prospectus, SAI, the most current annual and semi-annual reports to shareholders, and other information such as Fund financial statements, when available, may be obtained without charge by writing the address or calling the phone number shown above. Each series of AQR Funds has distinct investment objectives and strategies.
Fund	Ticker Symbol
AQR Large Cap Multi-Style Fund
Class N	QCENX
Class I	QCELX
Class R6	QCERX
AQR Small Cap Multi-Style Fund
Class N	QSMNX
Class I	QSMLX
Class R6	QSERX

Fund	Ticker Symbol
AQR International Multi-Style Fund
Class N	QICNX
Class I	QICLX
Class R6	QICRX
AQR Emerging Multi-Style II Fund
Class N	QTENX
Class I	QTELX
Class R6	QTERX
AQR Large Cap Momentum Style Fund
Class N	AMONX
Class I	AMOMX
Class R6	QMORX
AQR Small Cap Momentum Style Fund
Class N	ASMNX
Class I	ASMOX
Class R6	QSMRX
AQR International Momentum Style Fund
Class N	AIONX
Class I	AIMOX
Class R6	QIORX
AQR Large Cap Defensive Style Fund
Class N	AUENX
Class I	AUEIX
Class R6	QUERX
AQR International Defensive Style Fund
Class N	ANDNX
Class I	ANDIX
Class R6	ANDRX
AQR Global Equity Fund
Class N	AQGNX
Class I	AQGIX
Class R6	AQGRX

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information2
Statement of Additional Information
AQR Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of twenty-nine series including, in part: AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund and AQR Global Equity Fund, (each a “Fund” and collectively, the “Funds”). Each Fund has distinct investment objectives and strategies. This SAI relates only to the Funds, each of which has the same fiscal year-end of September 30. The AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Style Premia Alternative Fund, AQR Trend Total Return Fund, AQR LSE Fusion Fund, AQR CVX Fusion Fund, AQR MS Fusion Fund, and AQR MS Fusion HV Fund are also series of the Trust and are described in a separate Statement of Additional Information.
The Board of Trustees of the Trust approved changing the name of AQR TM Emerging Multi-Style Fund to AQR Emerging Multi-Style II Fund, effective March 8, 2021.
AQR Global Equity Fund acquired the assets and liabilities of a privately offered fund managed by AQR Capital Management, LLC, the Fund's investment adviser (“Adviser”), in a reorganization completed on the date the Fund commenced operations. The privately offered fund had an investment objective and investment policies that were, in all material respects, the same as those of the Fund. However, the privately offered fund was not registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (“Code”).
Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, the below table indicates which Funds may invest in or have exposure to the following securities or risks or pursue any of the following investment strategies. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.
Securities and/or Investment Strategies	Funds
Borrowing and Leverage	All Funds
Interfund Borrowing and Lending	All Funds
Cash Management/Temporary Investments	All Funds
Cybersecurity Risk	All Funds
Depositary Receipts	All Funds
Emerging Markets Investments	AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR International Momentum Style Fund
AQR Global Equity Fund
Equity Securities	All Funds
Exchange-Traded Funds (“ETFs”)	All Funds
Exchange-Traded Notes (“ETNs”)	All Funds
Foreign Investments	AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR International Momentum Style Fund
AQR International Defensive Style Fund
AQR Global Equity Fund
Foreign Exchange Risk and Currency Transactions	AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR International Momentum Style Fund

AQR Funds–Statement of Additional Information3
Securities and/or Investment Strategies	Funds
AQR International Defensive Style Fund
AQR Global Equity Fund
Forwards, Futures, Swaps and Options	All Funds
Special Risk Factors Regarding Forwards, Futures, Swaps and Options	All Funds
Regulatory Matters Regarding Forwards, Futures, Swaps and Options	All Funds
Forward Contracts	All Funds
Futures Contracts	All Funds
Stock Index Futures	All Funds
Futures Contracts on Securities	All Funds
Swap Agreements	All Funds
Swaps on Equities, Currencies, Commodities and Futures	All Funds
Total Return and Interest Rate Swaps	All Funds
Swap Execution Facilities	All Funds
Combined Transactions	All Funds
Hedging Transactions	All Funds
Illiquid and Restricted Investments	All Funds
Loans of Portfolio Securities	All Funds
Margin Deposits and Cover Requirements	All Funds
Margin Deposits for Futures Contracts	All Funds
Compliance with Exemptions in Rule 18f-4	All Funds
Market Disruption Risk	All Funds
Mid Cap Securities Risk	All Funds
Momentum Style Risk	AQR Large Cap Multi-Style Fund
AQR Small Cap Multi-Style Fund
AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Style Fund
AQR International Momentum Style Fund
AQR Global Equity Fund
Real Estate-Related Investments	All Funds
Regulatory Limitations on Adviser Activity	All Funds
Repurchase Agreements	All Funds
Reverse Repurchase Agreements	All Funds
Rights and Warrants	All Funds
Securities of Other Investment Companies	All Funds
Short Sales	All Funds
Small Cap Securities Risk	AQR Small Cap Multi-Style Fund
AQR Small Cap Momentum Style Fund
AQR Large Cap Defensive Style Fund
AQR International Defensive Style Fund
AQR Global Equity Fund
Social, Political and Economic Uncertainty Risk	All Funds
Tax-Managed Investing	AQR Large Cap Multi-Style Fund
AQR Small Cap Multi-Style Fund
AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Style Fund
AQR International Momentum Style Fund
AQR Large Cap Defensive Style Fund
AQR International Defensive Style Fund

AQR Funds–Statement of Additional Information4
Securities and/or Investment Strategies	Funds
U.S. Government Securities	All Funds
Risks Related to the Adviser and to its Quantitative and Statistical Approach	All Funds
Borrowing and Leverage
Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.
The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. The Funds rely on certain exemptions in Rule 18f-4 under the 1940 Act to enter into derivatives transactions and certain of the transactions noted above which could have a leveraging effect on the capital structure of a Fund, notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. See “Compliance with Exemptions in Rule 18f-4” below.
Interfund Borrowing and Lending
The SEC has issued an exemptive order permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no Fund may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively, (2) no Fund may lend money if the loan would cause its aggregate outstanding loans through the interfund lending program to exceed 15% of its net assets at the time of the loan, and (3) a Fund’s interfund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. In addition, a Fund may participate in the interfund lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one business day’s notice and may be repaid on any day. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The interfund lending program is subject to the oversight and periodic review of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).
A Fund is not required to borrow money under the interfund lending program and may borrow under other arrangements, including the existing bank line of credit, for temporary or emergency purposes. This could result in a Fund borrowing money at a higher interest rate than it would have received under the interfund lending program.

AQR Funds–Statement of Additional Information5
Cash Management/Temporary Investments
A Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
A Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, regulatory or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.
Depositary Receipts
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Emerging Markets Investments
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as

AQR Funds–Statement of Additional Information6
well as their counterparts in the United States and other more developed securities markets. Differences in the regulatory, accounting, auditing, financial reporting and recordkeeping standards in emerging markets could impede the Adviser's ability to evaluate local companies and could impact a Fund's performance.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.
Russia’s Invasion of Ukraine
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.
Israel-Hamas Conflict
The Israel-Hamas conflict presents a potential risk for wider conflict that could negatively affect financial markets. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis has led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure.
China Risk
A Fund may be affected by political, economic, diplomatic and social conditions in China, including changes in government policy and taxation. These changes may occur without sufficient warning. The economy in China is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers, exchange controls, and other protectionist measures imposed or negotiated by the countries with which they trade. Political changes and social instability in China could also result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Chinese securities. The laws, regulations, government policies, and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund's portfolio, as well as potentially subjecting the Fund to early termination of a swap by a swap dealer outside of the ordinary course of business. There is also the risk that the U.S. Government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities.

AQR Funds–Statement of Additional Information7
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and a Fund's investments.
A Fund's investments in China are subject to risks associated with Chinese taxation and the risk of any changes in relevant tax laws and regulations, which may have retrospective effect and could require a Fund to indemnify certain counterparties, such as swap dealers, in respect of any such tax payments. Implementation of various taxes may also affect consumption in certain product sectors. There is a risk that changes in tax policy and regulations may adversely affect the demand for certain products or services of companies and therefore a Fund's returns on investments.
Chinese Corporate and Securities Law, and Investments in China A-shares
A Fund's rights with respect to its investments in Chinese securities, if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the interpretation and implementation of existing law. It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court.
The liquidity and price volatility associated with certain financial markets in China to which a Fund may have investment exposure are subject to risks of government intervention (for example, suspending trading in particular instruments, requiring certain market participants to reduce their positions, or similar measures) and imposition of trading restrictions for all or certain instruments from time to time directly and by regulation, in certain markets. For example, trading band limits may be imposed by exchanges in China, where trading in any instrument on the relevant exchange may be suspended if the trading price has increased or decreased beyond the trading band limit. This may mean that the prices of certain instruments may not necessarily reflect their underlying value, depending on the extent of government intervention. Such intervention is often intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Fund will also be subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearing houses.
A Fund may invest in equity securities of companies domiciled in China that are listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-shares”). Historically, foreign investors have been restricted from investing in China A-shares, other than through a license granted under regulations in China that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as a Fund, access to invest in China A-shares through their brokers in Hong Kong without obtaining a license.
Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law places significant restrictions on the remittance of foreign currency, and strictly regulates currency exchange. All domestic transactions, including China A-shares, must be settled only in Renminbi (“RMB”), which may subject a Fund to the risk of currency fluctuations. In addition, RMB can be categorized into offshore RMB ("CNH"), which is traded outside of China, and onshore RMB ("CNY"), which is traded inside of China and is subject to certain capital controls. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. This allows for different potentially significant price differentiations. Although there has been a growing amount of RMB held offshore by institutions authorized to engage in RMB banking and clearing businesses in jurisdictions such as Hong Kong, CNH cannot be freely remitted into China and is subject to certain restrictions, and vice versa. A Fund may be adversely affected by the exchange rates between CNY and CNH.
RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies, and repatriation restrictions imposed by the Chinese government. This control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in China. In addition, if these control policies change in the future, a Fund may be adversely affected. The exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. Any depreciation of the RMB will decrease the value of RMB-denominated assets the Fund may hold which may have a detrimental impact on NAV of a Fund, and vice versa. However, the possibility that the appreciation of RMB will be accelerated cannot be

AQR Funds–Statement of Additional Information8
excluded. On the other hand, there can be no assurance that the RMB will not be subject to devaluation, as the Chinese government has devalued the RMB in the past in order to stimulate the Chinese economy. Any devaluation of the RMB could adversely affect the value of a Fund's investments.
The Chinese government imposes restrictions on the remittance of RMB out of and into China. Further, the Chinese government's imposition of restrictions on the repatriation of RMB out of China may also limit and reduce the liquidity of a Fund. The Chinese government's policies on exchange control and repatriation restrictions are subject to change, and a Fund's performance may be adversely affected. The Fund could incur losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to daily price limits. Orders for China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.
Investments through Stock Connect may be subject to additional risks. The regulations governing Stock Connect are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in China or Hong Kong may issue additional regulations that impact a foreign investor’s ability to transact in China A-shares through Stock Connect, which regulations may adversely impact a Fund. Investments in China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in China and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services for trades initiated by investors in their respective markets. China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of a Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under Chinese law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a Fund under Chinese law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.
A Fund’s investments in China A-shares through Stock Connect are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund is carrying out trading in China A-shares through securities brokers in Hong Kong but not Chinese brokers, it is not protected by the China Securities Investor Protection Fund in China.
Trading through Stock Connect may only be done on days when both Chinese and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, a Fund will not be able to buy or sell China A-shares through Stock Connect in a timely manner. Therefore, an investment in China A-shares through Stock Connect may subject a Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.
Foreign investors trading China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for the rest of that

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trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict a Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.
China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Equity Securities
A Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (“PIPEs”), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ETFs”)
A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange-Traded Notes (“ETNs”)
A Fund may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

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There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.
Foreign Investments
A Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of a Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act

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regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by a Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options
As described below, a Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.
A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
A Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations or to meet redemption requests when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.
A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.
OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option

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can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances, commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, and such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.
Regulatory Matters Regarding Forwards, Futures, Swaps and Options
A Fund is subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to a Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any of the Funds.
The CFTC has adopted rules requiring federal spot month position limits for derivatives contracts associated with 25 physical commodities, and amended single-month and all-months-combined federal limits for most of the agricultural contracts currently subject to federal position limits. Under the rules, federal non-spot month position limits were not extended to the sixteen new physical commodities. These federal position limits apply to "economically equivalent swaps," which are swaps with materially identical contractual specifications, terms and conditions as a referenced contract.
The rules also modify the bona fide hedge exemption by expanding from six to eleven the number of self-effectuating enumerated bona fide hedges and by liberalizing the terms of some existing enumerated hedges. The rules include an expedited review and approval regime for market participants to exceed federal position limits for non-enumerated bona fide hedging transactions or positions. In addition, the rules adopt a “spread transaction” exemption, which is self-effectuating for federal position limit purposes.
Transactions in futures and options by a Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser (or an adviser that is an affiliate of the Funds' Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Forward Contracts
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and

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time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Funds may also invest in non-U.S. futures contracts.
There are several risks in connection with the use of futures by a Fund. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.
The Funds may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means a Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in

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the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Funds may sell the expiring futures at a lower price and buy a longer dated futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Funds). When rolling futures contracts that are in backwardation, the Funds may sell the expiring futures at a higher price and buy the longer-dated futures at a lower price, resulting in a positive roll yield (i.e., a gain to the Funds). Additionally, because of the frequency with which the Funds may roll futures contracts, the impact of contango or backwardation on Funds performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures
A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.
Futures Contracts on Securities
The Funds may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

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Swap Agreements
A Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.
Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Global regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, swap dealers are required to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of other investment companies in which a Fund invests generally may not be posted as collateral under these regulations. Such margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Funds by increasing

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transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
Swaps on Equities, Currencies, Commodities and Futures
A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
Swap Execution Facilities

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A Fund may participate on swap execution facilities ("SEF"). SEF participation, direct or indirect, may require a Fund to consent to the SEF's jurisdiction as a self-regulatory organization and be subject to certain aspects of the SEF's rulebook, which could subject it to a wide range of regulations and other obligations, together with associated costs. Like any other self-regulatory organization, SEFs regularly revise and interpret their rules, and such revisions and interpretations could adversely impact a Fund.
Combined Transactions
A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions
The Adviser, from time to time, employs various hedging techniques.
The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
Illiquid and Restricted Investments
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid investments as soon as reasonably practicable in accordance with the Fund’s written liquidity risk management program.
Repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser may determine that the security is not illiquid, in accordance with the Fund’s liquidity risk management program. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Such holdings may be deemed to be illiquid.

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To enable the Funds to sell restricted securities not registered under the 1933 Act, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund’s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause a Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Loans of Portfolio Securities
To attempt to increase its income or total return, a Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. Government or its agencies or instrumentalities. Collateral will be received and maintained by a Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. A Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
A Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” A Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, which could result in Fund losses as well as regulatory consequences, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending will be conducted by a securities lending agent approved by the Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. A Fund will only enter into loan arrangements with borrowers on the approved list.
Margin Deposits and Cover Requirements
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.

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Compliance with Exemptions in Rule 18f-4
Each Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the Disinterested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board. A Fund may rely on another exemption in Rule 18f-4(e) when entering unfunded commitment agreements, or Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, in each case if certain conditions are met.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Market Disruption Risk
Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions, tariffs, and other government actions. Additionally, the occurrence of local and global events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on a Fund and its investments. The impact may be short-term or may last for an extended period. For example, the United States has recently enacted and proposed to enact significant new tariffs and President Trump has directed various federal agencies to further evaluate key aspects of U.S trade policy, which could potentially lead to significant changes to current policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kind or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, a Fund or issuers in which the Funds invest. In addition, issuers in which the Funds invest and the Funds may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. Conflicts between Russia and Ukraine in Europe, Hamas and Israel in the Middle East and the United States and Venezuela in the Americas have led to market disruptions, including unusual volatility in global commodity markets. Such conflicts, which are unpredictable in terms of global impact and duration, can have severe negative effects on regional and global financial markets.
A market disruption could adversely affect a Fund’s performance, the value and liquidity of the instruments in which a Fund invests, disrupt the availability of financing and may lead to losses on your investment in a Fund. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to a Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption may be inadequate to mitigate its impact on any nation’s economy or the global economy. In addition, these responses could have adverse effects, intended and unintended, on market structures and on the overall, long-term performance of markets which could adversely impact a Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, in response to the COVID-19 outbreak, some regulators permitted the delay in the public

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reporting of financial information, and numerous exchanges implemented trading suspensions or restrictions on short selling. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Mid-Cap Securities Risk
The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Momentum Style Risk
Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.
Real Estate-Related Investments
In pursuing its investment strategy, a Fund may invest in shares of real estate investment trusts (“REITs”) or REIT-like entities. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. A direct non-corporate REIT shareholder is permitted to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and regulations provide a mechanism for a regulated investment company to pass through to its shareholders the special character of this income. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by a Fund will be taxed at a higher rate than dividends eligible for special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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Regulatory Limitations on Adviser Activity
Various laws, rules, regulations and corporate requirements impose regulatory filing and/or other compliance obligations based on meeting, exceeding or falling below certain ownership or voting thresholds in publicly traded securities or engaging in certain other securities transactions such as short sales. Compliance with such filing and/or other requirements may result in additional costs to one or more Funds, the Adviser and/or their affiliates. In certain circumstances, the Adviser, on behalf of one or more Funds, will limit certain or all purchases or sales (including short sales), sell existing investments, or otherwise restrict, forgo, or limit the exercise of rights when the Adviser, each in its sole discretion, deems it appropriate in light of potential operational costs, regulatory or corporate restrictions on ownership, voting rights, or other consequences resulting from reaching or exceeding the applicable threshold. Additionally, governments may impose bans, restrictions or limitations on ownership and/or trading. Such limitations can be applied to securities, derivative instruments or other assets or instruments, including but not limited to, futures, options, or swaps. The imposition of the types of restrictions noted above will, in certain circumstances, adversely affect one or more Funds' performance.
In addition, countries or regulators may restrict or prohibit investments in specific issuers with little or no prior notice. For example, in January 2025, a new “outbound investment” regulatory regime took effect in the U.S., which prohibits or requires notification with respect to certain transactions involving People’s Republic of China (inclusive of Hong Kong and Macau) based or owned companies that operate in specified sensitive technology sectors, including advanced semiconductors and microelectronics, quantum information, and certain areas and uses of artificial intelligence technologies. Such sudden restrictions or prohibitions on investments in specific issuers may force a Fund to sell, or otherwise not participate in, certain investments, which could adversely affect the Fund’s ability to achieve its investment objective.
Repurchase Agreements
A Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements.
The SEC has finalized new rules requiring the central clearing of certain repurchase transactions involving U.S. Treasuries. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited. The new clearing requirements could make it more difficult for a Fund to execute certain investment strategies.
Reverse Repurchase Agreements
A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

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Rights and Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies
A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales
A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the instrument to make delivery to the buyer. A Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by a Fund. Until the instrument is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, a Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
A Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until a Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in a Fund’s Prospectus.
In addition to the general risks related to short sales discussed above, a Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, a Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If

AQR Funds–Statement of Additional Information23
a Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
The SEC and other regulators have in the past and may in the future adopt restrictions or other requirements on short sales and short positions. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair a Fund's ability to execute certain investment strategies.
Small-Cap Securities Risk
Investments in small-cap companies involve higher risks in some respects than do investments in securities of larger companies (including mid-cap and large-cap companies). For example, prices of such securities are often more volatile than prices of larger capitalization securities. In addition, due to thin trading in some small capitalization securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Social, Political and Economic Uncertainty Risk
The success of a Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of a Fund’s investments), currency exchange controls, as well as the national and international political circumstances (including wars, terrorist acts, security operations or civil unrest). These factors will in many instances affect the level and volatility of securities prices and the liquidity of a Fund’s investments. Volatility or illiquidity could impair a Fund’s performance or result in losses. These impacts can be exacerbated by failures of governments and societies to appropriately respond to emerging events or threats, whether by greater governmental and regulatory involvement in the economy, financial markets or social factors that impact the economy, or by insufficient governmental or regulatory action, among other possibilities. For example, a Fund may be exposed to the direct and indirect consequences of potential or actual political, economic, social and diplomatic changes. A Fund could incur material losses even if the Adviser reacts quickly to difficult market conditions, and there can be no assurance that a Fund will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future.
Tax-Managed Investing
Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities—price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains—which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short term gains (on stocks held for one year or less) are taxed as ordinary income. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15% or 20% for non-corporate investors, depending upon whether their taxable income exceeds certain threshold amounts. Returns derived from price appreciation generally are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.
When employing tax-managed strategies, the performance of a Fund may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax-managed funds. Each Fund's tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit a Fund's ability to execute such strategy. Each Fund's ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation or otherwise may be affected by Internal Revenue Service (“IRS”) interpretations of the Code. Although, when employing tax-managed strategies, each Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax-managed funds, there can be no assurance about the size of taxable distributions to shareholders.
U.S. Government Securities
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by

AQR Funds–Statement of Additional Information24
the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could impact the creditworthiness of the U.S. and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.
On August 1, 2023, Fitch Ratings downgraded U.S. Treasury securities from a AAA to a AA+ rating. This followed a similar downgrade of U.S. Treasury securities by S&P Global Ratings ("S&P") in August 2011. Another downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Fitch or S&P may cause the value of a Fund’s U.S. Treasury obligations to decline.
Risks Related to the Adviser and to its Quantitative and Statistical Approach
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Adviser and its research teams and trading teams. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Trading Decisions Based on Quantitative and Other Analysis
The Adviser’s portfolio management and trading decisions may be based on quantitative models, signals and other analyses. Any factor that would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the financial markets) may reduce the prospect that a particular trading method or strategy will be profitable in the future. In the past, there have been periods without discernible trends and such periods may occur in the future. Moreover, any factor that would make it more difficult to execute trades at desired prices in accordance with the signals of the trading method or strategy (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. Further, many advisers’ investment models and trading methods utilize similar analyses in making trading decisions. Therefore, bunching of buy and sell orders can occur, which makes it more difficult for a position to be taken or liquidated. There can be no assurance that the Adviser’s strategies will be successful under all or any market conditions.
Model and Data Risk
Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can

AQR Funds–Statement of Additional Information25
differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data). These data sets are expected to change over time, and the Adviser’s use of alternative data is expected to evolve over time as well. The decision to incorporate certain alternative data sets within a particular model is subjective and in the sole discretion of the Adviser. There can be no assurance that using alternative data will result in positive performance. Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable. In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.
Obsolescence Risk
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s portfolio.
Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. Many managers utilizing similar models in making trading decisions may result in bunching of buy and sell orders, which may make it more difficult to take or liquidate a position. To the extent that the Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.
Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, simulations, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error. Programming, model or coding errors are often difficult to detect and could go undetected for long periods of time, or never be detected, compounding over time. If the Adviser determines to fix a programming, model or coding error, it may also result in unintended consequences, including creating other errors. In addition, third party programming, model or coding errors are outside the control of the Adviser. One or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies. The Adviser also will use other numerical estimation methods that can give sub-optimal or incorrect outputs even when coded properly. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed.
Computer Systems Risk
Throughout its investment management process and business operations, the Adviser relies on a variety of computer hardware and software systems and platforms, some of which may be proprietary while others may be licensed from third parties (such systems and platforms, collectively, “Computer Systems”). Incorrect data, including stale or missing data, hardware or software malfunctions, programming inaccuracies, and similar errors may impair the performance of Computer Systems, which may negatively affect a Fund’s investment performance.

AQR Funds–Statement of Additional Information26
Operational Risk
The Adviser has developed systems and procedures to manage operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked or accounted for, or from other similar disruption in the Adviser’s operations, may result in losses to a Fund. The Adviser relies heavily on its portfolio management, trading, financial, accounting, and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Adviser’s ability to properly manage the Funds.
Involuntary Disclosure Risk
As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) and theft of research, technical specifications, and other data could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of a Fund.
Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of each Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Risk Associated with Use of AI
In line with advances in computing technology and data analytics, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as "artificial intelligence" (collectively, "AI Tools") as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants. The Adviser currently utilizes machine learning and natural language processing with respect to certain investment strategies and may use other AI Tools in the future in connection with its investment management activities. In addition, certain vendors, service providers and counterparties, including third-party data or research providers, may use AI Tools or provide AI Tools to the Adviser. Investors should be aware of the risks to a Fund related to the use of AI Tools. Many AI Tools are relatively recent and novel developments and may be subject to one or more undetected errors, defects or security vulnerabilities. When using AI Tools, the Adviser often has limited or no visibility over the data used to train or the technology used to create these AI Tools, as well as the accuracy and completeness of such AI Tools. Further, the processes by which some AI Tools produce any particular output might be difficult (or impossible) to understand, to explain, or to replicate, and there is a risk that any particular output will be unreliable, whether because such output appears to be accurate but is not or contains other errors. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any errors, defects or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities, reputational risks or sanctions. In addition, the regulatory landscape for the use of AI Tools is evolving, and the use of AI Tools may expose the Adviser to new or increased governmental or regulatory scrutiny or risk of litigation. There is no assurance the Adviser can successfully assert proprietary rights in output generated by the Adviser’s use of AI Tools.
Fundamental Policies
The Funds' policies set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated in item 2 below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).

AQR Funds–Statement of Additional Information27
Each Fund
1.
Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.
May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.
May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).
For the purposes of this policy, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4.
May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.
The AQR Global Equity Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund, AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund and AQR Emerging Multi-Style II Fund may not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.
May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.
May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.
May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
The following notations are not considered to be part of the Funds' fundamental policies and are subject to change without shareholder approval.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis and except as noted in the following sentence, apply only at the time a transaction is entered into. Therefore, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.

AQR Funds–Statement of Additional Information28
With respect to the fundamental policy relating to the concentration of investments set forth in (3) above, a Fund intends to include the Fund’s investments in securities of other industry-specific investment companies for purposes of calculating such Fund’s industry concentration, to the extent practicable.
Non-Fundamental Investment Policies Related to Fund Names
Certain Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each Fund with such a name to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, in each case as set forth in the Fund’s Prospectus.
With respect to each of these Funds, the Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.
A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, regulatory or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Management of the Funds
The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser and the Funds' administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.
Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]
Gregg D. Behrens, M.M., 1952	Chairperson of the Board, since January 2026; Trustee, since 2011	Retired from Northern Trust Company (1974- 2009) (banking)	29	Kiwibank (2022- 2023); Kiwi Wealth (wealth management) (2020- 2022)
Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	29	Exchange Traded Concepts Trust (25 portfolios) (since 2011)
Kathleen M. Hagerty, Ph.D., M.B.A. 1953	Trustee, since 2022	Provost (since 2020), Northwestern University; Professor (since 1984), Kellogg School of Management, Northwestern University	29	None

AQR Funds–Statement of Additional Information29
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Roy Swan, 1964	Trustee, since November 2025	Head of Mission Investments, The Ford Foundation (since 2018)	29	Parnassus Funds (6 portfolios) (since 2021); Parnassus Income Funds (2 portfolios) (since 2021); Freddie Mac (2024-2025); Varo Bank (2021-2023); Aequi Acquisition Corp. (2020-2023)
Lisa Polsky, 1956	Trustee, since November 2025	Corporate Board Service	29
Pershing Square
USA, Ltd. (since
2024); HSBC North
America Holdings,
Inc. (since 2023);
HSBC Bank USA,
N.A. (since 2023);
HSBC USA Inc,
(since 2023); MFA
Financial Inc. (since
2020); Verifone
Systems, Inc. (2021-
2024); Guardian Life
- Variable Products
Trust (2016-2022);
Deutsche Bank AG
U.S. (2016-2021)

Interested Trustees and Officers[3]
John Howard, 1969	Trustee, since November 2025; Chief Executive Officer and President, since 2023	Principal, Co-Chief Operating Officer and Head of US Wealth, AQR Capital Management, LLC (since 2011)	29	None

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Additional Officers
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance and Risk, AQR Capital Management, LLC (since 2013)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A

AQR Funds–Statement of Additional Information30
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Patrick Ryan, CPA, 1965	Assistant Treasurer, since 2020	Principal and Chief Financial Officer, AQR Capital Management, LLC (since 2012)	N/A	N/A
Matthew Plastina, 1970	Chief Financial Officer and Treasurer, since 2022	Executive Director, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010- 2018)	N/A	N/A
Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009, Secretary, since 2022	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A
Roxana Steblea-Lora, 1980	Assistant Treasurer, since May 2024	Executive Director, AQR Capital Management, LLC (since 2017)	N/A	N/A
1 Each Trustee serves until the election and qualification of a successor, or until death, resignation, removal or retirement pursuant to the mandatory retirement age, if any, as set by the Trustees, or declaration of incompetence by a court of appropriate jurisdiction, as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Disinterested Trustees on a case-by-case basis, as appropriate. The table shows the time period for which each individual has served as a Trustee or officer, as applicable. There is no set term of office for Trustees.
2 A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
3 The Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Howard is an “interested person” of the Trust because of his position with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-Laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person and virtual meetings and holds special virtual or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet in executive session, at which Mr. Howard, as an Interested Trustee, is not present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Behrens, a Disinterested Trustee, to serve as Chairperson of the Board. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee

AQR Funds–Statement of Additional Information31
structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds' investment management and business affairs, and other service providers in connection with the services they provide to the Funds. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser and the Funds' other service providers (including the Funds' distributor, servicing agent and transfer agent), the Funds' Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each other, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through his or her executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 50 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 40 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 22 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.
Kathleen M. Hagerty, Ph.D., M.B.A. Ms. Hagerty has served as Trustee of the Trust since 2022. Ms. Hagerty has more than 40 years of experience as a professor of finance at Northwestern University, holding many leadership positions within the Kellogg School of Management. She currently serves as the Provost of Northwestern University and holds the First Chicago Professorship in Finance at the Kellogg School of Management. Ms. Hagerty also has corporate governance experience serving on the board of a not-for-profit organization and having served as a member of the National Adjudicatory Council of the National Association of Security Dealers. She also has consulting experience providing derivatives training to various financial services firms.
Roy Swan. Mr. Swan has served as a Trustee of the Trust since November 2025. Mr. Swan previously served as a member of the Board’s Advisory Board from May 2024 until his election to the Board on November 13, 2025. Mr. Swan has over 30 years of experience in investment management, banking, corporate finance, law and public policy. Since 2018, he has served as the head of Mission Investments at The Ford Foundation. He has extensive experience in various executive and other positions, including serving as President and Chief Operating Officer of Morgan Stanley Trust, co-head of Global Sustainable Finance at Morgan Stanley, Chief Financial Officer of Carver Federal Savings Bank, and Chief Investment Officer at Upper Manhattan Empowerment Zone. Mr. Swan began his career as a Financial Analyst in Mergers & Acquisitions at The First Boston Corporation followed by his role as a Mergers & Acquisitions lawyer at Skadden, Arps, Slate, Meagher & Flom LLP. He also has extensive corporate governance experience, including serving as a trustee of the Parnassus Funds and Parnassus Income Funds, as well as service on the boards of various not-for-profit organizations.
Lisa Polsky. Ms. Polsky has served as a Trustee of the Trust since November 2025. Ms. Polsky previously served as a member of the Board’s Advisory Board from May 2025 until her election to the Board on November 13, 2025. Ms. Polsky has over 45 years of experience in asset management, risk management, and corporate governance. Ms. Polsky retired from CIT Group Inc. in 2015 as the Chief Risk Officer, where she worked closely with regulators to resolve regulatory issues and established a robust governance and risk framework. Prior to joining CIT Group, she held roles at Duff Capital Advisors, Jane Street Capital, and Morgan Stanley, and worked as an independent risk consultant. Ms. Polsky spent her early career at Bankers Trust developing its hedge fund business and at Citibank as a trader. She is in the

AQR Funds–Statement of Additional Information32
Risk Management Hall of Fame, the Derivative Strategy Hall of Fame and is a Women’s Bond Club Merit Award winner and founding member of Women on Wall Street. Ms. Polsky has extensive corporate governance experience, including serving as a director of HSBC North America Holdings, Inc., HSBC Bank USA, N.A., Pershing Square USA, Ltd. and MFA Financial, Inc.
John Howard. Mr. Howard has served as a Trustee of the Trust since November 2025 and Chief Executive Officer and President of the Trust since 2023. Mr. Howard is a Principal, Co-Chief Operating Officer and Head of US Wealth at the Adviser. Additionally, he is a longstanding member of the Adviser’s Executive Committee. Prior to joining the Adviser, Mr. Howard was the Chief Financial Officer of AllianceBernstein and the Chief Financial Officer of Knight Capital Group, where he held various senior financial positions, including group controller and Chief Financial Officer of Knight Equity Markets International Ltd. based in London. Mr. Howard began his career at PricewaterhouseCoopers LLP, where he was a senior manager in the securities industry practice. He earned a B.S. in accounting from Lehigh University and is a Certified Public Accountant.
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Howard, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met four times and the Nominating and Governance Committee met four times during the fiscal year ended September 30, 2025.
Audit Committee. Roy Swan serves as the Chairperson of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•
oversees the accounting, auditing and financial reporting processes of each of the Funds;
•
hires (and fires, if needed) the Funds' independent registered public accounting firm (subject to the ratification of the Board of Trustees);
•
pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;
•
reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;
•
receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•
considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and
•
investigates any improprieties or suspected improprieties in connection with the Funds' accounting or financial reporting.
Nominating and Governance Committee. Kathleen M. Hagerty, Ph.D., M.B.A., serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•
reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•
reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•
undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•
meets with the Funds' management to review reports and other information concerning the status of the Funds' operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•
identify and evaluate potential candidates to fill any such vacancy on the Board;
•
select from among the potential candidates a nominee to be presented to the full Board for its consideration; and
•
recommend to the Board a nominee to fill any such vacancy.

AQR Funds–Statement of Additional Information33
When seeking suggestions for nominees to serve as disinterested trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.
Fund Ownership of the Trustees
The following table sets forth, for each Trustee, the dollar range of shares owned in a Fund as of December 31, 2025 (unless otherwise indicated), as well as the aggregate dollar range of shares owned in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
Gregg D. Behrens, M.M.	AQR Large Cap Multi-Style Fund	$50,001 - $100,000	Over $100,000*
Mark A. Zurack, M.B.A., CFA	AQR International Multi-Style Fund	$50,001 - $100,000	Over $100,000
	AQR Small Cap Multi-Style Fund	Over $100,000
Kathleen M. Hagerty, Ph.D., M.B.A.	N/A	None	Over $100,000*
Roy Swan	AQR Emerging Multi-Style II Fund	$1 - $10,000	Over $100,000*
	AQR Global Equity Fund	$1 - $10,000
	AQR International Defensive Style Fund	$1 - $10,000
	AQR International Momentum Style Fund	$1 - $10,000
	AQR International Multi-Style Fund	$1 - $10,000
	AQR Large Cap Defensive Style Fund	$1 - $10,000
	AQR Large Cap Momentum Style Fund	$1 - $10,000
	AQR Large Cap Multi-Style Fund	$1 - $10,000
	AQR Small Cap Momentum Style Fund	$1 - $10,000
	AQR Small Cap Multi-Style Fund	$1 - $10,000
Lisa Polsky	N/A	None	Over $100,000*
John Howard	N/A	None	Over $100,000*
*
Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.
Fund Ownership of the Trustees and Officers
As of December 31, 2025, the Trustees and Officers of the Trust owned in the aggregate less than 1% of each Fund.
Compensation of Trustees and Certain Officers
Officers of the Trust and Trustees who are “interested persons” of the Trust do not receive any compensation from the Trust. Effective January 1, 2026, the annual retainer paid to Disinterested Trustees is $200,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”). The Disinterested Trustees will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board receives an annual retainer of $42,500,  the Chairperson of the Audit Committee receives an annual retainer of $25,000 and the Chairperson of the Nominating and Governance Committee receives an annual retainer of $15,000. Prior to January 1, 2026, the annual retainer paid to Disinterested Trustees and Advisory Board Members was $195,000 per year for the Retainer Meetings and $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board received an annual retainer of $40,000,  the Chairperson of the Audit Committee received an annual retainer of $22,500 and the Chairperson of the Nominating and Governance Committee received an annual retainer of $12,500. Prior to January 1, 2025, the annual retainer paid to Disinterested Trustees and Advisory Board Members was $185,000 per

AQR Funds–Statement of Additional Information34
year for the Retainer Meetings and $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairperson of the Board received an annual retainer of $40,000, the Chairperson of the Audit Committee received an annual retainer of $22,500 and the Chairperson of the Nominating and Governance Committee received an annual retainer of $12,500. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits. Trustees who previously served as Advisory Board members received the same compensation as paid to Trustees during their tenure as Advisory Board members.
The table below shows the compensation that was paid to the Disinterested Trustees for the Funds' fiscal year ended September 30, 2025:
Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	None	$205,000
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$192,500
Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	None	$200,165
Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	None	$192,500
Lisa Polsky, Disinterested Trustee****	None	$66,429
William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	None	$232,500
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	None	$158,585

Name of Person, Position	Aggregate Compensation from the AQR Large Cap Multi-Style Fund	Aggregate Compensation from the AQR Small Cap Multi-Style Fund	Aggregate Compensation from the AQR International Multi-Style Fund	Aggregate Compensation from the AQR Emerging Multi-Style II Fund
Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	$11,009	$1,204	$5,835	$4,883
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$10,299	$1,136	$5,464	$4,574
Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	$10,661	$1,166	$5,673	$4,735
Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	$10,299	$1,136	$5,464	$4,574
Lisa Polsky, Disinterested Trustee****	$2,827	$326	$1,669	$1,312
William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	$12,572	$1,353	$6,652	$5,563
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	$9,225	$984	$4,735	$4,042

AQR Funds–Statement of Additional Information35
Name of Person, Position	Aggregate Compensation from the AQR Large Cap Momentum Style Fund	Aggregate Compensation from the AQR Small Cap Momentum Style Fund	Aggregate Compensation from the AQR International Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Defensive Style Fund
Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	$6,224	$1,393	$1,886	$20,408
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$5,828	$1,313	$1,773	$19,080
Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	$6,022	$1,348	$1,829	$19,720
Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	$5,828	$1,313	$1,773	$19,080
Lisa Polsky, Disinterested Trustee****	$1,559	$365	$525	$4,886
William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	$7,098	$1,570	$2,133	$23,327
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	$5,248	$1,147	$1,531	$17,528

Name of Person, Position	Aggregate Compensation from the AQR International Defensive Style Fund	Aggregate Compensation from the AQR Global Equity Fund
Gregg D. Behrens, M.M., Disinterested Trustee, Chairperson of the Board*	$2,399	$4,007
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$2,253	$3,756
Kathleen M. Hagerty, Ph.D., M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairperson**	$2,326	$3,893
Roy Swan, Disinterested Trustee, Audit Committee Chairperson***	$2,253	$3,756
Lisa Polsky, Disinterested Trustee****	$646	$1,130
William L. Atwell, M.B.A., Former Disinterested Trustee, Former Chairperson of the Board*****	$2,721	$4,560
L. Joe Moravy, M.B.A., CPA, Former Disinterested Trustee, Former Audit Committee Chairperson******	$1,985	$3,262
*
Mr. Behrens was appointed Chairperson of the Board effective January 1, 2026. Prior to that date, Mr. Behrens served as Nominating and Governance Committee Chairperson.
**
Ms. Hagerty served as Audit Committee Chairperson from May 29, 2025 through November 19, 2025. Ms. Hagerty was appointed Nominating and Governance Committee Chairperson effective January 1, 2026.
***
Mr. Swan was appointed as Disinterested Trustee effective November 13, 2025 and appointed Audit Committee Chairperson effective November 20, 2025. Prior to that, Mr. Swan served as an Advisory Board member effective May 1, 2024.
****
Ms. Polsky's service as a Disinterested Trustee commenced on January 24, 2026. She previously served as a Non-Management Interested Trustee from November 13, 2025 to January 24, 2026. Prior to that, Ms. Polsky served as an Advisory Board member effective May 29, 2025.
*****
Mr. Atwell's service on the Board ceased effective January 1, 2026.
******
Mr. Moravy's service on the Board ceased effective May 19, 2025.
Personal Trading
The Trust and Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser; establish procedures for personal investing; and restrict certain transactions.

AQR Funds–Statement of Additional Information36
The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.
Proxy Voting Policies and Procedures
The Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.
Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling (866) 290-2688, (ii) on the Funds' website at https://funds.aqr.com, and (iii) on the SEC’s website at sec.gov.
Portfolio Holdings Disclosure
On or about 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds' website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the Annual Financial Statements and Other Information included in Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the first six months of the Fund’s fiscal year will be filed as part of the Semi-Annual Financial Statements and Other Information included in Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.
Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.
The Funds or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:
•
The Board of Trustees of the Funds and, if necessary, Disinterested Trustee counsel and Fund counsel
•
Employees of the Adviser and its affiliates
•
The Custodians of the Funds
•
The Administrator of the Funds
•
The Transfer Agent of the Funds
•
The Distributor of the Funds
•
The Independent Registered Public Accounting Firm of the Funds
•
Bloomberg
•
Factset
•
ISS Governance Services
•
IHS Markit
•
Infinit Outsourcing, Inc.
•
Financial Recovery Technologies, LLC
•
Compliance Solutions Strategies
•
FundApps Limited
•
Donnelley Financial Solutions, Inc.

AQR Funds–Statement of Additional Information37
•
Ernst & Young LLP
•
Acuity Knowledge Partners
•
Lake Avenue Funding EC VII LLC
With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.
In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about a Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds' website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business purpose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds' shareholders and the interests of the Adviser or their affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds' portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.
The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds' compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance

AQR Funds–Statement of Additional Information38
matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.
Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, One Greenwich Plaza, Suite 130, Greenwich, CT 06830, serves as the investment adviser to each Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of each Fund (together, the “Advisory Agreements”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.
Under the Advisory Agreements, the Funds pay the Adviser a management fee on a monthly basis in an amount equal to the following amounts annually of the average daily net assets of each of the Funds:
Fund:	Management Fee
AQR Large Cap Multi-Style Fund	0.25%
AQR Small Cap Multi-Style Fund	0.45%
AQR International Multi-Style Fund	0.40%
AQR Emerging Multi-Style II Fund	0.50%
AQR Large Cap Momentum Style Fund	0.25%
AQR Small Cap Momentum Style Fund	0.45%
AQR International Momentum Style Fund	0.40%
AQR Large Cap Defensive Style Fund	0.25%
AQR International Defensive Style Fund	0.40%
AQR Global Equity Fund	0.60%
For the fiscal year ended September 30, 2023, the Trust paid the Adviser management fees (after reimbursements), and the Adviser reimbursed expenses, as follows:
Funds	Management Fees	Reimbursements	Fees Paid (After Reimbursements)
AQR Large Cap Multi-Style Fund	$2,448,765	$131,861	$2,316,904
AQR Small Cap Multi-Style Fund	$498,103	$160,106	$337,997
AQR International Multi-Style Fund	$1,819,459	$221,566	$1,597,893
AQR Emerging Multi-Style II Fund	$2,492,981	$287,956	$2,205,025
AQR Large Cap Momentum Style Fund	$1,762,917	$145,589	$1,617,328
AQR Small Cap Momentum Style Fund	$877,703	$184,260	$693,443
AQR International Momentum Style Fund	$1,295,840	$254,168	$1,041,672
AQR Large Cap Defensive Style Fund	$9,555,338	$43,265	$9,512,073
AQR International Defensive Style Fund	$1,099,263	$220,179	$879,084
AQR Global Equity Fund	$1,884,406	$63,215	$1,821,191

AQR Funds–Statement of Additional Information39
For the fiscal year ended September 30, 2024, the Trust paid the Adviser management fees (after reimbursements), and the Adviser reimbursed expenses, as follows:
Funds	Management Fees	Reimbursements	Fees Paid (After Reimbursements)
AQR Large Cap Multi-Style Fund	$2,795,366	$145,820	$2,649,546
AQR Small Cap Multi-Style Fund	$473,887	$151,809	$322,078
AQR International Multi-Style Fund	$2,184,249	$230,150	$1,954,099
AQR Emerging Multi-Style II Fund	$2,466,185	$298,676	$2,167,509
AQR Large Cap Momentum Style Fund	$1,657,130	$145,043	$1,512,087
AQR Small Cap Momentum Style Fund	$660,419	$168,555	$491,864
AQR International Momentum Style Fund	$856,923	$193,487	$663,436
AQR Large Cap Defensive Style Fund	$6,800,349	$68,284	$6,732,065
AQR International Defensive Style Fund	$1,002,016	$199,358	$802,658
AQR Global Equity Fund	$2,128,252	$55,616	$2,072,636
For the fiscal year ended September 30, 2025, the Trust paid the Adviser management fees (after reimbursements), and the Adviser reimbursed expenses, as follows:
Funds	Management Fees	Reimbursements	Fees Paid (After Reimbursements)
AQR Large Cap Multi-Style Fund	$2,960,100	$61,168	$2,898,932
AQR Small Cap Multi-Style Fund	$515,852	$145,333	$370,519
AQR International Multi-Style Fund	$2,553,679	$165,967	$2,387,712
AQR Emerging Multi-Style II Fund	$2,613,460	$191,767	$2,421,693
AQR Large Cap Momentum Style Fund	$1,627,433	$99,036	$1,528,397
AQR Small Cap Momentum Style Fund	$596,649	$175,994	$420,655
AQR International Momentum Style Fund	$762,239	$190,044	$572,195
AQR Large Cap Defensive Style Fund	$5,478,143	$34,868	$5,443,275
AQR International Defensive Style Fund	$985,859	$178,783	$807,076
AQR Global Equity Fund	$2,584,800	$5,057	$2,579,743
For the fiscal year ended September 30, 2023, with respect to AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR Large Cap Momentum Style Fund and AQR Large Cap Defensive Style Fund, the Adviser recaptured expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $9,378, $1,544, $9,341 and $13,258, respectively. For the fiscal year ended September 30, 2024, with respect to the AQR Large Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund and AQR Global Equity Fund, the Adviser recaptured expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $1,571, $11, $8,354, $11,265, $808 and $99, respectively. For the fiscal year ended September 30, 2025, with respect to AQR Large Cap Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Large Cap Defensive Style Fund, and AQR Global Equity Fund, the Adviser recaptured expenses reimbursed under the Funds’ Expense Limitation Agreement in the amount of $24,768, $28,777, $9,787, $52,130, and $34,392, respectively. This Expense Limitation Agreement will continue at least through January 28, 2027. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Disinterested Trustees of the Trust. For additional information regarding the Expense Limitation Agreement, please see the Funds’ prospectus dated January 29, 2026.
Other Payments
In addition to the payments to the Adviser under the Advisory Agreements described above, each Fund pays certain other costs of its operations including (a) applicable fees, interest charges and expenses of third parties, including administrators, custodians, transfer agents, shareholder servicing agents and fund accountants, (b) expenses of issue, sale, redemption and repurchase of shares of the Funds, (c) fees of pricing, dividend disbursing, credit, interest and other reporting services, (d) for Class N and Class I Shares, certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Funds as a result of the customer recordkeeping activities of the intermediaries, (e) distribution related fees for Class N shares, (f) expenses, fees and/or charges associated with any credit facilities

AQR Funds–Statement of Additional Information40
established by or on behalf of the Funds, (g) fees and expenses of the Disinterested Trustees, (h) expenses of meetings of the Board of Trustees, (i) expenses of meetings of shareholders and proxy solicitations therefor, (j) legal, audit, compliance and tax expenses, (k) litigation and investigation expenses (including, without limitation, costs related to class action claims), and contingent expenses related to tax reclaim receipts, (l) clerical, accounting and other office costs, (m) costs of maintaining books and records, (n) costs of reproduction, stationery and supplies, (o) costs of preparing and printing the Funds' Prospectuses, Statements of Additional Information, shareholder and other regulatory reports and notices and delivering them to shareholders, (p) costs of forming series of the Trust and maintaining the Trust's existence, (q) costs of memberships in trade associations, (r) interest charges, taxes, dividends and/or interest on short sales related expenses, brokerage fees and commissions, (s) expenses of pricing portfolio securities and calculating each Fund’s NAV, (t) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, (u) insurance premiums, (v) telecommunication and fund transmission expenses, (w) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services, and for all losses and liabilities by them incurred in administering the Trust, and (x) such non-recurring items as may arise.
The Adviser, from time to time, makes payments to financial intermediaries (including the Distributor) for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class N, Class I and/or Class R6 shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser also makes other payments out of its own resources to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including conferences, seminars, due diligence and other meetings. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 Plan of a Fund, any sub-transfer agency or similar fees payable directly by a Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in a Fund’s Prospectus or the SAI as payable to financial intermediaries.
Payments by the Adviser and/or the Fund pursuant to its Rule 12b-1 Plan, as applicable, may be made to compensate financial intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to the Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.
The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.
Portfolio Manager Compensation
The compensation for each of the portfolio managers that is a Principal of the Adviser is in the form of distributions based on the net income generated by the Adviser and each Principal’s relative ownership in the Adviser. A Principal’s relative ownership in the Adviser is based on a number of factors including contribution to the research process, leadership and other contributions to the Adviser. There is no direct linkage between assets under management, Fund performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income allocable to the Principal. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.

AQR Funds–Statement of Additional Information41
Portfolio Manager Holdings
The dollar range of equity securities of each Fund listed below beneficially owned by the portfolio managers of such Fund as of September 30, 2025, unless noted otherwise, is as follows:
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Michele L. Aghassi, Ph.D.	AQR International Defensive Style Fund	$10,001-$50,000
	AQR Large Cap Defensive Style Fund	$50,001-$100,000
	AQR International Momentum Style Fund	None
	AQR Large Cap Momentum Style Fund	None
	AQR Small Cap Momentum Style Fund	None
	AQR Emerging Multi-Style II Fund	None
	AQR International Multi-Style Fund	None
	AQR Large Cap Multi-Style Fund	None
	AQR Small Cap Multi-Style Fund	None
Clifford S. Asness, Ph.D., M.B.A.	AQR Global Equity Fund	$10,001-$50,000
	AQR International Defensive Style Fund	None
	AQR Large Cap Defensive Style Fund	None
	AQR International Momentum Style Fund	$50,001-$100,000
	AQR Large Cap Momentum Style Fund	$100,001-$500,000
	AQR Small Cap Momentum Style Fund	$50,001-$100,000
	AQR Emerging Multi-Style II Fund	$100,001-$500,000
	AQR International Multi-Style Fund	$100,001-$500,000
	AQR Large Cap Multi-Style Fund	$100,001-$500,000
	AQR Small Cap Multi-Style Fund	$100,001-$500,000
Jordan Brooks, Ph.D., M.A.	AQR Global Equity Fund	None
John J. Huss	AQR Global Equity Fund	$10,001-$50,000
	AQR International Defensive Style Fund	$10,001-$50,000
	AQR Large Cap Defensive Style Fund	$10,001-$50,000
	AQR International Momentum Style Fund	$10,001-$50,000
	AQR Large Cap Momentum Style Fund	$10,001-$50,000
	AQR Small Cap Momentum Style Fund	$10,001-$50,000
	AQR Emerging Multi-Style II Fund	$10,001-$50,000
	AQR International Multi-Style Fund	$10,001-$50,000
	AQR Large Cap Multi-Style Fund	$10,001-$50,000
	AQR Small Cap Multi-Style Fund	$10,001-$50,000
John M. Liew, Ph.D., M.B.A.	AQR Global Equity Fund	$10,001-$50,000

AQR Funds–Statement of Additional Information42
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Laura Serban, Ph.D.	AQR Global Equity Fund	None
	AQR International Defensive Style Fund	None
	AQR Large Cap Defensive Style Fund	None
	AQR International Momentum Style Fund	None
	AQR Large Cap Momentum Style Fund	None
	AQR Small Cap Momentum Style Fund	None
	AQR Emerging Multi-Style II Fund	None
	AQR International Multi-Style Fund	None
	AQR Large Cap Multi-Style Fund	None
	AQR Small Cap Multi-Style Fund	None
Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Fund or Funds which the portfolio manager manages, including other accounts of the Adviser or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and accounts or investments managed or made by the portfolio managers in a personal or other capacity, including reference accounts for non-discretionary model portfolios offered by the Adviser (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).
The following table indicates the number of accounts and assets under management for each type of account managed as of September 30, 2025:
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	21	$16,356,675,418	82	$31,808,113,754	129	$72,949,364,324
Clifford Asness, Ph.D., M.B.A.	29	$24,889,006,657	89	$36,090,251,008	18	$9,832,979,701
Jordan Brooks, Ph.D., M.A.	17	$11,814,669,008	173	$64,001,857,058	130	$73,046,364,324
John J. Huss	33	$22,171,739,992	165	$63,729,534,362	130	$73,046,364,324
John M. Liew, Ph.D., M.B.A.	15	$8,015,597,537	88	$35,552,552,619	8	$4,267,422,094
Laura Serban, Ph.D.	19	$19,467,279,483	82	$31,808,113,754	129	$72,949,364,324

PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	1	$155,710,119	18	$14,012,398,046	18	$11,291,886,987
Clifford Asness, Ph.D., M.B.A.	0	$0	45	$18,558,903,024	9	$5,308,008,787

AQR Funds–Statement of Additional Information43
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Jordan Brooks, Ph.D., M.A.	0	$0	62	$29,386,494,146	18	$11,291,886,987
John J. Huss	1	$155,710,119	59	$29,330,789,538	18	$11,291,886,987
John M. Liew, Ph.D., M.B.A.	0	$0	45	$18,426,957,174	3	$1,722,891,350
Laura Serban, Ph.D.	1	$155,710,119	19	$14,012,398,046	18	$11,291,886,987
Potential Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
A number of potential conflicts of interest may arise as a result of the Adviser’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both a Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Funds and other accounts may be reduced in the Adviser’s discretion. A Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Funds and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause a Fund to close to all or certain new investors.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by a Fund and one or more other accounts simultaneously, the Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts or a Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to a Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for one or more Funds.

AQR Funds–Statement of Additional Information44
To the extent that a Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Adviser, accounts in which the Adviser has an interest, or accounts which pay the Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when a Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, a Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser believes it would be in the Fund’s best economic interests to do so. A Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include a Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to a Fund that it would otherwise recommend, subject to the Adviser’s then-current allocation policy and any applicable exemptions.
In certain circumstances, the Adviser may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Adviser or an affiliate of the Adviser. In other circumstances, the Adviser will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Adviser from transacting in a security or instrument. These restrictions may adversely impact a Fund’s performance.
The Adviser and the Funds' portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
The Adviser may also participate in model portfolio platforms in which the Adviser provides model portfolios that allocate exclusively to a number of Funds based on a given targeted risk profile and/or investment objective. In constructing and rebalancing a model portfolio, a potential conflict between the interests of the model portfolio and those of the Funds may arise in connection with decisions made by the Adviser to change allocations to one or more Funds or to rebalance the assets of the model portfolios that results in subscriptions into and redemptions from the Funds. Depending upon the timing and/or amounts involved, reallocations and rebalancing of investments have the potential to disrupt the orderly management of a Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs.
The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.
Administrator and Fund Accountant
On behalf of the Funds, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at 70 Fargo Street, Boston, Massachusetts 02210. The JPM Administration Agreement initially took effect on September 19, 2010 with respect to the AQR Global Equity Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund and AQR International Momentum Style Fund. The JPM Administration Agreement also took effect with respect to the other current series of

AQR Funds–Statement of Additional Information45
the Trust, and takes effect with respect to each new series of the Trust, upon each Fund’s inception. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the fiscal years ended September 30, 2023, September 30, 2024 and September 30, 2025, the Trust paid JPM Administrator fees of $1,651,242, $1,399,622, and $1,176,364, respectively.
The JPM Administration Agreement was in effect for the initial term of three years and automatically renewed upon the expiration of the initial term in September 2013 and will continue until terminated. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of each Fund, with the Distributor, pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. Following its initial term, the Distribution Agreement continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of each Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of each Fund pay a distribution fee of 0.25% to the Distributor as compensation for distribution and/or administrative activities related to Class N shares of each Fund. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees may be paid entirely to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor uses these distribution fees to make payments to financial intermediaries as compensation for distribution and/or administrative activities related to Class N shares of each Fund. The Distributor may retain a portion of these distribution fees as part of the compensation it receives for reviewing advertisements and other marketing materials.
If the 12b-1 Plan is terminated with respect to a Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.
The 12b-1 Plan shall continue in effect from year to year with respect to each Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.
Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the respective Funds and their shareholders.

AQR Funds–Statement of Additional Information46
The table below provides information for the fiscal year ended September 30, 2025 about the 12b-1 fees each Fund paid to the Distributor under the Trust's 12b-1 Plan.
Funds	Fees Paid
AQR Large Cap Multi-Style Fund	$15,795
AQR Small Cap Multi-Style Fund	$25,340
AQR International Multi-Style Fund	$6,428
AQR Emerging Multi-Style II Fund	$4,715
AQR Large Cap Momentum Style Fund	$217,259
AQR Small Cap Momentum Style Fund	$29,138
AQR International Momentum Style Fund	$11,862
AQR Large Cap Defensive Style Fund	$317,488
AQR International Defensive Style Fund	$6,514
AQR Global Equity Fund	$27,414
Custodian
The Custodian for the Funds is JPMorgan Chase Bank, N.A. (“JPM Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under the custody agreements with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, has been retained to serve as the Funds' transfer agent and dividend disbursing agent.
Determination of Net Asset Value
Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments (“portfolio securities”) are valued on each Business Day using valuation methods as adopted by the Board of Trustees. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the Valuation Designee for the Funds. As Valuation Designee, the Adviser has primary responsibility for the development and implementation of the Trust's valuation policy and procedures, subject to oversight by the Board of Trustees. The Adviser, as the Valuation Designee, is also responsible for periodically assessing and managing material risks associated with fair value determinations; selecting, applying and testing fair value methodologies; and overseeing and evaluating third-party pricing services, among other responsibilities. The Adviser's Security Valuation Team is responsible for the day-to-day implementation of the Trust's valuation policy and the execution of the Adviser's obligations as the Valuation Designee, subject to the oversight of the Adviser's Valuation Committee.

AQR Funds–Statement of Additional Information47
Portfolio securities are valued at market value using market quotations when they are readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access on a valuation date prior to the time the Funds' NAVs are determined, provided that a quotation will not be readily available if it is not reliable. Where market quotations are not readily available or are not reliable, portfolio securities are valued at fair value by the Adviser as the Valuation Designee pursuant to Rule 2a-5. Such fair value methodologies may include consideration of relevant factors, including but not limited to Level 2 inputs including (i) quoted prices for similar assets in active markets; (ii) quoted prices for identical or similar assets in markets that are not active; (iii) inputs other than quoted prices that are observable for the assets, including interest rates, yield curves, implied volatilities, and credit spreads; (iv) the relationship of a security in the issuer's capital structure; (v) the size of the issue; and (vi) comparison of a security to transactions or prices of other securities of issuers having similar characteristics, issues of similar size, and credit quality, maturity and purpose and market cooperated inputs. Fair value methodologies may also consider Level 3 unobservable inputs if reliable observable inputs are unavailable. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Equity securities, including securities sold short, ETFs and closed-end investment companies, are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. If no official close price or sales are reported, the security is valued at its last bid price. Equity right and warrant securities are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing NAV per share.
Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last settlement or sales price on the date of determination on the exchange that constitutes their principal market. For options contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.

AQR Funds–Statement of Additional Information48
The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
Calculation of Offering Price
An illustration of the calculation of the offering price for the outstanding Class I shares of each Fund based on the value of that Fund’s net assets and number of shares outstanding on September 30, 2025 is set forth below:
	AQR Large Cap Multi-Style Fund	AQR Small Cap Multi-Style Fund	AQR International Multi-Style Fund	AQR Emerging Multi-Style II Fund
Net Assets	287,765,278	68,318,629	151,864,646	100,613,580
Number of Shares Outstanding	12,865,620	3,458,647	8,755,783	7,844,997
Net Asset Value Per Share (net assets divided by number of shares outstanding)	22.37	19.75	17.34	12.83
Sales Charge	None	None	None	None
Offering Price	22.37	19.75	17.34	12.83

	AQR Large Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund	AQR International Momentum Style Fund
Net Assets	288,472,451	91,734,341	113,017,349
Number of Shares Outstanding	11,440,434	4,022,967	6,178,240
Net Asset Value Per Share (net assets divided by number of shares outstanding)	25.22	22.80	18.29
Sales Charge	None	None	None
Offering Price	25.22	22.80	18.29

	AQR Large Cap Defensive Style Fund	AQR International Defensive Style Fund	AQR Global Equity Fund
Net Assets	1,232,485,737	40,335,226	42,787,390
Number of Shares Outstanding	55,713,271	2,440,627	3,199,942
Net Asset Value Per Share (net assets divided by number of shares outstanding)	22.12	16.53	13.37
Sales Charge	None	None	None
Offering Price	22.12	16.53	13.37

AQR Funds–Statement of Additional Information49

Additional Information about Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds' Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Funds. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received by the Transfer Agent after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.
Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.
Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. While the Funds do not expect to routinely use redemptions in-kind, each Fund reserves the right to do so at the request, or with the consent, of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions. Each Fund may make a redemption in-kind if the following criteria (together, the “Criteria”) are met: (i) the requested redemption is for an amount greater than 5% of the NAV of the Fund as of the redemption date; (ii) the redeeming shareholder is an institutional investor; and (iii) the Adviser has determined that: (a) the Fund is not able to sell sufficient assets without significantly adversely affecting the value of such assets and pay the redemption proceeds within seven calendar days of the redemption date; or (b) the redemption in-kind is in the best interests of the Fund and its non-redeeming shareholders. Each Fund may redeem a shareholder in-kind for a redemption that does not meet these criteria if the redeeming shareholder requests, or consents to, such redemption in-kind. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their NAV during any 90-day period for one shareholder of record. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Disinterested Trustees, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
Each Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•
the Fund or a class of its shares are to be terminated;

AQR Funds–Statement of Additional Information50
•
the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•
the shareholder fails to pay when due the full purchase price of shares issued to him;
•
it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity; or
•
the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
Each Fund reserves the right to reject any purchase order for its shares in its sole discretion.
Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each Fund may also suspend or postpone the recording of the transfer of its shares.
In addition, each Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds' shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year. The Adviser for a Fund may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to shareholders in the Fund.
Each Fund’s portfolio turnover rate was as follows for the two most recent fiscal years:
Fund	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2025
AQR Large Cap Multi-Style Fund	62%	56%
AQR Small Cap Multi-Style Fund	64%	66%
AQR International Multi-Style Fund	61%	67%
AQR Emerging Multi-Style II Fund	61%	64%
AQR Large Cap Momentum Style Fund	53%	91%
AQR Small Cap Momentum Style Fund	60%	92%
AQR International Momentum Style Fund	56%	86%
AQR Large Cap Defensive Style Fund	21%	24%

AQR Funds–Statement of Additional Information51
Fund	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2025
AQR International Defensive Style Fund	22%	23%
AQR Global Equity Fund	121%	119%

Portfolio Transactions and Brokerage
The Funds grant the Adviser responsibility for selecting brokers to execute portfolio transactions on behalf of the Funds as well as negotiating any commissions or spreads paid on such transactions. Securities transactions normally will be executed through brokers selected by the Adviser in its sole discretion. Before establishing a relationship with any counterparty, the Adviser’s Global Trading group (“GT”) will evaluate the counterparty based on selection factors including, but not limited to, those listed below. In addition, the Adviser’s Counterparty Risk Group will review each proposed counterparty relationship. Only after due diligence is complete will the Counterparty Risk Group approve a counterparty. The Counterparty Risk Group maintains a list of all counterparties approved to execute Fund orders and will continue to review those counterparties on an ongoing basis. The Adviser’s Best Execution Committee evaluates the selection factors listed below on an ongoing basis.
Selection Factors for Counterparties
Best Execution. The Adviser has a duty to seek best execution of transactions for the Funds. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.
In seeking best execution, the selection of executing brokers and their respective capabilities on behalf of the Funds shall be evaluated by GT and the Best Execution Committee. Each broker evaluation shall be conducted by GT and consider factors including, but not limited to, those described below. The determining factor is not necessarily the lowest possible commission cost, but whether the transaction represents the best qualitative execution overall. The Best Execution Committee has determined that the following factors, to the extent applicable, should be considered in determining whether a broker provides best execution: competitiveness of commission rates or spreads; execution capabilities; clearance and settlement capabilities; access to various market centers; expertise in executing trades for a particular security type; reputation and business practices; overall quality of broker services, including responsiveness and technology support; ability or willingness to maintain and commit adequate capital; and the size and volume of the broker’s order flow.
Recognizing the value of these factors, the Adviser may select counterparties that charge a commission in excess of that which another counterparty might have charged for effecting the same transaction. The Adviser is not obligated to choose the counterparty offering the lowest available commission rate if, in the Adviser’s reasonable judgment, the total cost or proceeds from the transaction may be less favorable than what may be obtained elsewhere or if a higher commission is justified by the service provided by another counterparty.
Additional Considerations. When selecting brokers to execute Fund trades, employees may not consider factors that are based on a personal benefit or conflicts of interest (e.g., directing execution as a means of compensating others for personal favors). In addition, employees are required to disclose to the Adviser’s Compliance Department any related person of the employee who is employed by or affiliated with a bank, broker-dealer, futures broker or commodities broker, which may present a potential conflict of interest.
The Funds will not compensate a broker or dealer for any promotion or sale of shares of the Funds by direction to the broker or dealer of the Funds' portfolio securities transactions, or any remuneration (including, but not limited to, any commission, mark-up, mark down, or other fee) received or to be received from the portfolio transactions effected through any other broker or dealer. However, the Funds are permitted to use a broker or dealer that promotes or sells the Funds' shares, provided the business arrangement is in compliance with the conditions required by applicable law and the Funds' policies and procedures.
Review of Counterparty Execution. The Adviser has implemented internal controls and procedures to address the conflicts of interest associated with its brokerage practices. To determine that it is receiving best execution for its transactions over time, the Adviser will obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and will periodically evaluate the overall reasonableness of brokerage commissions paid on a Fund’s transactions by reference to such data. To the extent the Adviser has been paying higher commission rates for its transactions, the Adviser will determine if the quality of execution and the services provided by the counterparty justify these higher commissions.
The Adviser’s Best Execution Committee is responsible for the design, implementation and oversight of the Adviser’s best execution governance framework, which includes controls, processes and systems designed to provide reasonable assurance that best execution is achieved for the Funds and the Adviser’s other clients. The Best Execution Committee reviews commission rates by broker, country, and investment type by Fund as part of its overall responsibility.

AQR Funds–Statement of Additional Information52
Counterparty effectiveness is evaluated on cost, connectivity, operational performance and other related factors. Moreover, the Adviser’s Counterparty Risk Group reviews credit quality and operational viability of clearing and execution counterparties.
Prime Brokerage. A Fund may have one or more prime brokers through which the Fund’s trade clearance and financing is coordinated. Certain prime brokers also provide the Adviser with research, reporting, and analysis tools as part of their services.
Step-Outs. In certain circumstances, the Adviser uses “step-out trades” when the Adviser determines that the step-out trades facilitate better execution for certain Fund trades. Step-out trades are transactions which are placed at one counterparty and then “given up” or “stepped out” by that counterparty to another counterparty. Step-out trades may benefit a Fund by finding a natural buyer or seller of a particular security so that the Adviser can trade a larger block of shares more efficiently.
Soft Dollar Arrangements. The term “soft dollars” refers generally to the practice by investment advisers of paying for research and brokerage services using brokerage commissions generated by the execution of trades for their clients’ accounts. The Adviser does not currently use soft dollars in connection with any of the Funds. To the extent the Adviser does use soft dollars in the future, it is expected that such use will fall within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1934, as amended.
Brokerage for Fund Referrals. The Adviser does not select counterparties based on or related to Fund referrals or in connection with past or future placement of investors into the Funds. Certain broker-dealers host conferences and events for prospective investors. On occasion, representatives of the Adviser speak at these “capital introduction” events and meet with prospective investors or their representatives. The Adviser may accept subscriptions from certain investors who also provide services to a Fund, including brokers and their affiliates. Relationships such as these could be viewed as creating a conflict of interest that potentially could affect the Adviser’s ability to seek best execution. While the Adviser’s relationship with broker-dealers may influence it in deciding whether to use such brokers in connection with trading, financing and other activities of the Funds, the Adviser will not commit with any broker to allocate a particular amount of brokerage to that broker. In addition, the Adviser will not select any broker for trading purposes based upon any distribution related activity of that broker or one of its affiliates on behalf of a Fund. The Adviser conducts best execution reviews on a regular basis in an effort to mitigate potential conflicts of interest with brokerage relationships, and to provide reasonable assurance that the Adviser obtains best execution for the Funds.
Trade Aggregation and Allocation. The timing, size, and frequency of trading in a Fund’s portfolio will be determined by a number of factors, including, but not limited to: (1) investment objectives and guidelines; (2) regulatory restrictions; (3) risk tolerance including exposure control; (4) liquidity needs; (5) redemptions and subscriptions; (6) distance from target exposure; (7) composite dispersion; and (8) market liquidity conditions. If a Fund’s portfolio is scheduled to trade on the same day as a separate, but similar, client portfolio, trading will be aggregated in certain circumstances.
The Adviser has implemented specific controls built on two general principles: (1) fair allocation of a trade opportunity and (2) fair allocation of price. Depending upon the particular instrument, the trade opportunities in which a Fund will participate are determined by the Adviser’s quantitative investment models, as they prescribe the specific appetites based on pre-determined parameters and measures for individual instruments based on a Fund’s investment objectives and other considerations. In certain circumstances, certain investment opportunities (e.g., new issuances) may be allocated to some eligible clients and not others, depending on existing holdings, investment strategies or other pre-determined criteria. Upon completion of this process, a set of transactions are identified that are then either traded in aggregate with other accounts with similar objectives or traded individually. When evaluating trade opportunities, the Adviser’s considerations include the expected liquidity available in the market relative to the size of the overall trades the Adviser will effect on behalf of the Funds and other clients. The Adviser will also consider the expected impact of trade activity on behalf of the clients or other persons for which the Adviser does not exercise investment discretion, including persons who receive model portfolios or other persons whom the Adviser expects to trade in the same instruments, if any. Taking into consideration the anticipated trading activity by these accounts has the potential of reducing the amount of trading that the Adviser estimates that it will be able to implement for the Funds and could extend the period necessary for the Adviser to implement investment ideas for the Funds.
If the Adviser has determined to invest at the same time for more than one account including one or more Funds, the Adviser will under certain circumstances, but is not obligated to, aggregate or “bunch” orders to obtain best execution, negotiate more favorable commission rates, or allocate equitably among the Funds and other client accounts differences in prices and commissions or other transaction costs than might have been obtained had such orders been placed independently. Under this aggregation procedure, transactions will generally be averaged as to price and allocated among the Funds and other client accounts pro rata, based on the original purchase and sale orders placed for each Fund or other client account on any given day, and transaction costs, with limited exceptions, will be shared pro rata based on each client’s participation in the transaction. To the extent that the Adviser determines to aggregate Fund orders for the purchase or sale of investments, the Adviser shall do so in a fair and equitable manner and consistent with its duty to seek best execution. The Adviser shall not receive any additional compensation or remuneration as a result of

AQR Funds–Statement of Additional Information53
the aggregation. In the event that the Adviser determines not to aggregate Fund orders, the Funds will, under certain circumstances, be subject to different prices and commissions or other transaction costs compared to what they would have obtained had such orders been placed on an aggregate basis.
The Adviser typically targets its daily trading volume for a given instrument in the applicable investable universe based on estimates of anticipated market conditions. If an aggregate order on behalf of one or more of the Funds and at least one other client account cannot be fully executed under prevailing market conditions, the Adviser will allocate the instruments traded among the Fund or Funds and another client account or accounts on the basis in which it considers equitable. In these circumstances, a Fund would generally pay (or receive), in connection with the purchase (or sale) of instruments by more than one client, the average price per unit acquired (or sold), which may be higher (or lower) than if it had acted alone, and it may otherwise not be able to execute an investment decision as effectively as it could have if it had acted alone. For a limited number of futures products where exchange average pricing is not available, the Adviser will utilize one or more agency liquidity providers to manage execution, which will, in certain instances, result in clients not receiving the same price.
In the event that the Adviser determines that a pro rata allocation for partially executed aggregate orders (i.e., a “partial fill”) is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include, but are not limited to: (1) when only a small percentage of the order is executed, interests may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to target weightings relative to other account portfolios, with similar mandates, including if the imbalance is due to a cash subscription; (2) an allocation may be given to an account when the account has limitations in its investment guidelines which prohibit it from purchasing other instruments that are expected to produce similar investment results and can be purchased by other accounts; (3) if an account reaches an investment guideline limit and cannot participate in an allocation, interests may be reallocated to other accounts (this may be due to unforeseen changes in an account’s assets after an order is placed); (4) with respect to sale allocations, allocations may be given to an account low in cash, including to satisfy a cash redemption; (5) in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; (6) in cases when there is a minimum tradeable lot size, the transaction may be allocated first based on the minimum lot size for the security type and then the remainder shall be allocated pro rata per applicable portfolio guidelines (unless such pro rata allocation would not meet the security’s minimum lot size, where applicable, in which case that portfolio may be excluded from the allocation); and (7) in cases where a small proportion of an order is executed in all accounts, interests may be allocated to one or more accounts on a random basis.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2023. The provision of third party research services was not a factor in the placement of brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Large Cap Multi-Style Fund	$17,459	$1,647,200,981
AQR Small Cap Multi-Style Fund	$10,617	$226,382,386
AQR International Multi-Style Fund	$58,989	$879,552,621
AQR Emerging Multi-Style II Fund	$226,240	$852,753,672
AQR Large Cap Momentum Style Fund	$11,584	$1,701,879,643
AQR Small Cap Momentum Style Fund	$9,308	$404,457,123
AQR International Momentum Style Fund	$57,765	$831,071,781
AQR Large Cap Defensive Style Fund	$51,014	$6,410,420,568
AQR International Defensive Style Fund	$17,201	$289,104,379
AQR Global Equity Fund	$94,897	$4,018,810,306
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended September 30, 2023.

AQR Funds–Statement of Additional Information54
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2024. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Large Cap Multi-Style Fund	$20,055	$2,017,714,410
AQR Small Cap Multi-Style Fund	$10,176	$225,585,822
AQR International Multi-Style Fund	$62,332	$958,107,779
AQR Emerging Multi-Style II Fund	$300,433	$1,105,962,206
AQR Large Cap Momentum Style Fund	$9,695	$1,422,001,842
AQR Small Cap Momentum Style Fund	$11,485	$382,294,992
AQR International Momentum Style Fund	$32,260	$527,797,790
AQR Large Cap Defensive Style Fund	$34,953	$4,981,148,233
AQR International Defensive Style Fund	$16,606	$305,969,339
AQR Global Equity Fund	$116,635	$4,949,285,839
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended September 30, 2024.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2025. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Large Cap Multi-Style Fund	$15,977	$2,157,819,495
AQR Small Cap Multi-Style Fund	$8,041	$216,221,410
AQR International Multi-Style Fund	$77,997	$1,198,433,830
AQR Emerging Multi-Style II Fund	$268,046	$913,002,737
AQR Large Cap Momentum Style Fund	$8,995	$1,767,357,358
AQR Small Cap Momentum Style Fund	$10,786	$405,206,854
AQR International Momentum Style Fund	$33,576	$547,987,541
AQR Large Cap Defensive Style Fund	$17,767	$3,202,761,495
AQR International Defensive Style Fund	$14,502	$267,741,538
AQR Global Equity Fund	$133,968	$5,867,779,311
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended September 30, 2025.
The value of the AQR Large Cap Multi-Style Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2025 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2025 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Citigroup, Inc.	E	15,448
JPMorgan Chase & Co.	E	4,637

AQR Funds–Statement of Additional Information55
The value of the AQR Large Cap Momentum Style Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2025 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2025 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
JPMorgan Chase & Co.	E	16,850
Goldman Sachs Group, Inc.	E	4,937
Citigroup, Inc.	E	5,254
The value of the AQR International Momentum Style Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2025 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2025 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
BNP Paribas SA	E	1,691
The value of the AQR Global Equity Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2025 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2025 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays plc	E	3,880
JPMorgan Chase & Co.	E	134
Morgan Stanley	E	139
BNP Paribas SA	E	3,538
Citigroup, Inc.	E	2,748

Organization of the Trust and a Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has twenty-nine series. Each Fund described in this SAI offers Class I Shares, Class N Shares and Class R6 Shares.
All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
The following is a list of shareholders of each Fund who owned (beneficially or of record) 5% or more of a class of a Fund’s shares as of December 31, 2025.
Name and Address	Percentage Ownership
AQR Emerging Multi-Style II Fund - Class - I
Reliance Trust Company FBO Fiduciary Trust C/R P.O Box 570788 Atlanta GA 30357-3114	49.08%

AQR Funds–Statement of Additional Information56
Name and Address	Percentage Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	32.06%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	11.21%
AQR Emerging Multi-Style II Fund - Class - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	76.97%
Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	10.16%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	9.21%
AQR Emerging Multi-Style II Fund - Class - R6
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	80.15%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	16.21%
AQR Global Equity Fund - Class - I
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	37.87%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	30.06%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	15.49%

AQR Funds–Statement of Additional Information57
Name and Address	Percentage Ownership
LPL Financial LLC FBO: Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	13.19%
AQR Global Equity Fund - Class - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	59.15%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	27.39%
J.P. Morgan Securities LLC Omnibus Acct For The Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Mutual Fund Dept. Brooklyn NY 11245-0003	9.22%
AQR Global Equity Fund - Class - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	70.26%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	21.15%
Northern Trust As Trustee FBO Idaho National Labratory Employee Retirement Plan Acct P.O Box 92956 Chicago IL 60675-2956	8.13%
AQR International Defensive Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	64.65%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	19.45%

AQR Funds–Statement of Additional Information58
Name and Address	Percentage Ownership
AQR International Defensive Style Fund - Class - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	59.14%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	25.98%
Vanguard Marketing Corporation Vanguard Brokerage Services 100 Vanguard Blvd. Malvern PA 19355-2331	9.26%
AQR International Defensive Style Fund - Class - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	62.95%
MSCS Financial Services, LLC SEI Private Trust Company c/o Principal Financial Id Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456-9989	16.57%
MSCS Financial Services, LLC MAC & Co. A/C Attn: Mutual Fund Operations 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	13.81%
AQR International Momentum Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	62.01%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	17.57%
Raymond James & Associates, Inc. Omnibus For Mutual Funds House Acct Firm 880 Carillion Parkway Saint Petersburg FL 33716-1102	13.77%

AQR Funds–Statement of Additional Information59
Name and Address	Percentage Ownership
AQR International Momentum Style Fund - Class - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	55.97%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	38.11%
AQR International Momentum Style Fund - Class - R6
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	87.93%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	9.03%
AQR International Multi-Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	47.03%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	46.41%
AQR International Multi-Style Fund - Class - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	45.88%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	45.75%
Vanguard Marketing Corporation Vanguard Brokerage Services 100 Vanguard Blvd. Malvern PA 19355-2331	5.23%

AQR Funds–Statement of Additional Information60
Name and Address	Percentage Ownership
AQR International Multi-Style Fund - Class - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	72.59%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	20.71%
AQR Large Cap Defensive Style Fund - Class - I
Raymond James & Associates, Inc. Omnibus For Mutual Funds House Acct Firm 880 Carillion Parkway Saint Petersburg FL 33716-1102	41.20%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	18.10%
LPL Financial LLC FBO: Customer Accounts Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	10.36%
UBS Financial Services, Inc. UBS WM USA Omni Account M/F Attn: Department Manager Spec Cdy A/C Excl Ben Cust UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	9.14%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	8.61%
AQR Large Cap Defensive Style Fund - Class - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	46.90%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	31.90%

AQR Funds–Statement of Additional Information61
Name and Address	Percentage Ownership
MSCS Financial Services, LLC SEI Private Trust Company c/o Principal Financial Grou Id One Freedom Valley Drive Oaks PA 19456-9989	12.23%
AQR Large Cap Defensive Style Fund - Class - R6
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	32.96%
MSCS Financial Services, LLC MAC & Co. Attn: Mutual Fund Operations 500 Grant Street 500 Grant Street Room 151-1010 Pittsburgh PA 15219-2502	14.83%
Aspiriant Risk-Managed Equity Allocation Fund, a series of Aspiriant Trust N19W24200 Riverwood Dr. Ste 320 Waukesha WI 53188-1193	11.95%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	11.73%
MSCS Financial Services, LLC SEI Private Trust Company c/o Principal Financial Id Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks PA 19456-9989	10.35%
AQR Large Cap Momentum Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	61.51%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	20.18%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	8.29%
AQR Large Cap Momentum Style Fund - Class - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	75.53%

AQR Funds–Statement of Additional Information62
Name and Address	Percentage Ownership
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	21.96%
AQR Large Cap Momentum Style Fund - Class - R6
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	67.61%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	28.79%
AQR Large Cap Multi-Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	45.48%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	29.09%
AQR Large Cap Multi-Style Fund - Class - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	46.07%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	43.91%
Merrill Lynch Pierce Fenner & Smith Smith, Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	5.05%
AQR Large Cap Multi-Style Fund - Class - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	67.94%

AQR Funds–Statement of Additional Information63
Name and Address	Percentage Ownership
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	25.32%
AQR Small Cap Momentum Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	76.91%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	15.12%
AQR Small Cap Momentum Style Fund - Class - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	52.85%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	41.68%
AQR Small Cap Momentum Style Fund - Class - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	63.11%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	21.96%
AQR Small Cap Multi-Style Fund - Class - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	42.20%
Reliance Trust Company FBO Fiduciary Trust C/R P.O Box 570788 Atlanta GA 30357-3114	23.65%

AQR Funds–Statement of Additional Information64
Name and Address	Percentage Ownership
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	11.66%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	8.21%
Raymond James & Associates, Inc. Omnibus For Mutual Funds House Acct Firm 880 Carillion Parkway Saint Petersburg FL 33716-1102	5.62%
AQR Small Cap Multi-Style Fund - Class - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	62.16%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	31.97%
AQR Small Cap Multi-Style Fund - Class - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4141	76.77%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	16.31%

Taxation
Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of shares of a Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to taxable U.S. shareholders that hold shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in shares of a Fund. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to a shareholder that is subject to special treatment under the U.S. federal income tax laws. Investors should consult their own tax advisors concerning the particular U.S. federal income tax consequences of the purchase, ownership and disposition of shares of a Fund, as well as the consequences arising under other U.S. federal tax laws and the laws of any other taxing jurisdiction.

AQR Funds–Statement of Additional Information65
Taxation of the Funds
Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which a Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as a regular corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax assuming it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) each taxable year. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses).
If a Fund retains an amount equal to all or a portion of its net capital gains, it will be subject to corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim a refund to the extent their credit exceeds their liability, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.
A Fund is also subject to a nondeductible 4% federal excise tax on income and net gains not distributed on a timely basis in accordance with a calendar year distribution requirement. In order to prevent an imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that each Fund will be able to do so.

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Net capital loss carryovers, if any, may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryovers and potentially other favorable tax attributes of the Fund, if any, may be limited. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to a shareholder as taxable income, and the shareholder may be able to claim an offsetting credit or deduction on his or her tax return for his or her share of these foreign taxes.
Taxable U.S. Shareholder - Distributions
Dividends paid out of a Fund’s investment company taxable income, which includes net short-term capital gains, will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by certain corporations, a portion of the distributions paid and properly reported by such Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain tax rate on qualified dividends for individuals, provided that the Fund and the shareholder satisfy applicable holding period requirements. Distributions of net capital gains, if any, that are properly reported as capital gain dividends are taxable as long-term capital gains regardless of how long the shareholder has held the relevant Fund’s shares, and are not eligible for the dividends-received deduction. Distributions by a Fund are taxable to a shareholder regardless of whether they are received in cash or additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each new share equal to the NAV per share of the relevant Fund on the reinvestment date. Long-term capital gains and qualified dividend income of an individual taxpayer are generally eligible for taxation at a maximum rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax character of distributions on Form 1099-DIV.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding certain threshold amounts, and of estates and trusts.
Taxable U.S. Shareholder - Sale of Shares
Upon the sale, redemption, or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period of the shares (the gain or loss will generally be long-term if the shares have been held for more than one year; otherwise, it will be short-term). Any loss realized will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the cost basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

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The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale, redemption or other disposition of Fund shares.
The exchange of shares of a Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss.
Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on IRS Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Real Estate Investment Trusts (REITs)
Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current or accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution.
A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s current and accumulated earnings and profits; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Distributions by a Fund to its shareholders that the Fund properly reports as “Section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day holding period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
Futures, Options and Hedging Transactions
Certain options, futures, and forward currency contracts in which the Funds may invest are subject to rules that for U.S. federal income tax purposes require a Fund to treat them as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized. Any gains or losses on such contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, except for gain or loss on certain foreign currency forward, options and futures contracts which is treated as ordinary gain or loss unless the Fund makes an applicable tax election to receive capital treatment.
Certain hedging transactions undertaken by the Funds may result in the deferral of loss or accelerate the recognition of gain on futures, options, and forward contracts, or underlying securities, and may affect the tax character of gain or loss realized by a Fund on such investments. The tax consequences to a Fund of engaging in certain hedging or similar transactions are not entirely clear and may impact the amount, timing, and tax character of distributions paid by the Fund to its shareholders.
Notwithstanding any of the foregoing, a Fund may be required to recognize gain (but not loss) on certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or of substantially identical property. Appreciated financial positions potentially subject to this tax treatment are interests (including options, futures and forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. This tax treatment will not apply to certain transactions closed on or before the 30th day after the close of the taxable year, if certain conditions are met.

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Foreign Currency Transactions—“Section 988” Gains or Losses
Pursuant to Section 988 of the Code, foreign exchange gain or loss attributable to certain foreign currency transactions, including foreign currency-denominated payables and receivables, foreign currency denominated debt instruments, and certain currency related options, futures and forward contracts, are treated as ordinary gain or loss. Section 988 gain or loss may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders. A Fund may elect to treat certain foreign currency transactions, when entered, as giving rise to capital rather than as ordinary gain or loss.
Short Sales
In general, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, the holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. As described more fully under “Futures, Options and Hedging Transactions” above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Swaps
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a short-term capital gain or loss if a Fund has been a party to the swap for one year or less). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may be required to treat such swaps as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized.
Excess Inclusion Income
If a Fund invests in certain REITs or in real estate mortgage investment conduit residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxed on their share of any such excess inclusion income as “unrelated business taxable income.”
Passive Foreign Investment Companies
If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, or passive foreign investment companies (“PFICs”), such Fund may be subject to federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of such Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a distribution to its shareholders.
A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund’s investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund is permitted to make a mark-to-market election on its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.

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Post-October Loss Deferral
A Fund may, for a given taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of (i) the excess of post-October ordinary losses from the disposition of property (including foreign currency and PFIC losses) over post-October ordinary gains from the disposition of property (including foreign currency and PFIC gains) plus (ii) the excess of post-December ordinary losses over post-December ordinary income, other than any such losses or income described in clause (i)) until the first day of the next taxable year when computing its investment company taxable income and net capital gain. Such rules regarding loss realized after October (or December) may affect the timing and tax character of Fund distributions to shareholders.
Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of a Fund’s income will flow through to the Fund’s shareholders. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Non-U.S. Shareholders
Distributions treated as ordinary income to shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (“foreign shareholders”) will, except as described below, be subject to a U.S. federal withholding tax of 30%, unless a lower treaty rate applies or the distributions are effectively connected with a U.S. trade or business of the foreign shareholder (and, in each case, the foreign shareholder complies with applicable certification requirements).
Dividends paid by a regulated investment company to foreign shareholders that are attributable to “qualified net interest income” (generally, interest that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the regulated investment company properly reports such dividends. A Fund may report all, some or none of its potentially eligible distributions paid to foreign shareholders, of qualified interest income and short-term capital gain, as exempt from the 30% withholding tax. It is expected that the Funds will generally make a report with respect to short-term capital gain distributions, but not to distributions attributable to qualified interest income. Therefore, any distributions of interest income will be subject to withholding tax when paid to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the distribution as qualified net interest income or short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

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Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or the income is effectively connected with the foreign shareholder’s trade or business in the United States. Any gain realized upon the sale or exchange of shares of a Fund will ordinarily be exempt from U.S. tax unless (i) the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, (ii) the gain is effectively connected with the foreign shareholder’s trade or business in the United States or (iii) such Fund was a “U.S. Real Property Holding Corporation” and the foreign shareholder held more than 5% of the shares of that Fund, for a certain period of time. If the foreign shareholder held more than 5% of the shares of a Fund for a certain period of time, such foreign shareholder may also be subject to tax on Fund distributions attributable to gain from the sale or exchange by the Fund of U.S. real property or an interest in a U.S. Real Property Holding Corporation. A corporation is a “U.S. Real Property Holding Corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. Real Property Holding Corporations and certain participating debt securities.
A Fund is required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
Foreign shareholders who fail to comply with applicable certification requirements relating to their non-U.S. status, including furnishing a Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or substitute form, may be subject to backup withholding on distributions (including distributions of capital gains) and on redemption proceeds.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in a Fund.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to U.S. estate tax.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Some states may exempt from income tax all or a portion of dividends paid to a shareholder by a Fund if such dividends are derived from interest on qualifying U.S. federal obligations. Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s distributions which are attributable to qualifying U.S. federal obligations. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences of making an investment in a Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Simpson Thacher & Bartlett LLP, 900 G Street, NW, Washington, D.C. 20001.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for the Funds. In addition to providing audit services, PricewaterhouseCoopers LLP assists in the preparation and review of the Funds’ federal and state tax returns. The audited financial statements and notes thereto in the Funds’ Annual Financial Statements and Other Information Report in Form N-CSR for the fiscal year ended September 30, 2025 (the “2025 Annual N-CSR Report”) are incorporated by reference herein. No other parts of the 2025 Annual N-CSR Report are incorporated by reference herein. The financial statements included in the 2025 Annual N-CSR Report have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference.
Registration Statement
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

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Appendix A—Proxy Voting Policies and Procedures
Proxy Voting Policies and Procedures
I.
STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
AQR’s authority to vote proxies for its Clients is not a material component of any of AQR’s investments or strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its Clients. In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. Some proxy votes may have heightened importance for clients (e.g., mergers, acquisitions, spinoffs, etc.) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Responsible Investment & Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation to vote proxies in the best interest of its clients.
II.
USE OF THIRD-PARTY PROXY ADVISORS
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may consider other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Responsible Investment & Stewardship Committee periodically assesses the performance of its Proxy Advisory firm(s).
III.
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
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The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
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Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
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How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
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Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
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The nature of third-party information sources used as a basis for voting recommendations;

1 The term “AQR” includes AQR Capital Management, LLC and AQR Arbitrage, LLC and their respective investment advisory affiliates.

AQR Funds–Statement of Additional Information72
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When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
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Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
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Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
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Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
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Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
IV.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR
AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Responsible Investment & Stewardship Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
V.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and managed accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines. Otherwise, AQR will seek to vote in accordance with voting recommendations of the Proxy Advisory firm’s applicable Benchmark Guidelines in managed accounts and AQR mutual funds. For other AQR-sponsored commingled funds, AQR takes a sustainable approach to proxy voting and has adopted the Proxy Advisory firm’s applicable Sustainable Guidelines. In certain commingled funds, investors may choose Voting Guidelines that do not take a sustainable approach to proxy voting (i.e., Benchmark Guidelines).
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
1. AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues in a managed account;
2. Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure, share blocking, and/or Power of Attorney requirements;
3. The cost of voting a proxy outweighs the benefit of voting;
4. AQR has insufficient information or time to process and submit a vote or other related logistical or administrative issues;
5. AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or
6. There are restrictions on trading resulting from the exercise of a proxy;
AQR generally does not notify clients of non-voted proxy ballots.

2 Benchmark Guidelines are offered by Institutional Shareholder Services Inc. and are available at https://www.issgovernance.com/policy-gateway/voting-policies/.
3 Sustainable Guidelines are offered by Institutional Shareholder Services Inc. and are available at https://www.issgovernance.com/policy-gateway/voting-policies/.

AQR Funds–Statement of Additional Information73
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange-traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have exposure to equities via an ETF, AQR will generally not vote proxies.
VI.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in a deviation from the voting recommendation assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a deviation from the recommendation, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, or designee, or Responsible Investment & Stewardship Committee, the following principles will generally be adhered to when deviating from the voting recommendation:
1.
AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
2.
AQR will not announce its voting intentions and the reasons therefore; and
3.
AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
VII.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any potential conflicts of interest. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR’s employees with the issuer of the security in question. If the Compliance Department determines a potential material conflict of interest exists, it may instruct AQR and the Responsible Investment & Stewardship Committee to not deviate from the AQR Voting Guidelines.
VIII.
BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
IX.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
1.
The name of the issuer;
2.
The proposal voted upon; and
3.
The election made for the proposal.

AQR Funds–Statement of Additional Information74
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.
X.
PROXY REPORTING
On an annual basis, each of AQR Capital Management, LLC and AQR Arbitrage, LLC will provide, or cause the Proxy Advisory firm to provide, any and all reports and information necessary for the preparation and filing of Form N-PX with the U.S. Securities and Exchange Commission (“SEC”) reporting all relevant voted proxies relating to executive compensation (or “say-on-pay”) matters. In addition, on an annual basis, the AQR mutual funds will provide, or cause the Proxy Advisory firm to provide, to the AQR mutual funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX with the SEC reporting all voted proxies.4
XI.
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
1.
A copy of the Policy, and any amendments thereto; and
2.
A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
XII.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Responsible Investment & Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

4 Form N-PX is required to contain an AQR mutual fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(1)	Certificate of Trust as filed with the State of Delaware on September 4, 2008[1]
	(2)	(i)	Declaration of Trust dated as of September 4, 2008[1]
		(ii)	Amended Schedule A to the Declaration of Trust*
(b)	Amended and Restated By-Laws[56]
(c)
The Trust does not issue Certificates. See Article III, “Meetings of Shareholders,” and Article VIII, “Inspection of Records and
Reports” of Registrant’s Bylaws.[1] See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings” of
Declaration of Trust of the Registrant.[1]

(d)	(1)	(i)	Third Amended and Restated Investment Management Agreement[30]
		(ii)	First Amendment to Third Amended and Restated Investment Management Agreement[34]
		(iii)	Second Amendment to Third Amended and Restated Investment Management Agreement[39]
		(iv)	Third Amendment to Third Amended and Restated Investment Management Agreement[44]
		(v)	Fourth Amendment to Third Amended and Restated Investment Management Agreement[46]
		(vi)	Fifth Amendment to Third Amended and Restated Investment Management Agreement[47]
		(vii)	Sixth Amendment to Third Amended and Restated Investment Management Agreement[54]
		(viii)	Seventh Amendment to Third Amended and Restated Investment Management Agreement[62]
	(2)	(i)	Second Amended and Restated Investment Sub-Advisory Agreement among Registrant, AQR Capital Management, LLC and CNH Partners, LLC[26]
	(3)	(i)	Investment Management Agreement II between Registrant and AQR Capital Management, LLC[28]
		(ii)	First Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[29]
		(iii)	Second Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[32]
		(iv)	Third Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[33]
		(v)	Fourth Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[37]
		(vi)	Fifth Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[43]
		(vii)	Sixth Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[51]
		(viii)	Seventh Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC[59]
		(ix)	Eighth Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC*
(e)	(1)	Distribution Agreement[35]
	(2)	Distribution Fee Letter Agreement[35]
	(3)	First Amendment to Distribution Agreement[37]
	(4)	First Amendment to Distribution Fee Letter Agreement[37]
	(5)	Second Amendment to Distribution Agreement[38]
	(6)	Second Amendment to Distribution Fee Letter Agreement[38]
	(7)	Third Amendment to Distribution Agreement[43]
1

	(8)	Third Amendment to Distribution Fee Letter Agreement[43]
	(9)	Fourth Amendment to Distribution Agreement[45]
	(10)	Fourth Amendment to Distribution Fee Letter Agreement[45]
	(11)	Fifth Amendment to Distribution Agreement[47]
	(12)	Fifth Amendment to Distribution Fee Letter Agreement[47]
	(13)	Sixth Amendment to Distribution Agreement[48]
	(14)	Seventh Amendment to Distribution Agreement[53]
	(15)	Sixth Amendment to Distribution Fee Letter Agreement[53]
	(16)	Eighth Amendment to Distribution Agreement[52]
	(17)	Seventh Amendment to Distribution Fee Letter Agreement[52]
	(18)	Eighth Amendment to Distribution Fee Letter Agreement[56]
	(19)	Ninth Amendment to Distribution Agreement[56]
	(20)	Ninth Amendment to Distribution Fee Letter Agreement[62]
	(21)	Tenth Amendment to Distribution Agreement[62]
(f)	Not Applicable
(g)	(1)	(i)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[6]
		(ii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[8]
		(iii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[8]
		(iv)	Second Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[9]
		(v)	Third Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[10]
		(vi)	Fourth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[11]
		(vii)	Fifth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[13]
		(viii)	Sixth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[14]
		(ix)	Seventh Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[15]
		(x)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[15]
		(xi)	Eighth Amendment to Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[18]
		(xii)	Ninth Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[23]
		(xiii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[23]
		(xiv)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[23]
		(xv)	Tenth Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[24]
		(xvi)	Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[24]
		(xvii)	Eleventh Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[29]
		(xviii)	Global Custody Agreement between the AQR Funds and JPMorgan Chase Bank, N.A.[32]
		(xix)	Joinder to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[33]
		(xx)	Joinder to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[43]
		(xxi)	Joinder to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[53]
2

		(xxii)	Fifteenth Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[59]
		(xxiii)	Sixteenth Amendment to Global Custody Agreement between AQR Funds and JPMorgan Chase Bank, N.A.[62]
	(2)	(i)	Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[16]
		(ii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[20]
		(iii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[23]
		(iv)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[24]
		(v)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[26]
		(vi)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[27]
		(vii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[29]
		(viii)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[32]
		(ix)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[59]
		(x)	Amendment to Master Custodian Agreement between AQR Funds and State Street Bank and Trust Company[62]
(h)	(1)	(i)	Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[6]
		(ii)	Amendment to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[7]
		(iii)	Amendment Two to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[8]
		(iv)	Amendment Three to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[9]
		(v)	Amendment Four to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[10]
		(vi)	Amendment Five to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[11]
		(vii)	Amendment Six to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[13]
		(viii)	Amendment Seven to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[14]
		(ix)	Amendment Eight to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[15]
		(x)	Amendment Nine to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[18]
		(xi)	Amendment Ten to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[23]
		(xii)	Amendment Eleven to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[24]
		(xiii)	Amendment Twelve to Administration Agreement between AQR Funds and J.P. Morgan Investor Services Co.[29]
		(xiv)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[32]
		(xv)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[33]
		(xvi)	Amendment to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[36]
		(xvii)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[37]
		(xviii)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[43]
		(xix)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[47]
		(xx)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[53]
		(xxi)	Addendum to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[57]
		(xxii)	Amendment to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[61]
		(xxiii)	Joinder to Administration Agreement between AQR Funds and J.P. Morgan Chase Bank, N.A.[62]
	(2)	(i)	Transfer Agency and Service Agreement[2]
3

	(ii)	Amendment to Transfer Agency and Service Agreement[3]
	(iii)	Second Amendment to Transfer Agency and Service Agreement[5]
	(iv)	Third Amendment to Transfer Agency and Service Agreement[6]
	(v)	Fourth Amendment to Transfer Agency and Service Agreement[8]
	(vi)	Fifth Amendment to Transfer Agency and Service Agreement[9]
	(vii)	Sixth Amendment to Transfer Agency and Service Agreement[10]
	(viii)	Seventh Amendment to Transfer Agency and Service Agreement[11]
	(ix)	Eighth Amendment to Transfer Agency and Service Agreement[13]
	(x)	Ninth Amendment to Transfer Agency and Service Agreement[13]
	(xi)	Tenth Amendment to Transfer Agency and Service Agreement[14]
	(xii)	Eleventh Amendment to Transfer Agency and Service Agreement[15]
	(xiii)	Twelfth Amendment to Transfer Agency and Service Agreement[18]
	(xiv)	Thirteenth Amendment to Transfer Agency and Service Agreement[21]
	(xv)	Fourteenth Amendment to Transfer Agency and Service Agreement[23]
	(xvi)	Fifteenth Amendment to Transfer Agency and Service Agreement[24]
	(xvii)	Sixteenth Amendment to Transfer Agency and Service Agreement[25]
	(xviii)	Seventeenth Amendment to Transfer Agency and Service Agreement[28]
	(xix)	Eighteenth Amendment to Transfer Agency and Service Agreement[29]
	(xx)	Nineteenth Amendment to Transfer Agency and Service Agreement[32]
	(xxi)	Twentieth Amendment to Transfer Agency and Service Agreement[33]
	(xxii)	Twenty-First Amendment to Transfer Agency and Service Agreement[37]
	(xxiii)	Twenty-Second Amendment to Transfer Agency and Service Agreement[38]
	(xxiv)	Twenty-Third Amendment to Transfer Agency and Service Agreement[43]
	(xxv)	Twenty-Fourth Amendment to Transfer Agency and Service Agreement[45]
	(xxvi)	Twenty-Fifth Amendment to Transfer Agency and Service Agreement[47]
	(xxvii)	Twenty-Sixth Amendment to Transfer Agency and Service Agreement[53]
	(xxviii)	Twenty-Seventh Amendment to Transfer Agency and Service Agreement[52]
	(xxvix)	Twenty-Eighth Amendment to Transfer Agency and Services Agreement[56]
	(xxx)	Twenty-Ninth Amendment to Transfer Agency and Services Agreement[56]
	(xxxi)	Thirtieth Amendment to Transfer Agency and Services Agreement[62]
(3)	(i)	Transfer Agency Interactive Client Services Agreement[3]
	(ii)	Amendment to Transfer Agency Interactive Client Services Agreement[3]
	(iii)	Second Amendment to Transfer Agency Interactive Client Services Agreement[5]
	(iv)	Third Amendment to Transfer Agency Interactive Client Services Agreement[6]
	(v)	Fourth Amendment to Transfer Agency Interactive Client Services Agreement[8]
	(vi)	Fifth Amendment to Transfer Agency Interactive Client Services Agreement[9]
4

	(vii)	Sixth Amendment to Transfer Agency Interactive Client Services Agreement[10]
	(viii)	Seventh Amendment to Transfer Agency Interactive Client Services Agreement[11]
	(ix)	Eighth Amendment to Transfer Agency Interactive Client Services Agreement[13]
	(x)	Ninth Amendment to Transfer Agency Interactive Client Services Agreement[13]
	(xi)	Tenth Amendment to Transfer Agency Interactive Client Services Agreement[14]
	(xii)	Eleventh Amendment to Transfer Agency Interactive Client Services Agreement[15]
	(xiii)	Twelfth Amendment to Transfer Agency Interactive Client Services Agreement[18]
	(xiv)	Thirteenth Amendment to Transfer Agency Interactive Client Services Agreement[21]
	(xv)	Fourteenth Amendment to Transfer Agency Interactive Client Services Agreement[23]
	(xvi)	Fifteenth Amendment to Transfer Agency Interactive Client Services Agreement[24]
	(xvii)	Sixteenth Amendment to Transfer Agency Interactive Client Services Agreement[25]
	(xviii)	Seventeenth Amendment to Transfer Agency Interactive Client Services Agreement[28]
	(xix)	Eighteenth Amendment to Transfer Agency Interactive Client Services Agreement[29]
	(xx)	Nineteenth Amendment to Transfer Agency Interactive Client Services Agreement[32]
	(xxi)	Twentieth Amendment to Transfer Agency Interactive Client Services Agreement[33]
	(xxii)	Twenty-First Amendment to Transfer Agency Interactive Client Services Agreement[37]
	(xxiii)	Twenty-Second Amendment to Transfer Agency Interactive Client Services Agreement[38]
	(xxiv)	Twenty-Third Amendment to Transfer Agency Interactive Client Services Agreement[43]
	(xxv)	Twenty-Fourth Amendment to Transfer Agency Interactive Client Services Agreement[45]
	(xxvi)	Twenty-Fifth Amendment to Transfer Agency Interactive Client Services Agreement[47]
	(xxvii)	Twenty-Sixth Amendment to Transfer Agency Interactive Client Services Agreement[53]
	(xxviii)	Twenty-Seventh Amendment to Transfer Agency Interactive Client Services Agreement[52]
	(xxvix)	Twenty-Eighth Amendment to Transfer Agency Interactive Client Services Agreement[56]
	(xxx)	Twenty-Ninth Amendment to Transfer Agency Interactive Client Services Agreement[61]
	(xxxi)	Thirtieth Amendment to Transfer Agency Interactive Client Services Agreement[62]
(4)	(i)	Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[54]
	(ii)	First Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[55]
	(iii)	Second Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[56]
	(iv)	Third Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[57]
	(v)	Fourth Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[58]
	(vi)	Fifth Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[59]
	(vii)	Sixth Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[60]
	(viii)	Seventh Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[61]
	(ix)	Eighth Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement[62]
	(x)	Ninth Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement*
(5)	(i)	Form of Fund of Funds Investment Agreement[57]
5

(i)	(1)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Global Equity Fund, AQR International Equity Fund and AQR Diversified Arbitrage Fund[2]
	(2)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund[4]
	(3)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Managed Futures Strategy Fund[5]
	(4)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Risk Parity Fund[6]
	(5)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Multi-Strategy Alternative Fund[8]
(6)
Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Tax-Managed
Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum
Fund[9]

(7)
Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR U.S. Defensive Equity
Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Risk-Balanced
Commodities Strategy Fund, and AQR Risk-Balanced Commodities Strategy LV Fund[10]

	(8)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Risk Parity II MV Fund and AQR Risk Parity II HV Fund[11]
(9)
Opinion and Consent of Counsel with respect to the legality of Class N shares being issued of the AQR Momentum
Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund,
AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund[12]

	(10)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund[13]
	(11)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Long-Short Equity Fund and AQR Managed Futures Strategy HV Fund[14]
	(12)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Style Premia Alternative Fund[15]
	(13)	Opinion and Consent of Counsel with respect to the legality of Class R6 shares being issued of the AQR Global Equity Fund and the AQR International Equity Fund[17]
	(14)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Global Macro Fund[18]
	(15)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Emerging Core Equity Fund and AQR Emerging Momentum Fund[19]
(16)
Opinion and Consent of Counsel with respect to the legality of Class R6 shares being issued of the AQR Core Equity
Fund, AQR Small Cap Core Equity Fund, AQR International Core Equity Fund, AQR Emerging Core Equity Fund,
AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Emerging
Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR
Tax-Managed International Momentum Fund[21]

(17)
Opinion and Consent of Counsel with respect to the legality of Class R6 shares being issued of the AQR U.S. Defensive
Equity Fund, AQR International Defensive Equity Fund, AQR Emerging Defensive Equity Fund, AQR Diversified
Arbitrage Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR
Managed Futures Strategy HV Fund, AQR Multi-Strategy Alternative Fund, AQR Risk-Balanced Commodities Strategy
Fund, AQR Risk Parity Fund, AQR Risk Parity II MV Fund, AQR Risk Parity II HV Fund and the AQR Style Premia
Alternative Fund[22]

	(18)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Equity Market Neutral Fund and AQR Style Premia Alternative LV Fund[23]
(19)
Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR TM Large Cap Multi-
Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund and AQR TM Emerging
Multi-Style Fund[24]

6

(20)
Opinion and Consent of Counsel with respect to the legality of Class I shares being issued of the AQR Large Cap Multi-
Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style Fund,
AQR TM Large Cap Multi-Style Fund, AQR TM Small Cap Multi-Style Fund, AQR TM International Multi-Style Fund,
AQR TM Emerging Multi-Style Fund, AQR Large Cap Momentum-Style Fund, AQR Small Cap Momentum Style
Fund, AQR International Momentum Style Fund, AQR Emerging Momentum Style Fund, AQR TM Large Cap
Momentum Style Fund, AQR TM Small Cap Momentum Style Fund and AQR TM International Momentum Style
Fund[25]

	(21)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Style Premia Alternative II Fund[28]
(22)
Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Large Cap Relaxed
Constraint Equity Fund, AQR Small Cap Relaxed Constraint Equity Fund, AQR International Relaxed Constraint Equity
Fund and AQR Emerging Relaxed Constraint Equity Fund[29]

	(23)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Alternative Risk Premia Fund[32]
	(24)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Core Plus Bond Fund and AQR High Yield Bond Fund[33]
	(25)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Volatility Risk Premium Fund[37]
	(26)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Diversifying Strategies Fund[43]
	(27)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR Sustainable Long-Short Equity Carbon Aware Fund[51]
	(28)	Opinion and Consent of Counsel with respect to the legality of shares being issued of the AQR LSE Fusion Fund, AQR CVX Fusion Fund, AQR MS Fusion Fund and AQR MS Fusion HV Fund[62]
(j)	Consent of Independent Registered Public Accounting Firm*
(k)	Not Applicable
(l)	Initial Capital Agreement[2]
(m)	(i)	Amended and Restated Distribution Plan[24]
	(ii)	Amended Exhibit A to Amended and Restated Distribution Plan[62]
(n)	(i)	Twenty-Sixth Amended and Restated Multiple Class Plan[62]
(o)	Reserved.
(p)	(1)	Code of Ethics of AQR Funds[55]
	(2)	Code of Ethics of AQR Capital Management, LLC and AQR Arbitrage, LLC[59]
	(3)	Code of Ethics of ALPS Distributor, Inc.[33]
Other Exhibit:		Power of Attorney of Gregg Behrens[55]
Power of Attorney of Mark Zurack[55]
Power of Attorney of Kathleen Hagerty[53]
Power of Attorney of Roy Swan*
Power of Attorney of Lisa Polsky*
Power of Attorney of John Howard*

1
Incorporated by reference from the Registrant’s initial Registration Statement, SEC File No. 333-153445, filed September 11,
2008.
2
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 17, 2008.
7

3
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed May 19, 2009.
4
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 9, 2009.
5
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 28, 2009.
6
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed September 28, 2010.
7
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed May 3, 2011.
8
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 15, 2011.
9
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 13, 2012.
10
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed June 25, 2012.
11
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 26, 2012.
12
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed November 26, 2012.
13
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 12, 2013.
14
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed June 20, 2013.
15
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed September 19, 2013.
16
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 31, 2013.
17
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 27, 2013.
18
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 27, 2014.
19
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 17, 2014.
20
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 2, 2014.
21
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed July 9, 2014.
22
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 29, 2014.
23
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed September 15, 2014.
24
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 27, 2015.
25
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 30, 2015.
26
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 29, 2015.
27
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 27, 2016.
28
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed February 12, 2016.
29
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 9, 2016.
30
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 27, 2017.
31
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 27, 2017.
32
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 22, 2017.
33
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 27, 2017.
34
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 26, 2018.
35
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 27, 2018.
36
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 1, 2018.
37
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 12, 2018.
38
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 28, 2019.
39
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 30, 2019.
40
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 28, 2020.
41
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 13, 2020.
42
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 29, 2020.
43
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed May 26, 2020.
44
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 13, 2021.
45
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 28, 2021.
46
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed March 12, 2021.
47
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 28, 2021.
48
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 20, 2021.
49
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 1, 2021.
50
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed October 18, 2021.
51
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed December 14, 2021.
52
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 29, 2022.
53
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 29, 2022.
54
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 18, 2022.
55
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 26, 2023.
56
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 27, 2023.
57
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 25, 2024.
58
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 29, 2024.
59
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed August 16, 2024.
60
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed January 24, 2025.
61
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed April 25, 2025.
62
Incorporated by reference from the Registrant’s Registration Statement, SEC File No. 333-153445, filed June 13, 2025.
8

*
Filed herewith.
Item 29. Persons Controlled by or Under Common Control with the Fund
The AQR Managed Futures Strategy Fund wholly owns and controls the AQR Managed Futures Strategy Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Managed Futures Strategy HV Fund wholly owns and controls the AQR Managed Futures Strategy HV Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Multi-Asset Fund wholly owns and controls the AQR Multi-Asset Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Risk-Balanced Commodities Strategy Fund wholly owns and controls the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Style Premia Alternative Fund wholly owns and controls the AQR Style Premia Alternative Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Macro Opportunities Fund wholly owns and controls the AQR Macro Opportunities Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Alternative Risk Premia Fund wholly owns and controls the AQR Alternative Risk Premia Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR Trend Total Return Fund wholly owns and controls the AQR Trend Total Return Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company. The AQR CVX Fusion Fund wholly owns and controls the AQR CVX Fusion Offshore Fund Ltd., a company organized under the laws of the Cayman Islands as an exempted company.
Item 30. Indemnification
Article VII, Section 2 of the Declaration of Trust provides as follows:
A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. No Trustee who has been determined to be an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto) by the Board of Trustees shall be subject to any greater liability or duty of care in discharging such Trustee’s duties and responsibilities by virtue of such determination than is any Trustee who has not been so designated.
Article VII, Section 3 of the Declaration of Trust provides as follows:
(a)
For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “ liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.
(b)
Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By- Laws:
(i)
every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;
(ii)
every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;
(iii)
every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his
9

being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;
(c)
Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.
(d)
No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.
(e)
The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.
(f)
Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.
Article VII, Section 1 of the By-Laws provides as follows:
With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided hereunder or pursuant to the Declaration of Trust to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:
(i)
by the court or other body before which the Proceeding was brought;
(ii)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(iii)
by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
Item 31. Business and Other Connections of the Investment Adviser
The Registrant’s investment adviser, AQR Capital Management, LLC (“Adviser”), is a Delaware limited liability company that serves as investment adviser to the AQR Funds and provides investment advisory services. Additional information as to Adviser and its management is included in Adviser’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801- 55543), which is incorporated herein by reference. The Adviser’s Form ADV and the following table set forth information as to any business, profession, vocation or employment of a substantial nature engaged in by Adviser and its principals during the past two years.
Name and Position with Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Lasse Pedersen, Principal	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 2815 2815	Professor (2011-present)
10

Name and Position with Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Tobias Moskowitz, Principal	Yale University School of Management Yale University New Haven, CT 06511	Dean Takahashi Professor of Finance (2016-present)
	Commonfund 15 Old Danbury Road Wilton, CT 06897	Board Member (2022-present)
David Kabiller, Principal	Arqitel Investment Management, LP 9800 Wilshire Blvd., Suite 203 Beverly Hills, CA 90212	Chairman and Founding Partner (2022-present)
The Registrant’s sub-adviser, AQR Arbitrage, LLC (“Sub-Adviser”), is a Delaware limited liability company that serves as investment sub-adviser to AQR Funds with respect to AQR Diversified Arbitrage Fund. Additional information as to Sub-Adviser and the management of Sub-Adviser is included in Sub-Adviser’s Form ADV filed with the SEC (File No. 801-60678), which is incorporated herein by reference. The Sub-Adviser’s Form ADV sets forth information as to any business, profession, vocation or employment of a substantial nature engaged in by Sub-Adviser and its principals during the past two years.
Item 32. Principal Underwriters
(a)
ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 1WS Credit Income Fund, Aberdeen Income Credit Strategies Fund, abrdn ETFs, abrdn Funds, abrdn Global Premier Properties Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, EA Series Trust (Cambria Series), ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, New York Life Investments Active ETF Trust, New York Life Investments ETF Trust, Opportunistic Credit Interval Fund, Pop Venture Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sphinx Opportunity Fund II, Sprott Funds Trust, The Arbitrage Funds, Themes ETF Trust, Tidel Trust II (Camria Series), Thornburg ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund, X-Square Series Trust
(b)
To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:
Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None

11

Name	Position with Underwriter	Positions with Fund
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None
*
Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**
The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***
The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^
The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^
The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06905
(c)
Not applicable.
Item 33. Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the: (a) Registrant; (b) Investment Adviser; (c) Sub-Adviser; (d) Principal Underwriter; (e) Transfer Agent; (f) Administrator and Custodian (JPM); (g) Custodian (SSB) (AQR Style Premia Alternative Fund, AQR Diversified Arbitrage Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Asset Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Trend Total Return Fund, AQR LSE Fusion Fund, AQR CVX Fusion Fund, AQR MS Fusion Fund, AQR MS Fusion HV Fund and AQR Alternative Risk Premia Fund only). The address of each is as follows:
(a)
Registrant
AQR Funds
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(b)
Investment Adviser
AQR Capital Management, LLC
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(c)
Sub-Adviser
AQR Arbitrage, LLC
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(d)
Principal Underwriter
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(e)
Transfer Agent
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203
(f)
Administrator and Custodian
J.P. Morgan Chase Bank, National Association
1 Chase Manhattan Plaza
New York, NY 10005
(g)
Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
12

Item 34. Management Services
Not Applicable.
Item 35. Undertakings
Not Applicable.
13

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements of effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, Connecticut, on the 26th day of January, 2026.
AQR Funds
By	/s/ John Howard
John Howard President, Chief Executive Officer and Trustee
Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
	Signature	Title	Date
	/s/ John Howard	John Howard
	(John Howard)	President, Chief Executive Officer and Trustee (Principal Executive Officer)	January 26, 2026
	/s/ Matthew Plastina	Matthew Plastina
	(Matthew Plastina)	Chief Financial Officer (Principal Financial Officer)	January 26, 2026
	*	Gregg D. Behrens
	(Gregg D. Behrens)	Trustee
	*	Kathleen M. Hagerty
	(Kathleen M. Hagerty)	Trustee
	*	Lisa Polsky
	(Lisa Polsky)	Trustee
	*	Roy Swan
	(Roy Swan)	Trustee
	*	Mark A. Zurack
	(Mark A. Zurack)	Trustee
*By:	/s/ Nicole DonVito		January 26, 2026
Nicole DonVito Attorney-in-fact for each Trustee
1

Exhibit Index
Item Number	Item
(a)(2)(ii)	Amended Schedule A to the Declaration of Trust
(d)(3)(ix)	Eighth Amendment to Investment Management Agreement II between Registrant and AQR Capital Management, LLC
(h)(4)(x)	Ninth Amendment to Sixth Amended and Restated Fee Waiver and Expense Reimbursement Agreement
(j)	Consent of Independent Registered Public Accounting Firm
Other Exhibit:	Power of Attorney of Roy Swan
Power of Attorney of Lisa Polsky
Power of Attorney of John Howard
2